UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

4151 Amon Carter Boulevard, MD 2450 Fort Worth, Texas 76155

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT 4151 Amon Carter Boulevard, MD 2450 Fort Worth, Texas 76155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2012

Date of reporting period: August 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Important Information: There is no guarantee that each Fund’s investment objective will be met. Because the Flexible Bond Fund has a flexible approach to investing; the risks of the Fund are likewise varied. The primary risks fall into one of several broad categories including high yield securities risk, credit risk, foreign investment risk, derivatives risk, interest rate risk and non-diversification risk. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. Mortgage and asset-backed securities may be sensitive to changes in interest rates, subject to early repayment risk, and their value may fluctuate in response to the market’s perception of issuer creditworthiness; while generally supported by some form of government or private guarantee there is no assurance that private guarantors will meet their obligations. Income from municipal bonds may be subject to state and local taxes and at times the alternative minimum tax. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could result in losing more than the amount invested. Diversification does not ensure against loss. Investing in debt securities entails interest rate risk that debt securities will decrease in value with increases in market interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise. Please see the prospectus for a complete discussion of the Fund’s risks.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	August 31, 2012

Dear Shareholders,

Fixed-income instruments have been a remarkably strong option for investors in recent years. Although equities have come back solidly from their downturn during 2008 and 2009, with the S&P 500 Index returning an annual average of 6.5% over the past ten years, returns from both the leading corporate bond index (the BofA Merrill Lynch U.S. Corporate Index) and the leading U.S. Treasury index (the BofA Merrill Lynch U.S. Treasury Index) have outperformed that rate for the same period.

This is an excellent landscape for skilled bond fund managers who are given a wide amount of latitude to seek out many varieties of fixed-income vehicles. We are fortunate to have three of them sub-advising the American Beacon Flexible Bond Fund.

As a result of their expertise, the American Beacon Flexible Bond Fund (Institutional Class) returned 6.34% for the 12-month period ended August 31, 2012.

Since its inception just over a year ago, this Fund has been a worthy addition to American Beacon’s suite of investment choices. With the global economy still sluggish in its recovery, we expect fixed-income investments to remain a vital choice for investors for some time to come, and we’re pleased to be able to offer a Fund designed with the flexibility to benefit from the opportunities the sub-advisors find in the market.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

Global Bond Market Overview
August 31, 2012 (Unaudited)

Since the U.S. financial crisis of 2008, the global capital markets have been roiled by a contest between two conflicting sets of macroeconomic forces. On one side are the forces of debt deleveraging, which reduce growth and are deflationary. On the other side are the efforts of central banks to reinflate through balance sheet expansion.

Complicating things even more is that different central banks have reacted differently. The U.S. Federal Reserve has been the most aggressive, while the People’s Bank of China has been tapping on the brakes from mid-2009 until the end of last year. This roller coaster investment environment of “risk-on” or “risk-off” has dominated other factors for most of the past few years, making it very hard for investors to diversify outside of this general pattern.

At first glance, this year played pretty much to the same script. It started with a bang when the European Central Bank (ECB) launched a massive but unorthodox monetization operation through the Longer-Term Refinancing Operations to prevent a Lehman-like seizure in the financial system. While the infusion of liquidity temporarily stabilized markets, it did not address the ongoing balance sheet issues facing both sovereigns and the private sector.

Risk assets came under renewed pressure in the second quarter of 2012 as European political uncertainty intensified, sovereigns and financials were downgraded, and weaker U.S. economic data challenged the modest U.S. cyclical recovery. A desire to avoid risk drove down interest rates across developed markets, including the U.S. and Germany, where yields touched historic lows. By contrast, sovereign yields in Spain and Italy rose towards prohibitive levels, while Greece’s elections failed to help its deteriorating economy.

There has been a subtle change in risk-asset correlations since the start of the year. The U.S. stock market is up while the euro is down, a departure from the correlation of the last three years. Investors have become more discriminating in their determination of risk and are less willing to throw out the good with the bad so long as the world economy is not sinking into recession or a global financial meltdown.

Even though U.S. economic growth has been disappointing this year, underlying private-sector real gross domestic product (GDP) growth has averaged 3.1% since the second quarter of 2009. This is a respectable rate considering the dire state of housing, the associated lack of new credit demand, and the more recent fiscal drag over the past year. Since 2011, public-sector retrenchment at the state level and the prospect of a sequester happening at the end of this year have shaved an annualized 1% off of GDP growth. Add to this the uncertainty related to Europe along with next year’s U.S. “fiscal cliff,” and it is easy to see why businesses and households may adopt a wait-and-see stance. Nonetheless, the recessionary consequences of not changing the current budget laws are so strong that any adjustment in this direction will be a positive.

China’s economic growth rate appears close to a trough. The Chinese authorities have been reversing the policy dials since the start of the year. The authorities want a soft landing to a sustainable growth level as part of a longer-term strategy aimed at moving away from China’s boom-bust pattern, with a greater reliance on domestic consumption and less of a focus on expanding foreign exports.

Europe’s economic crisis is really a political crisis. It could be easily resolved by allowing the ECB to monetize some of the existing claims in the system. It could engage in U.S.- or U.K.-style quantitative easing operations and buy sovereign bonds. In the end, self-preservation may prevail over political dysfunction. The EU summit at the end of June laid out the groundwork of a workable recapitalization plan for Europe’s banks. It won’t be as speedy as the U.S. process, but it could be an important turning point in Europe’s seemingly endless crisis. The EU also has been making progress on the recapitalization of Spain’s banking sector, which could reduce significantly the threat of a deep credit contraction.

Global growth is not strong but it is positive, while regional growth is very desynchronized. U.S. economic growth has fallen short of the expectations of many observers, but the private sector is still doing better than generally acknowledged. China is in transition as its leaders seek to stabilize growth. These two economic regions are critical because they are the important drivers of the world economy. As for

2

Global Bond Market Overview
August 31, 2012 (Unaudited)

Europe, based on the landmark decision to create a single bank supervisor along with the decision to allow direct recapitalization from the European Stability Mechanism, it looks like the political will exists to prevent a break-up of the union.

The big question is still the outlook for the global economy. The risk of a catastrophic financial failure has eased somewhat since last year but markets are still priced for a pessimistic growth outlook.

3

American Beacon Flexible Bond Fund SM Performance Overview
August 31, 2012 (Unaudited)

The Investor Class of the Flexible Bond Fund (the “Fund”) returned 5.99% for the twelve months ended August 31, 2012. The Fund outperformed the BofA Merrill Lynch 3-Month LIBOR Index (the “Index”) return of 0.45%. The performance objective of the Fund is to generate positive total returns over a full market cycle and it successfully achieved positive absolute returns during the twelve-month period.

	Annualized Total Returns Periods ended 8/31/12
	1 Year	Since Inception (7/5/2011)	Value of $10,000 7/5/11- 8/31/12
Institutional Class (1,2,4)	6.34%	6.10%	$10,708
Y Class (1,2,4)	6.20%	5.97%	10,694
Investor Class(1,2,4)	5.99%	5.98%	10,695
A Class with sales charge (1,2,4)	0.70%	1.27%	10,147
A Class without sales charge (1,2,4)	5.70%	5.63%	10,655
C Class with sales charge (1,2,4)	4.15%	5.44%	10,632
C Class without sales charge (1,2,4)	5.15%	5.44%	10,632
BofA Merrill Lynch 3-Month LIBOR Index (3)	0.45%	0.38%	10,047
Barclays Capital U.S. Aggregate Index (3)	5.78%	7.91%	10,884

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
3.	The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The Barclays Capital U.S. Aggregate Index is a market weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 1.36%, 1.46%, 1.74%, 1.86% and 2.60%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The high quality nature of the Fund’s fixed income holdings proved beneficial in achieving its return objective. Securities issued by the United States Treasury and foreign Sovereign governments represented a significant portion of the Fund’s assets during the period. Aggregating the two security types, the average allocation for the period was approximately 55% of fixed income holdings. Treasuries maintained a larger allocation in the Fund, however they lagged the returns generated by Sovereign issues (+2.2% vs. +7.6% respectively).

Corporate fixed income holdings also had a sizeable allocation within the Fund and provided a positive contribution to the return generated over the period. Among the Corporate holdings, positions in the Financial sector had the most significant impact. Financials represented 10.9% of the Fund’s 16.9% overall allocation to Corporate securities. As a group, the Fund’s Financial sector fixed income positions gained 6.2%.

The Fund’s longer-dated fixed income securities generally outperformed its shorter-dated securities. Securities with a duration greater than 5 years generated strong absolute returns (in some cases double-digit gains) and benefited from a declining rate environment further out on the yield curve. While the Fund experienced the greatest benefit during the period from longer duration securities, the majority of the fixed income securities have a duration between zero to three years (70.7% of the assets on average over the

4

American Beacon Flexible Bond Fund SM Performance Overview
August 31, 2012 (Unaudited)

period). The shorter duration securities also had a positive contribution to the Fund’s return, just not to the extent of the longer-dated securities.

The Fund has the flexibility to utilize derivative instruments and will do so to enhance return, hedge risk, gain efficient exposure to an asset class, or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purposes of creating financial leverage. During the period, the Fund experienced modest benefits from the use of derivatives in foreign currency transactions in addition to investments made in futures, options, and swaps.

Looking forward, the Fund’s investment managers will continue to allocate investments across a wide range of global investment opportunities, seeking to achieve the Fund’s goal of positive total returns regardless of market conditions over a full market cycle.

Top Ten Holdings

% of Net Assets
U.S. Treasury Bill, 0.090%, Due 12/13/2012	5.3%
U.S. Treasury Bill, 0.176%, Due 7/25/2013	5.3%
U.S. Treasury Note, 2.000%, Due 11/30/2013	3.1%
U.S. Treasury Bill, 0.190%, Due 8/22/2013	2.8%
U.S. Treasury Note, 0.500%, Due 10/15/2013	2.7%
Mexican Bonos, 8.50%, Due 5/31/2029	2.6%
U.S. Treasury Note, 0.125%, Due 7/15/2022	2.0%
U.S. Treasury Note, 0.75%, Due 9/15/2013	1.7%
U.S. Treasury Note, 1.875%, Due 4/30/2014	1.6%
U.S. Treasury Note, 3.125%, Due 4/30/2013	1.6%

Sector Allocation

% of Fixed Income
Corporate	34.3%
U.S. Treasury	30.9%
Sovereign Obligations	22.5%
Mortgage-Backed	8.5%
Convertible Obligations	2.5%
Asset-Backed	1.3%

5

American Beacon Flexible Bond Fund SM Fund Expenses
August 31, 2012 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on shares purchased and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2012 through August 31, 2012.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During Period* 3/1/12 - 8/31/12
Institutional Class
Actual	$1,000.00	$1,034.50	$4.65
Hypothetical **	$1,000.00	$1,020.56	$4.62
Y Class
Actual	$1,000.00	$1,033.47	$5.06
Hypothetical **	$1,000.00	$1,020.16	$5.03
Investor Class
Actual	$1,000.00	$1,031.78	$6.49
Hypothetical **	$1,000.00	$1,018.75	$6.44
A Class
Actual	$1,000.00	$1,031.58	$7.25
Hypothetical **	$1,000.00	$1,018.00	$7.20
C Class
Actual	$1,000.00	$1,028.05	$6.98
Hypothetical **	$1,000.00	$1,018.25	$6.95

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.91%, 0.99%, 1.27%, 1.42% and 1.37% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half year period.
**	5% return before expenses.

6

American Beacon Flexible Bond Fund SM Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Flexible Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Flexible Bond Fund (one of the funds comprising the American Beacon Funds) (the “Fund”) as of August 31, 2012, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Flexible Bond Fund at August 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

October 30, 2012

7

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2012

	Par AmountH		Fair Value
	(000’s)		(000’s)
CORPORATE OBLIGATIONS - 28.20%
Financials - 21.04%
Alexandria Real Estate Equities, Inc., 4.60%, Due 4/1/2022A		$50	$53
American International Group, Inc., 8.25%, Due 8/15/2018		235	296
Asian Development Bank,
2.75%, Due 5/21/2014		500	520
2.00%, Due 8/29/2017	NOR	400	69
Bank of America Corp.,
6.50%, Due 8/1/2016		285	325
5.75%, Due 12/1/2017		60	67
Bank of America NA, 5.30%, Due 3/15/2017		250	272
Barclays Bank N.Y., 14.00%, Due 12/31/2049B	GBP	50	95
Barclays Bank PLC,
6.75%, Due 2/24/2014	AUS	300	317
5.20%, Due 7/10/2014		250	265
BNP Paribas S.A., 1.358%, Due 1/10/2014C		250	249
Cie de Financement Foncier, 2.25%, Due 3/7/2014D		200	203
CIT Group, Inc., 4.75%, Due 2/15/2015D		10	10
Citigroup, Inc.,
6.375%, Due 8/12/2014		360	391
5.50%, Due 10/15/2014		50	54
6.125%, Due 5/15/2018		60	70
Danske Bank A/S,
1.505%, Due 4/14/2014C D		200	196
3.875%, Due 4/14/2016D		200	205
Dexia Credit Local S.A., 2.75%, Due 4/29/2014		250	250
DNB Bank ASA, 3.20%, Due 4/3/2017D		200	207
Eksportfinans ASA, 3.00%, Due 11/17/2014		50	49
Erste Abwicklungsanstalt, 0.811%, Due 10/1/2012B		400	399
European Investment Bank,
1.625%, Due 3/15/2013		180	181
2.875%, Due 3/15/2013		290	294
1.25%, Due 9/17/2013		395	399
6.75%, Due 6/13/2017	RUB	3,766	115
6.00%, Due 12/7/2028	GBP	150	322
Export-Import Bank of Korea, 5.00%, Due 4/11/2022		200	231
Fidelity National Financial, Inc., 5.50%, Due 9/1/2022		50	52
Fifth Third Bancorp, 0.888%, Due 12/20/2016C		175	162
General Electric Capital Corp., 1.097%, Due 6/2/2014C		120	120
Goldman Sachs Group, Inc.,
0.853%, Due 7/22/2015C		420	398
7.50%, Due 2/15/2019		132	158
5.25%, Due 7/27/2021		135	144
Hartford Financial Services Group, Inc., 6.625%, Due 4/15/2042		285	320
Henderson UK Finance plc, 7.25%, Due 3/24/2016	GBP	100	166
HSBC Bank USA, 10.00%, Due 1/5/2017	BRL	500	259
HSBC Finance Corp., 0.818%, Due 9/14/2012C		50	50
Icahn Enterprises LP., 8.00%, Due 1/15/2018E		35	37
ING Bank N.V.,
1.775%, Due 10/18/2013B D		180	181
1.868%, Due 6/9/2014C D		565	562
JP Morgan Chase Bank, NA, 0.882%, Due 5/31/2017B	EUR	400	462
JPMorgan Chase & Co.,
1.252%, Due 1/24/2014C		120	121
4.40%, Due 7/22/2020		10	11
4.50%, Due 1/24/2022		115	128
Kookmin Bank, 7.25%, Due 5/14/2014		100	109
Landwirtschaftliche Rentenbank,
0.458%, Due 2/12/2013C D		180	180
3.25%, Due 3/15/2013		215	218
Merrill Lynch & Co, Inc., 0.773%, Due 10/21/2015B		100	93
Merrill Lynch & Co. Inc, 7.75%, Due 5/14/2038		100	121

See accompanying notes
8

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2012

	Par Amount		Fair Value
	(000’s)		(000’s)
Metinvest BV, 10.25%, Due 5/20/2015D		$100	$100
Morgan Stanley,
1.427%, Due 4/29/2013C		56	56
2.937%, Due 5/14/2013C		140	141
4.75%, Due 3/22/2017		130	134
7.60%, Due 8/8/2017	NZD	430	355
6.25%, Due 8/28/2017		145	157
National Australia Bank Ltd, 1.60%, Due 8/7/2015		250	252
Nederlandse Waterschapsbank N.V., 2.00%, Due 10/20/2012		326	327
Santander US Debt SAU, 3.724%, Due 1/20/2015D		200	193
Societe Generale NA, Inc., 5.028%, Due 10/20/2014	AUD	150	150
Standard Chartered plc,
5.50%, Due 11/18/2014D		100	108
3.85%, Due 4/27/2015D		300	314
Swire Properties Mtn., 4.375%, Due 6/18/2022		200	212
Temasek Financial I Ltd., 3.375%, Due 7/23/2042		250	249
UBS AG, 5.875%, Due 12/20/2017		300	349
United Overseas Bank Ltd., 5.375%, Due 9/3/2019B D		100	106

			13,359

Industrials - 6.90%
American Axle & Manufacturing Holdings, Inc., 9.25%, Due 1/15/2017D		50	56
AmeriGas Finance LLC, 7.00%, Due 5/20/2022F		35	37
Amgen, Inc., 5.15%, Due 11/15/2041		245	267
ARAMARK Corp., 3.945%, Due 2/1/2015C		50	50
BAA Funding Ltd., 2.50%, Due 6/25/2017D		200	204
BAA SH PLC., 7.125%, Due 3/1/2017	GBP	70	118
BRF - Brasil Foods S.A., 5.875%, Due 6/6/2022D		200	211
British Telecommunications plc, 1.593%, Due 12/20/2013B		200	201
Carnival plc, 4.25%, Due 11/27/2013	EUR	125	163
Case New Holland, Inc., 7.75%, Due 9/1/2013		60	63
CCO Holdings LLC, 6.50%, Due 4/30/2021F		15	16
Chesapeake Energy Corp.,
7.625%, Due 7/15/2013		150	155
6.775%, Due 3/15/2019		21	21
Continental Resources, Inc., 5.00%, Due 9/15/2022D		25	26
CSN Islands XII Corp., 7.00%, Due 12/31/2049D		100	101
Digicel Ltd., 7.00%, Due 2/15/2020D		400	397
DuPont Fabros Technology LP, 8.50%, Due 12/15/2017E		45	50
Emaar Sukuk LTD., 6.40%, Due 7/18/2019		200	209
Fidelity National Information Services, Inc., 5.00%, Due 3/15/2022		50	52
Ford Motor Credit Co. LLC, 5.00%, Due 5/15/2018F		200	215
Gibraltar Industries, Inc., 8.00%, Due 12/1/2015		50	51
HCA, Inc., 7.50%, Due 2/15/2022		36	40
Hewlett-Packard Co., 4.65%, Due 12/9/2021		140	143
Hospitality Properties Trust, 5.00%, Due 8/15/2022A		40	41
Jaguar Land Rover plc, 8.125%, Due 5/15/2018	GBP	100	168
Linn Energy LLC, 6.25%, Due 11/1/2019D F		35	35
Marriott International, Inc., 3.00%, Due 3/1/2019		75	77
Network Rail Infrastructure Finance plc, 1.75%, Due 3/18/2013		205	207
Noble Group Ltd., 8.50%, Due 5/30/2013		100	105
Packaging Corp of America, 3.90%, Due 6/15/2022		25	26
Petronas Global Sukuk Ltd., 4.25%, Due 8/12/2014		100	105
Reynolds Group Issuer Inc, 7.875%, Due 8/15/2019		100	111
SandRidge Energy, Inc., 7.50%, Due 3/15/2021D		50	51
Sinopec GRP Oversea, 3.90%, Due 5/17/2022		200	214
Sirius XM Radio, Inc., 5.25%, Due 8/15/2022D		50	50
Sprint Nextel Corp., 7.00%, Due 8/15/2020		30	31
Symantec Corp., 2.75%, Due 6/15/2017		15	15
Transocean, Inc., 7.35%, Due 12/15/2041		115	155
Univision Communications, Inc., 6.875%, Due 5/15/2019D		55	57
Warner Chilcott Co. LLC, 7.75%, Due 9/15/2018F		35	38
Wyndham Worldwide Corp., 4.25%, Due 3/1/2022		50	52

			4,384

See accompanying notes
9

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2012

	Par Amount		Fair Value
	(000’s)		(000’s)
Utilities - 0.26%
AES Corp, 7.375%, Due 7/1/2021		$35	$40
Tokyo Electric Power Co. Inc, 4.50%, Due 3/24/2014	EUR	100	125

			165

Total Corporate Obligations (Cost $17,415)			17,908

CONVERTIBLE OBLIGATIONS - 1.95%
Financials - 0.17%
Billion Express Investment Ltd, 0.75%, Due 10/18/2015		100	105

Industrials - 1.54%
ArcelorMittal, 5.00%, Due 5/15/2014		240	243
China Petroleum & Chemical Corp., 0.01%, Due 4/24/2014	HKD	1,000	151
Glencore Finance Europe S.A., 5.00%, Due 12/31/2014		100	123
Lukoil International Finance BV, 2.625%, Due 6/16/2015		100	107
Microsoft Corp., 0.00%, Due 6/15/2013D		100	106
Seadrill Ltd., 3.375%, Due 10/27/2017		100	139
Shire plc, 2.75%, Due 5/9/2014		100	114

			983

Sovereign/Government - 0.24%
KFW, 1.50%, Due 7/30/2014	EUR	100	152

Total Convertible Obligations (Cost $1,216)			1,240

SOVEREIGN OBLIGATIONS - 15.42%
Buoni del Tesoro Poliennali, 2.35%, Due 9/15/2035	EUR	235	201
Hungary Government Bond,
5.50%, Due 2/12/2016	HUF	170,000	722
7.50%, Due 11/12/2020	HUF	30,000	134
Instituto de Credito Oficial,
5.50%, Due 10/11/2012	AUS	150	155
2.375%, Due 3/4/2013	AUS	200	197
Italy Government International Bond, 3.125%, Due 1/26/2015	USD	100	98
KFW, 1.875%, Due 1/14/2013	EUR	160	161
KommunalBanken AS, 1.375%, Due 6/8/2017	EUR	200	202
Korea Treasury Bond,
3.00%, Due 12/10/2013	KRW	352,000	311
5.75%, Due 9/10/2018	KRW	574,000	584
Malaysia Government Bond,
3.702%, Due 2/25/2013	MYR	2,015	647
5.094%, Due 4/30/2014	MYR	575	190
Mexican Bonos,
7.00%, Due 6/19/2014	MXN	2,520	198
8.00%, Due 12/7/2023	MXN	2,500	227
8.50%, Due 5/31/2029	MXN	17,310	1,639
8.50%, Due 11/18/2038	MXN	3,500	331
National JSC Naftogaz of Ukraine, 9.50%, Due 9/30/2014	EUR	100	99
New Zealand Government Bond, 6.00%, Due 5/15/2021	NZD	350	337
Norway Government Bond, 4.25%, Due 5/19/2017	NOK	400	78
Poland Government Bond,
5.25%, Due 10/25/2020	PLN	3,045	952
5.75%, Due 9/23/2022	PLN	940	302
Qatar Government International Bond, 5.75%, Due 1/20/2042	USD	200	250
Republic of Egypt, 6.875%, Due 4/30/2040	EUR	100	96
South Africa Government Bond,
6.75%, Due 3/31/2021	ZAR	3,690	439
6.50%, Due 2/28/2041	ZAR	3,560	346
United Kingdom Gilt, 4.50%, Due 3/7/2013	GBP	475	771
Uruguay Government International Bond, 4.375%, Due 12/15/2028	UYU	2,233	122

Total Sovereign Obligations (Cost $9,602)			9,789

See accompanying notes
10

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2012

	Par Amount		Fair Value
	(000’s)		(000’s)
ASSET-BACKED SECURITIES - 1.02%
Avenue CLO Fund Ltd., 0.785%, Due 2/15/2017, 2004 1A A1LC D		$136	$135
Carrington Mortgage Loan Trust, 0.336%, Due 5/25/2036, 2006 RFC1 A2C		43	42
KGS Alpha SBA, 0.804%, Due 8/25/2038, COOF 8/37 1I		5,000	203
Landmark CDO Ltd., 1.005%, Due 1/15/2016, 2003 3A A1LC D		79	79
Oakwood Mortgage Investors, Inc., 6.61%, Due 2/15/2021, 2001 C A3		342	183
Residential Asset Securities Corp., 0.816%, Due 7/25/2033, 2003 KS5 AIIBC		10	8

Total Asset-Backed Securities (Cost $631)			650

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 6.52%
Adjustable Rate Mortgage Trust, 3.113%, Due 9/25/2035, 2005 5 2A1		100	87
American Home Mortgage Investment Trust,
2.559%, Due 10/25/2034, 2004 3 5AC		100	97
2.214%, Due 9/25/2045, 2005 2 4A1C		11	10
Banc of America Alternative Loan Trust, 0.636%, Due 5/25/2035, 2005 4 CB6C		106	74
Banc of America Mortgage Securities, Inc., 3.626%, Due 7/20/2032, 2002 G1A3C		26	26
Bear Stearns Adjustable Rate Mortgage Trust,
2.870%, Due 11/25/2030, 2000 2 A1		65	66
2.762%, Due 8/25/2033, 2003 5 2A1C		141	143
3.005%, Due 8/25/2033, 2003 5 1A1C		59	58
3.109%, Due 4/25/2034, 2004 1 22A1C		63	59
3.295%, Due 11/25/2034, 2004 9 22A1C		37	37
2.40%, Due 10/25/2035, 2005 9 A1C		82	75
Bear Stearns Alt-A Trust,
2.925%, Due 9/25/2034, 2004 9 2A1C		210	166
2.844%, Due 11/25/2036, 2006 6 32A1		138	80
Chase Mortgage Finance Corp.,
2.929%, Due 2/25/2037, 2007 A1 1A5		70	70
2.937%, Due 2/25/2037, 2007 A1 7A1		72	72
Citigroup Mortgage Loan Trust, Inc.,
2.683%, Due 8/25/2035, 2005 3 2A2A		69	69
1.99%, Due 9/25/2035, 2005 6 A3C		70	69
Countrywide Alternative Loan Trust,
0.686%, Due 8/25/2033, 2003 15T2 A2C		20	19
5.50%, Due 10/25/2033, 2003 20CB 1A4		163	165
6.00%, Due 10/25/2033, 2003 J2 A1		37	38
0.516%, Due 2/25/2037, 2005 81 A1C		22	13
0.447%, Due 7/20/2046, 2006 OA9 2A1AC		20	9
0.426%, Due 9/25/2046, 2006 OA11 A1BC		24	14
Countrywide Home Loan Mortgage Pass Through Trust,
2.990%, Due 6/25/2033, 2003 27 A1C		69	69
0.616%, Due 9/25/2034, 2004 16 1A4AC		65	46
0.526%, Due 4/25/2035, 2005 3 2A1C		286	198
0.466%, Due 5/25/2035, 2005 9 1A3C		187	135
Credit Suisse First Boston Mortgage Securities Corp.,
2.875%, Due 9/25/2034, 2004 AR8 2A1		63	63
5.00%, Due 11/25/2034, 2004 7 1A1		8	8
Fastnet Securities plc, 1.063%, Due 3/10/2050, 4 A1C	EUR	226	279
First Horizon Asset Securities, Inc., 2.538%, Due 2/25/2034, 2004 AR1 2A1C		88	87
GSR Mortgage Loan Trust,
6.00%, Due 3/25/2032, 2003 2F 3A1		5	5
2.558%, Due 6/25/2034, 2004 7 3A1		65	64
5.137%, Due 11/25/2035, 2005 AR7 6A1C		73	73
LB-UBS Commercial Mortgage Trust, 0.447%, Due 9/15/2045, 2007 C7 XW		1,570	23
Morgan Stanley ABS Capital I, 0.286%, Due 7/25/2036, 2006 A2FPC		91	27
Nomura Asset Acceptance Corp., 7.50%, Due 3/25/2034, 2004 R1 A2D		145	154
Residential Asset Securitization Trust, 2.817%, Due 12/25/2034, 2004 IP2 4A		127	127
Structured Adjustable Rate Mortgage Loan Trust,
2.803%, Due 5/25/2034, 2004 5 3A2		91	91

See accompanying notes
11

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
2.787%, Due 7/25/2034, 2004 8 3AC	$87	$86
Structured Asset Mortgage Investments, Inc., 0.466%, Due 5/25/2045, 2005 AR2 2A1C	131	88
Structured Asset Securities Corp., 5.50%, Due 5/25/2035, 2005 6 2A14	150	148
Vanderbilt Mortgage Finance, 8.525%, Due 3/7/2025, 2000 B IA4	66	67
WaMu Mortgage Pass Through Certificates,
2.478%, Due 3/25/2035, 2005 AR3 A1	65	60
1.881%, Due 12/19/2039, 2001 AR5 1A	129	129
0.466%, Due 4/25/2045, 2005 AR6 2A1AC	188	170
0.556%, Due 7/25/2045, 2005 AR9 A1AC	115	102
0.506%, Due 12/25/2045, 2005 AR17 A1A1C	188	164
Washington Mutual MSC Mortgage Pass-Through Certificates, 2.257%, Due 2/25/2033, 2003 AR1 2AC	5	4
Wells Fargo Mortgage Backed Securities Trust, 2.671%, Due 3/25/2035, 2005 AR3 2A1C	153	154

Total Non-Agency Mortgage-Backed Obligations (Cost $3,652)		4,137

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.04% (Cost $24)
Fannie Mae Grantor Trust, 6.00%, Due 2/25/2044 2004 T3 CL 1A1	21	24

U.S. TREASURY OBLIGATIONS - 23.74%
U.S. Treasury Bonds - 1.80%
1.75%, Due 1/15/2028 G	438	562
4.375%, Due 5/15/2040 J	100	136
4.375%, Due 5/15/2041	325	442

		1,140

U.S. Treasury Notes - 21.94%
0.375%, Due 10/31/2012	500	500
1.375%, Due 2/15/2013	1,000	1,005
3.125%, Due 4/30/2013	1,000	1,019
1.375%, Due 5/15/2013	350	353
0.375%, Due 6/30/2013	100	100
1.00%, Due 7/15/2013	300	302
0.375%, Due 7/31/2013	500	501
0.75%, Due 8/15/2013	600	603
0.75%, Due 9/15/2013	1,100	1,106
0.125%, Due 9/30/2013	200	200
0.50%, Due 10/15/2013	1,700	1,707
2.00%, Due 11/30/2013	1,900	1,943
1.875%, Due 4/30/2014	1,000	1,027
2.00%, Due 7/15/2014 G	365	389
1.625%, Due 1/15/2015 G	120	129
0.125%, Due 1/15/2022 G	710	767
0.125%, Due 7/15/2022 G	1,198	1,297
2.00%, Due 1/15/2026 G	116	150
2.00%, Due 11/15/2021	700	734
1.75%, Due 5/15/2022	100	102

		13,934

Total U.S. Treasury Obligations (Cost $14,833)		15,074

	Shares
SHORT-TERM INVESTMENTS - 20.88%
Other Investment Companies - 3.81%
JPMorgan U.S. Government Money Market Fund, Capital Class	2,421,889	2,422

See accompanying notes
12

American Beacon Flexible Bond FundSM
Schedule of Investments
August 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
Certificates Of Deposit - 0.77%
Banco do Brasil S.A., 0.01%, Due 3/26/2013	$250	$245
Itau Unibanco Holding SA, 0.01%, Due 3/26/2013	250	247

		492

Repurchase Agreements - 2.05%
Deutsche Bank, 0.20%, Due 9/4/2012, (Held at Deutsche Bank Morgan Grenfell, Collateralized by a U.S. Treasury Obligation valued at $1,329, 2.00%, Due 11/15/2012)	1,300	1,300

U.S. Treasury Bills - 14.24%
0.09%, Due 9/20/2012	535	535
0.09%, Due 12/13/2012	3,360	3,360
0.176%, Due 7/25/2013J	3,355	3,350
0.19%, Due 8/22/2013	1,800	1,797

		9,042

Total Short-Term Investments (Cost $13,257)		13,256

TOTAL INVESTMENTS - 97.76% (Cost $60,629)		62,078
PURCHASED OPTIONS - 0.11% (Cost $183)		69
WRITTEN OPTIONS - (0.10%)		(61)
OTHER ASSETS, NET OF LIABILITIES - 2.23%		1,414

TOTAL NET ASSETS - 100.00%		$63,500

Percentages are stated as a percent of net assets.

A	REIT - Real Estate Investment Trust.
B	Variable rate.
C	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
D

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $4,227 or 6.65% of net assets. The Fund has no right to demand registration of these securities.

E	Limited Partnership.
F	Limited Liability Company.
G	Inflation-Indexed Note.
H	In U.S. Dollars unless otherwise noted.
I

This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Trustees. At August 31, 2012, the aggregate value of securities valued at fair value was $203, which rounds to zero percent of total net assets.

J	This security or a piece thereof is held as segregated collateral for interest rate and credit default swaps.

Futures Contracts Open on August 31, 2012:
Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
90 Day Australia Bank Bill December Futures	Long	2	December, 2012	$2,000,385	$902
3-Month Canadian Bankers Acceptance September Futures	Long	2	September, 2012	500,609	(228)
3-Month Canadian Bankers Acceptance December Futures	Long	29	December, 2012	7,255,516	(8,255)
3-Month Canadian Bankers Acceptance March Futures	Short	29	March, 2013	7,253,310	16,130
German Euro Bund September Futures	Short	4	September, 2012	724,593	3,874
German Euro Bund September Futures	Short	22	September, 2012	3,985,263	18,464
German Euro Bund September Futures	Short	7	September, 2012	1,123,643	(2,075)
Euro OAT December Futures	Short	15	December, 2012	2,522,895	2,710

See accompanying notes
13

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2012

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
UK Long December Futures	Short	1	December, 2012	$192,051	$127
90 Day Eurodollar June Futures	Short	3	June, 2013	747,263	(2,588)
90 Day Eurodollar December Futures	Long	3	December, 2012	747,338	2,663
90 Day Eurodollar March Futures	Long	10	March, 2013	2,491,125	6,000
90 Day Eurodollar September Futures	Short	10	September, 2013	2,490,500	(5,925)
U.S. Treasury 10-Year Note December Futures	Short	11	December, 2012	1,470,906	(11,945)
U.S. Treasury 5-Year Note December Futures	Short	2	December, 2012	249,328	(1,203)
U.S. Treasury 30-Year Note December Futures	Short	6	December, 2012	908,438	(11,063)
U.S. Treasury Ultra Long December Futures	Short	3	December, 2012	507,000	(8,438)

				$35,170,164	$(850)

Centrally cleared swap agreements outstanding on August 31, 2012:

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Curr	Notional Amount(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Receive	6-Month JPY-LIBOR	0.500%	1/15/2016	JPY	$490,000,000	$(15,542)	$(6,549)	$(22,091)
Receive	3-Month USD-LIBOR	1.500%	6/20/2017	USD	3,200,000	(23,345)	(92,920)	(116,265)
Receive	3-Month USD-LIBOR	3.000%	6/20/2022	USD	5,700,000	87,454	24,241	111,695
Receive	6-Month AUD-BBSW	4.000%	3/15/2023	AUD	4,700,000	(47,319)	76,874	29,555
Receive	6-Month AUD-BBSW	3.750%	3/15/2023	AUD	800,000	215	(12,047)	(11,832)
Receive	6-Month JPY-LIBOR	2.500%	6/15/2032	JPY	180,000,000	(27,254)	10,035	(17,219)
Receive	3-Month USD-LIBOR	2.500%	12/19/2042	USD	4,600,000	63,923	(55,318)	8,605

						$38,132	$(55,684)	$(17,552)

OTC Swap Agreements Outstanding on August 31, 2012:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Index/Obligations	Counterparty	Fixed Rate	Maturity Date	Implied Credit Spread at 8/31/2012(3)	Notional Amount (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Chesapeake Energy Corporation	BOA	5.000%	6/20/2014	5.4325%	$120,000	$1,544	$(681)	$863
Credit Agricole SA	GST	1.000%	12/20/2016	2.5094%	50,000	4,296	(557)	3,739
Credit Agricole SA	DUB	1.000%	12/20/2016	2.5094%	150,000	14,140	(2,923)	11,217
Credit Agricole SA	CBK	1.000%	6/20/2017	2.5993%	100,000	16,059	(7,501)	8,558
Unicredit, Societa Per Azioni	FBF	3.000%	6/20/2017	4.5846%	400,000	23,675	3,438	27,113
Banco Bilboa Vizcaya Argentaria	CBK	3.000%	6/20/2017	4.0791%	200,000	12,943	(4,099)	8,844
Barclays Bank PLC	BOA	1.000%	6/20/2017	2.1564%	400,000	19,002	1,411	20,413

						$91,659	$(10,912)	$80,747

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Index/Obligations	Counterparty	Fixed Rate	Maturity Date	Implied Credit Spread at 8/31/2012(3)	Notional Amount (4)	Upfront Premiums (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Citibank N.A.	FBF	1.000%	9/20/2014	1.3933%	$100,000	$(1,209)	$410	$(799)
Republic of Italy	FBF	1.000%	6/20/2017	4.5846%	400,000	(51,958)	(5,677)	(57,635)
Lloyds TSB Bank PLC	FBF	3.000%	6/20/2017	2.4690%	400,000	(838)	10,096	9,258
Kingdom of Spain	FBF	1.000%	6/20/2017	5.1444%	200,000	(30,220)	(2,403)	(32,623)
Republic of Italy	BRC	1.000%	6/20/2017	4.5846%	200,000	(34,313)	5,495	(28,818)
NRG Energy, Inc.	CBK	5.000%	6/20/2017	4.6841%	40,000	(2,346)	2,852	506

						$(120,884)	$10,773	$(110,111)

See accompanying notes
14

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2012

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Obligations	Counterparty	Fixed Pay Rate	Maturity Date	Curr	Notional Amount(4)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value (5)
iTraxx Europe 16 Index	DUB	(5.000)%	12/20/2016	EUR	$800,000	$39,347	$(18,763)	$20,584
iTraxx Europe 16 Index	MYC	(5.000)%	12/20/2016	EUR	400,000	13,024	(2,732)	10,292
iTraxx Europe 17 Index	BOA	(5.000)%	6/20/2017	EUR	200,000	15,937	(7,170)	8,767
iTraxx Europe 17 Index	BRC	(5.000)%	6/20/2017	EUR	300,000	33,447	(20,297)	13,150
iTraxx Europe 17 Index	FBF	(5.000)%	6/20/2017	EUR	300,000	26,564	(13,414)	13,150

						$128,319	$(62,376)	$65,943

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Counterparty	Fixed Rate	Maturity Date	Curr	Notional Amount(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Receive	1-Year BRL-CDI	GLM	9.9300%	1/2/2015	BRL	$800,000	$2,865	$9,922	$12,787
Pay	1-Year BRL-CDI	MYC	10.6050%	1/2/2015	BRL	4,300,000	29,554	67,511	97,065
Pay	1-Year BRL-CDI	BRC	10.1150%	1/2/2015	BRL	3,100,000	—	55,440	55,440
Receive	1-Month USD-LIBOR	GLM	0.7825%	7/10/2016	USD	2,200,000	460	3,428	3,888
Receive	6-Month AUD-BBSW	CBK	5.7500%	12/15/2021	AUD	200,000	1,189	30,586	31,775
Receive	6-Month AUD-BBSW	CBK	4.7500%	6/15/2022	AUD	1,500,000	(9,152)	128,620	119,468
Receive	6-Month AUD-BBSW	DUB	4.7500%	6/15/2022	AUD	600,000	(3,500)	51,287	47,787

							$21,416	$346,794	$368,210

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

-(3)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Purchased options outstanding on August 31, 2012:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Put-OTC 30-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	3.273%	9/24/2012	$500,000	$4	$25,667	$(25,663)
Put-OTC 30-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	3.273%	9/24/2012	600,000	4	49,500	(49,496)
Put-OTC 25-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	3.750%	1/14/2013	300,000	2,935	11,267	(8,332)

							$2,943	$86,434	$(83,491)

See accompanying notes
15

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2012

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Call – 3 Month Sterling September Future	$99.250	9/19/2012	1	$129	$228	$99
Put – U.S. Treasury Notes- 10 Year October Future	133.000	10/12/2012	17	18,906	11,687	(7,219)
Call – U.S. Treasury Notes- 10 Year October Future	133.000	10/26/2012	17	15,047	23,906	8,859
Put – CME 90-Day Eurodollar December Future	99.125	12/14/2012	98	28,125	15,925	(12,200)
Call – 3 Month Sterling December Future	99.375	12/19/2012	18	5,537	4,197	(1,340)
Put – CME 90-Day Eurodollar September Future	99.000	9/16/2013	40	12,250	3,750	(8,500)
Put – CME 90-Day Eurodollar December Future	99.000	12/15/2014	15	16,313	6,000	(10,313)

				$96,307	$65,693	$(30,614)

Written options outstanding on August 31, 2012:

Interest Rate Swaptions
Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Fair Value		Premiums	Unrealized Appreciation (Depreciation)
Put-OTC 10-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	2.850%	9/24/2012	$1,100,000	$—	*	$(24,420)	$24,420
Put-OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.850%	9/24/2012	1,200,000	—	*	(40,200)	40,200
Put-OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	3.750%	1/14/2013	1,100,000	(2,755)		(13,640)	10,885

							$(2,755)		$(78,260)	$75,505

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Fair Value	Cost	Unrealized Appreciation (Depreciation)
Put – U.S. Treasury Notes-10 Year Future	$133.000	9/21/2012	17	$(5,578)	$(13,016)	$7,483
Call – U.S. Treasury Notes-10 Year Future	133.000	9/21/2012	17	(17,797)	(8,719)	(9,078)
Put – 3 Month Sterling September Future	99.000	9/19/2012	1	— *	(40)	40
Call – 3 Month Sterling September Future	99.375	9/19/2012	1	(40)	(40)	—
Call – 3 Month Sterling December Future	99.625	12/19/2012	36	(1,429)	(2,144)	715
Call – 3 Month Sterling December Future	99.500	12/19/2012	18	(2,054)	(2,858)	804
Put – CME 90-Day Eurodollar September Future	98.750	9/16/2013	40	(2,750)	(9,750)	7,000
Put – CME 90-Day Eurodollar December Future	99.000	12/16/2013	98	(13,475)	(23,825)	10,350
Put – CME 90-Day Eurodollar December Future	98.625	12/15/2014	15	(4,313)	(12,376)	8,063
Call – CME 90-Day Eurodollar December Future	99.625	12/15/2014	30	(10,875)	(3,375)	(7,500)

				$(58,311)	$(76,143)	$17,832

* Amount between $500 and ($0).

Forward Currency Contracts Open at August 31, 2012:
Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	BRL	523,000	9/4/2012	HUS	$203	$—	$203
Buy	BRL	755,000	9/4/2012	HUS	1,787	—	1,787
Buy	BRL	755,000	9/4/2012	HUS	—	(3,832)	(3,832)
Sell	BRL	2,033,000	9/4/2012	HUS	—	(11,510)	(11,510)
Sell	AUD	30,000	9/5/2012	BRC	—	(22)	(22)
Sell	AUD	49,000	9/5/2012	DUB	—	(159)	(159)
Buy	NOK	456,000	9/5/2012	JPM	539	—	539
Buy	NOK	465,000	9/5/2012	JPM	737	—	737
Sell	NOK	921,000	9/5/2012	UAG	—	(6,510)	(6,510)
Sell	JPY	28,663,000	9/10/2012	CBK	1,094	—	1,094

See accompanying notes
16

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	JPY	5,475,000	9/10/2012	DUB	$—	$(1,147)	$(1,147)
Sell	JPY	2,530,000	9/10/2012	DUB	—	(326)	(326)
Sell	GBP	1,105,000	9/12/2012	DUB	9,060	—	9,060
Sell	GBP	285,000	9/12/2012	BRC	—	(7,484)	(7,484)
Sell	GBP	131,000	9/12/2012	BRC	—	(4,080)	(4,080)
Sell	GBP	283,000	9/12/2012	BRC	—	(2,754)	(2,754)
Buy	GBP	204,000	9/12/2012	DUB	—	(6,583)	(6,583)
Buy	GBP	10,000	9/12/2012	DUB	—	(421)	(421)
Sell	GBP	623,000	9/12/2012	GLM	—	(23,350)	(23,350)
Buy	GBP	577,000	9/13/2012	HUS	12,003	—	12,003
Buy	EUR	17,000	9/14/2012	FBF	—	(67)	(67)
Sell	EUR	23,000	9/14/2012	CBK	268	—	268
Sell	NZD	642,000	9/17/2012	HUS	—	(1,469)	(1,469)
Buy	EUR	307,316	9/18/2012	JPM	2,675	—	2,675
Sell	EUR	221,000	9/18/2012	JPM	—	(6,456)	(6,456)
Sell	EUR	307,500	9/18/2012	UAG	—	(7,535)	(7,535)
Buy	GBP	8,000	9/18/2012	JPM	252	—	252
Sell	GBP	108,000	9/18/2012	JPM	—	(1,980)	(1,980)
Sell	GBP	65,500	9/18/2012	UAG	—	(3,775)	(3,775)
Sell	NZD	1,498,000	9/18/2012	CBK	—	(63,980)	(63,980)
Sell	CAD	436,000	9/20/2012	BRC	—	(17,991)	(17,991)
Buy	EUR	95,649	9/26/2012	JPM	3,952	—	3,952
Sell	RUB	3,768,868	9/26/2012	JPM	—	(122)	(122)
Buy	KRW	184,687,400	9/28/2012	BCC	3,488	—	3,488
Sell	KRW	184,630,100	9/28/2012	BCC	507	—	507
Buy	BRL	581,457	10/2/2012	BCC	3,170	—	3,170
Buy	INR	42,860	10/3/2012	BOA	12	—	12
Sell	AUD	1,661,000	10/10/2012	HUS	—	(28,726)	(28,726)
Sell	AUD	326,000	10/10/2012	HUS	729	—	729
Buy	AUD	30,000	10/11/2012	BRC	22	—	22
Sell	AUD	49,000	10/11/2012	DUB	162	—	162
Sell	AUD	1,075,000	10/11/2012	BOA	1,938	—	1,938
Sell	AUD	99,000	10/11/2012	UAG	—	(2,514)	(2,514)
Sell	AUD	53,500	10/11/2012	UAG	—	(794)	(794)
Sell	EUR	127,000	10/11/2012	UAG	159	—	159
Sell	GBP	15,500	10/11/2012	JPM	—	(72)	(72)
Sell	GBP	102,500	10/11/2012	UAG	—	(2,060)	(2,060)
Sell	GBP	195,000	10/11/2012	UAG	—	(3,918)	(3,918)
Sell	MXN	3,022,000	10/11/2012	UAG	—	(4,866)	(4,866)
Sell	NOK	400,000	10/11/2012	JPM	—	(525)	(525)
Buy	CNY	2,661,279	10/15/2012	FBF	—	(1,099)	(1,099)
Buy	EUR	32,000	10/15/2012	BRC	1,367	—	1,367
Sell	EUR	17,000	10/15/2012	DUB	479	—	479
Buy	EUR	151,000	10/15/2012	DUB	—	(2,661)	(2,661)
Sell	EUR	541,000	10/15/2012	FBF	—	(16,713)	(16,713)
Sell	EUR	591,000	10/15/2012	FBF	—	(18,491)	(18,491)
Buy	MYR	525,189	10/16/2012	BCC	3,673	—	3,673
Buy	MYR	1,319,413	10/16/2012	BCC	—	(3,964)	(3,964)
Buy	MYR	351,939	10/16/2012	DUB	—	(693)	(693)
Buy	MYR	1,103,064	10/16/2012	DUB	—	(2,003)	(2,003)
Buy	CHF	588,000	10/18/2012	CBK	10,813	—	10,813
Sell	CHF	2,628,000	10/18/2012	CBK	—	(71,594)	(71,594)
Buy	CLP	219,610,000	10/18/2012	HUS	12,669	—	12,669
Buy	CAD	481,670	10/19/2012	JPM	8,171	—	8,171
Sell	CAD	238,608	10/19/2012	JPM	—	(1,828)	(1,828)
Sell	CAD	238,762	10/19/2012	JPM	—	(1,984)	(1,984)
Buy	EUR	22,000	10/19/2012	JPM	486	—	486
Sell	EUR	22,000	10/19/2012	JPM	—	(435)	(435)
Sell	EUR	230,000	10/19/2012	JPM	305	—	305
Buy	NOK	162,216	10/19/2012	JPM	694	—	694
Sell	NOK	161,639	10/19/2012	JPM	—	(646)	(646)
Sell	NZD	239,500	10/19/2012	JPM	—	(2,151)	(2,151)
Sell	SEK	1,640,669	10/19/2012	JPM	—	(7,321)	(7,321)
Buy	SGD	213,373	10/22/2012	DUB	1,965	—	1,965

See accompanying notes
17

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	PHP	7,462,010	10/31/2012	CBK	$6,474	$—	$6,474
Sell	PHP	7,425,440	10/31/2012	BCC	—	(167)	(167)
Sell	AUD	449,000	11/5/2012	JPM	—	(3,899)	(3,899)
Buy	EUR	941,000	11/5/2012	CBK	20,740	—	20,740
Sell	EUR	2,716,000	11/5/2012	CBK	—	(78,058)	(78,058)
Sell	EUR	161,000	11/5/2012	CBK	—	(3,647)	(3,647)
Sell	EUR	150,000	11/5/2012	UAG	—	(6,749)	(6,749)
Sell	JPY	401,000,000	11/8/2012	CBK	—	(22,088)	(22,088)
Buy	TRY	1,185,000	11/9/2012	HUS	—	(9,109)	(9,109)
Buy	TRY	361,000	11/9/2012	HUS	—	(3,876)	(3,876)
Buy	CLP	106,090,000	11/16/2012	HUS	11,603	—	11,603
Sell	EUR	116,000	11/16/2012	UAG	—	(2,758)	(2,758)
Buy	AUD	115,000	11/20/2012	JPM	—	(1,423)	(1,423)
Buy	AUD	115,000	11/20/2012	JPM	—	(584)	(584)
Buy	AUD	115,000	11/20/2012	JPM	—	(416)	(416)
Buy	AUD	172,500	11/20/2012	JPM	—	(2,630)	(2,630)
Buy	AUD	172,500	11/20/2012	JPM	—	(2,387)	(2,387)
Sell	AUD	230,000	11/20/2012	JPM	5,464	—	5,464
Sell	AUD	112,500	11/20/2012	JPM	3,241	—	3,241
Sell	AUD	460,000	11/20/2012	JPM	10,349	—	10,349
Sell	AUD	287,500	11/20/2012	JPM	8,494	—	8,494
Buy	CAD	240,218	11/20/2012	JPM	1,841	—	1,841
Buy	CAD	120,000	11/20/2012	JPM	1,804	—	1,804
Buy	CAD	113,449	11/20/2012	JPM	—	(106)	(106)
Buy	CAD	181,386	11/20/2012	JPM	3,697	—	3,697
Buy	CAD	30,110	11/20/2012	JPM	493	—	493
Buy	CAD	229,119	11/20/2012	JPM	2,038	—	2,038
Buy	CAD	389,502	11/20/2012	JPM	3,464	—	3,464
Buy	CAD	80,196	11/20/2012	JPM	717	—	717
Buy	CAD	148,739	11/20/2012	JPM	1,134	—	1,134
Sell	CAD	117,551	11/20/2012	JPM	362	—	362
Sell	CAD	116,969	11/20/2012	JPM	112	—	112
Sell	CAD	233,140	11/20/2012	JPM	—	(1,610)	(1,610)
Sell	CAD	162,544	11/20/2012	JPM	—	(614)	(614)
Sell	CAD	113,782	11/20/2012	JPM	—	(232)	(232)
Sell	CAD	239,696	11/20/2012	JPM	—	(1,249)	(1,249)
Sell	CAD	113,573	11/20/2012	JPM	—	(20)	(20)
Sell	CAD	370,432	11/20/2012	JPM	—	(3,151)	(3,151)
Sell	CAD	171,808	11/20/2012	JPM	—	(1,497)	(1,497)
Sell	CAD	114,539	11/20/2012	JPM	—	(998)	(998)
Sell	CAD	343,213	11/20/2012	JPM	—	(2,585)	(2,585)
Sell	CAD	341,992	11/20/2012	JPM	—	(1,348)	(1,348)
Buy	EUR	34,500	11/20/2012	JPM	801	—	801
Sell	EUR	79,929	11/20/2012	JPM	—	(507)	(507)
Sell	EUR	57,500	11/20/2012	JPM	354	—	354
Buy	JPY	9,106,620	11/20/2012	JPM	1,389	—	1,389
Buy	JPY	18,384,755	11/20/2012	JPM	—	(31)	(31)
Buy	JPY	4,575,965	11/20/2012	JPM	984	—	984
Buy	JPY	9,253,304	11/20/2012	JPM	1,763	—	1,763
Buy	JPY	18,219,910	11/20/2012	JPM	2,862	—	2,862
Buy	JPY	23,054,184	11/20/2012	JPM	3,648	—	3,648
Sell	JPY	9,041,012	11/20/2012	JPM	—	(550)	(550)
Sell	JPY	9,021,175	11/20/2012	JPM	—	(297)	(297)
Sell	JPY	9,052,570	11/20/2012	JPM	—	(698)	(698)
Sell	JPY	18,811,200	11/20/2012	JPM	—	(419)	(419)
Sell	JPY	18,001,410	11/20/2012	JPM	—	(70)	(70)
Sell	JPY	17,988,300	11/20/2012	JPM	98	—	98
Buy	MXN	1,565,089	11/20/2012	JPM	—	(974)	(974)
Buy	MXN	2,688,568	11/20/2012	JPM	—	(1,673)	(1,673)
Buy	MXN	1,699,654	11/20/2012	JPM	—	(1,058)	(1,058)
Buy	MXN	1,807,712	11/20/2012	JPM	—	(67)	(67)
Buy	MXN	3,070,452	11/20/2012	JPM	—	(114)	(114)
Sell	MXN	2,743,642	11/20/2012	JPM	689	—	689
Buy	NOK	3,829,500	11/20/2012	JPM	8,491	—	8,491

See accompanying notes
18

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2012 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	NOK	480,000	11/20/2012	JPM	$3,312	$—	$3,312
Buy	NOK	240,000	11/20/2012	JPM	951	—	951
Buy	NOK	720,000	11/20/2012	UAG	2,093	—	2,093
Sell	NOK	698,000	11/20/2012	JPM	—	(522)	(522)
Buy	NZD	115,000	11/20/2012	JPM	—	(305)	(305)
Buy	NZD	115,000	11/20/2012	JPM	—	(491)	(491)
Sell	NZD	251,000	11/20/2012	JPM	3,219	—	3,219
Sell	NZD	230,000	11/20/2012	JPM	1,824	—	1,824
Sell	NZD	149,500	11/20/2012	JPM	2,002	—	2,002
Sell	NZD	74,500	11/20/2012	JPM	1,632	—	1,632
Sell	NZD	28,000	11/20/2012	JPM	1,131	—	1,131
Sell	PLN	141,771	11/20/2012	JPM	234	—	234
Buy	RON	368,000	11/20/2012	JPM	2,089	—	2,089
Buy	SEK	797,528	11/20/2012	JPM	511	—	511
Sell	SEK	815,280	11/20/2012	JPM	—	(3,034)	(3,034)
Sell	SEK	862,000	11/20/2012	JPM	—	(928)	(928)
Sell	SEK	4,347,436	11/20/2012	JPM	—	(4,200)	(4,200)
Sell	SEK	539,040	11/20/2012	JPM	—	(1,889)	(1,889)
Sell	SEK	270,518	11/20/2012	JPM	—	(390)	(390)
Sell	SEK	916,803	11/20/2012	JPM	—	(2,045)	(2,045)
Sell	SEK	815,558	11/20/2012	UAG	—	(1,012)	(1,012)
Buy	ZAR	2,474,502	11/20/2012	JPM	—	(11,979)	(11,979)
Buy	ZAR	617,111	11/20/2012	JPM	—	(49)	(49)
Buy	ZAR	990,722	11/20/2012	JPM	—	(4,796)	(4,796)
Buy	ZAR	502,599	11/20/2012	JPM	—	(1,977)	(1,977)
Buy	ZAR	191,728	11/20/2012	JPM	—	(927)	(927)
Buy	ZAR	1,435,969	11/20/2012	JPM	—	(3,351)	(3,351)
Buy	ZAR	1,432,768	11/20/2012	JPM	—	(3,728)	(3,728)
Buy	SEK	2,322,000	11/21/2012	BRC	1,634	—	1,634
Buy	TWD	5,055,490	11/30/2012	BCC	—	(2,698)	(2,698)
Sell	MXN	42,688	12/3/2012	BOA	—	(47)	(47)
Buy	BRL	2,033,000	12/5/2012	HUS	11,278	—	11,278
Sell	NOK	465,000	12/5/2012	JPM	—	(736)	(736)
Buy	IDR	1,231,458,000	1/30/2013	BCC	1,927	—	1,927
Sell	IDR	1,235,075,000	1/30/2013	BCC	313	—	313
Buy	CNY	262,752	2/1/2013	BCC	—	(1,025)	(1,025)
Buy	CNY	611,503	2/1/2013	BCC	—	(447)	(447)
Buy	CNY	182,323	2/1/2013	GST	—	(568)	(568)
Buy	CAD	42,000	2/4/2013	JPM	—	(6)	(6)
Buy	CAD	66,500	2/4/2013	JPM	776	—	776
Buy	EUR	46,000	2/4/2013	JPM	1,203	—	1,203
Buy	EUR	72,000	2/4/2013	JPM	2,200	—	2,200
Buy	GBP	27,000	2/4/2013	JPM	457	—	457
Buy	GBP	42,500	2/4/2013	JPM	1,207	—	1,207
Buy	MYR	140,442	2/4/2013	JPM	57	—	57
Buy	MYR	89,618	2/4/2013	UAG	—	(68)	(68)
Buy	NOK	255,500	2/4/2013	JPM	657	—	657
Buy	NOK	399,500	2/4/2013	JPM	2,183	—	2,183
Sell	SEK	284,499	2/4/2013	JPM	—	(278)	(278)
Sell	SEK	450,768	2/4/2013	JPM	—	(1,272)	(1,272)
Sell	SEK	381,913	2/4/2013	JPM	—	(598)	(598)
Sell	SEK	604,809	2/4/2013	JPM	—	(2,309)	(2,309)
Sell	SEK	284,648	2/4/2013	JPM	—	(357)	(357)
Sell	SEK	452,367	2/4/2013	JPM	—	(1,698)	(1,698)
Sell	SEK	287,757	2/4/2013	JPM	—	(40)	(40)
Sell	SEK	449,178	2/4/2013	JPM	—	(1,105)	(1,105)
Sell	SEK	185,331	2/4/2013	JPM	483	—	483
Sell	SEK	191,300	2/4/2013	JPM	—	(235)	(235)
Sell	SEK	285,236	2/4/2013	JPM	—	(345)	(345)
Sell	SEK	453,074	2/4/2013	JPM	—	(1,556)	(1,556)
Sell	SEK	302,977	2/4/2013	JPM	—	(1,010)	(1,010)
Sell	SEK	300,000	2/4/2013	JPM	8	—	8
Buy	TRY	51,000	2/4/2013	JPM	—	(912)	(912)
Buy	ZAR	372,576	2/4/2013	JPM	—	(1,610)	(1,610)

See accompanying notes
19

American Beacon Flexible Bond FundSM Schedule of Investments
August 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	HKD	3,877,473	3/28/2013	UAG	$180	$—	$180
Buy	CNY	843,500	4/7/2016	CBK	—	(13,902)	(13,902)

					$230,046	$(578,715)	$(348,669)

Glossary:

Counterparty Abbreviations:
BCC	Barclays Capital	DUB	Deutsche Bank AG	HUS	HSBC Bank USA
BRC	Barclays Bank PLC	FBF	Credit Suisse International	JPM	JPMorgan Chase Bank, N.A.
BOA	Bank of America, N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank, N.A.	GST	Goldman Sachs International	UAG	UBS AG

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesia Rupiah	PLN	Polish Zolty
BRL	Brazilian Real	INR	Indian Rupee	RUB	New Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	RON	New Romanian Leu
CHF	Swiss Franc	KRW	South Korean Won	SEK	Swedish Krona
CLP	Chilean Peco	MXN	Mexican Peso	SGD	Singapore Dollar
CNY	Chinese Renminbi	MYR	Malaysian Ringgit	TRY	Turkish New Lira
EUR	Euro	NOK	Norwegian Krone	TWD	Taiwanese Dollar
GBP	British Pound	NZD	New Zealand Dollar	USD	United States Dollar
HKD	Hong Kong Dollar	PHP	Philippine Peso	ZAR	South African Rand

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	iTraxx	Markit iTraxx Europe

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Other Abbreviations:
BBSW	Australian Financial Markets Association Bank-Bill Reference Rate	EURIBOR	Euro Interbank Offered Rate	LIBOR	London Interbank Offer Rate
CDI	Brazil Interbank Deposit Rate

See accompanying notes
20

American Beacon Flexible Bond FundSM Statement of Assets and Liabilities
August 31, 2012 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A	$62,078
Purchased options and swaptions outstanding C	69
Foreign currency, at fair value B	593
Deposits with brokers for derivative contracts	236
Cash D	84
Swap premiums paid	406
Receivable for investments sold	15
Dividends and interest receivable	429
Swap income receivable	32
Receivable for fund shares sold	363
Receivable for tax reclaims	7
Receivable for expense reimbursement (Note 2)	67
Unrealized appreciation from swap agreements	482
Unrealized appreciation from forward currency contracts	230
Prepaid expenses	24

Total assets	65,116

Liabilities:
Payable for investments purchased	233
Swap premium received	247
Swap income payable	59
Written options and swaptions outstanding	61
Payable for fund shares redeemed	35
Payable for variation margin on open futures contracts	1
Professional fees payable	45
Management and investment advisory fees payable (Note 2)	64
Administrative service and service fees payable (Note 2)	32
Unrealized depreciation of swap agreements	253
Unrealized depreciation from forward currency contracts	579
Other liabilities	8

Total liabilities	1,616

Net assets	$63,500

Analysis of Net Assets:

Paid-in-capital	60,858
Undistributed net investment income	579
Accumulated net realized gain	753
Unrealized appreciation of investments, foreign currency contracts, futures contracts, swap agreements, option contracts, and swaption contracts	1,310

Net assets	$63,500

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	1,250,145

Y Class	1,249,432

Investor Class	2,021,679

A Class	990,512

C Class	537,851

Net asset value, offering and redemption price per share:
Institutional Class (net assets of $13,095,452)	$10.48

Y Class (net assets of $13,131,982)	$10.51

Investor Class (net assets of $21,245,367)	$10.51

A Class (net assets of $10,386,943) (offering price $11.00)	$10.49

C Class (net assets of $5,640,482)	$10.49

A Cost of investments in unaffiliated securities	$60,629
B Cost of foreign currency	$590
C Cost of purchased options outstanding	$183

See accompanying notes
21

American Beacon Flexible Bond FundSM Statement of Operations
For the year ended August 31, 2012 (in thousands)

Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes)A	$1
Interest income	1,033

Total investment income	1,034

Expenses:
Management and investment advisory fees (Note 2)	316
Administrative service fees (Note 2):
Institutional Class	79
Y Class	22
Investor Class	32
A Class	26
C Class	10
Transfer agent fees:
Institutional Class	3
Y Class	4
Investor Class	8
A Class	5
C Class	4
Custody and fund accounting fees	5
Professional fees	91
Registration fees and expenses	97
Service fees (Note 2):
Investor Class	38
A Class	10
C Class	4
Y Class	7
Distribution fees (Note 2):
A Class	16
C Class	25
Prospectus and shareholder report expenses	33
Trustee fees	4
Other expenses	22

Total expenses	861

Net fees waived and expenses reimbursed (Note 2)	(274)

Net expenses	587

Net investment income	447

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:B
Investments	451
Foreign currency transactions	990
Futures contracts, swap agreements, option contracts, and swaption contracts	368
Change in net unrealized appreciation or (depreciation) of:
Investments	1,556
Foreign currency contracts	(512)
Futures contracts, swap agreements, option contracts, and swaption contracts	120

Net gain on investments	2,971

Net increase in net assets resulting from operations	$3,418

A Foreign taxes	$3
B Net of foreign withholding taxes on capital gains	$1

See accompanying notes
22

American Beacon Flexible Bond FundSM
Statement of Changes of Net Assets (in thousands)

	Year Ended August 31, 2012	From July 5 to August 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$447	$48
Net realized gain from investments, foreign currency transactions, futures contracts, swap agreements, options contracts, and swaption contracts	1,809	47
Change in net unrealized appreciation of investments, foreign currency contracts, futures contracts, swap agreements, option contracts, and swaption contracts	1,162	148

Net increase in net assets resulting from operations	3,418	243

Distributions to Shareholders:
Net investment income:
Institutional Class	(447)	(27)
Y Class	(165)	—
Investor Class	(235)	—
A Class	(117)	(1)
C Class	(36)	—
Tax return of capital:
Institutional Class	—	(23)

Net distributions to shareholders	(1,000)	(51)

Capital Share Transactions:
Proceeds from sales of shares	58,762	30,739
Reinvestment of dividends and distributions	890	51
Cost of shares redeemed	(29,540)	(17)

Net increase in net assets from capital share transactions	30,112	30,773

Net increase in net assets	32,530	30,965

Net Assets:
Beginning of period	30,970	5

End of Period *	$63,500	$30,970

*Includesundistributed net investment income (loss) of	$579	$72

See accompanying notes
23

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2012

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of 24 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Flexible Bond Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing directly or through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim period March 1, 2012 to August 31, 2012.

Management has evaluated the implications of these changes and determined that the impact of the new guidance will only affect the disclosure requirements related to the financial statements. However, as the Fund did not hold any Level 3 investments as of August 31, 2012, the financial statement disclosures were not affected.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and portfolio management services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund 0.05% of the average daily net assets plus

24

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2012

amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Fund. Management fees for the year ended August 31, 2012 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
0.60%	$316	$290	$26

Of this amount, $63,410 was payable to the Manager at August 31, 2012.

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes of the Fund and 0.40% of the average daily net assets of the A and C Classes of the Fund.

Distribution Plans

The Fund, except for the A and C Classes of the Fund, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisor hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class of the Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended August 31, 2012, the Fund did not utilize the credit facility.

25

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2012

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the classes of the Fund to the extent that total annual fund operating expenses exceeded the Fund’s expense cap. During the year ended August 31, 2012, the Manager reimbursed expenses as follows:

Class	Expense Cap	Reimbursed Expenses	Expiration of Reimbursements
Institutional	0.90%	$135,178	2015
Y	0.99%	36,620	2015
Investor	1.27%	52,798	2015
A	1.39%	34,998	2015
C	2.14%	14,783	2015

Of these amounts, $67,217 is receivable from the Manager, as of August 31, 2012. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager but not recorded as a liability is $146,216 expiring in 2014. The Fund did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended August 31, 2012 there has been $8,620 in sales commissions from the sale of A Class shares that were received by Foreside.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended August 31, 2012 CDSC charges of $1,446 were collected.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value

26

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2012

(“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Board.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If a Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs

Various inputs may be used to determine the value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date and categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

27

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2012

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the net asset values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds which are redeemable within 90 days of the measurement date, will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for transfers between levels of the Fund’s assets and liabilities. During the year ended August 31, 2012, there were no transfers into or out of any level for the Fund. As of August 31, 2012, the investments were classified as described below (in thousands):

Flexible Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$17,908	$—	$17,908
Convertible Obligations	—	1,240	—	1,240
Sovereign Obligation	—	9,789	—	9,789
Asset-Backed Securities	—	650	—	650
Non-Agency Mortgage-Backed Obligations	—	4,137	—	4,137
U.S. Agency Mortgage-Backed Obligations	—	24	—	24
U.S. Treasury Obligations	—	15,074	—	15,074
Short-Term Investments
Other Investment Companies	2,422	—	—	2,422
Certificate of Deposits	492	—	—	492
Repurchase agreements	—	1,300	—	1,300
U.S. Treasury Bills	—	9,042	—	9,042

Total Investments in Securities	$2,914	$59,164	$—	$62,078

28

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2012

Financial derivative instruments-assets*	Level 1	Level 2	Level 3	Total
Purchased options outstanding	$—	$69	$—	$69
Futures contracts	51	—	—	51
Swap agreements	—	674	—	674
Forward currency contracts	—	230	—	230

	$51	$973	$—	$1,024

Financial derivative instruments-liabilities*	Level 1	Level 2	Level 3	Total
Written options outstanding	$—	$(61)	$—	$(61)
Futures contracts	(52)	—	—	(52)
Swap agreements	—	(287)	—	(287)
Forward currency contracts	—	(579)	—	(579)

	$(52)	$(927)	$—	$(979)

*	Financial derivative instruments may include swaps agreements, open futures, written options, written swaptions and forward currency contracts.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expense, purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable. For the year ended August 31, 2012, the Fund did not have any commission recapture.

29

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2012

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and other Investments

Repurchase Agreements

Under the terms of a repurchase agreement, securities are acquired by a Fund from a securities dealer or a bank that are subject to resale at a later date. The agreement is backed by collateral in the form of securities and/or cash held by an eligible custody bank. All collateral is valued at cost, which approximates market value and is monitored daily by the investment advisor to make the determination that the collateral’s value exceeds the carrying value of the repurchase agreement plus accrued interest.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Payment In-Kind Securities

The Fund may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a prorata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statement of Assets and Liabilities.

Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before

30

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2012

being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding as of August 31, 2012 are disclosed in the Notes to the Schedule of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

5. Financial Derivative Instruments

Options Contracts

The Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

31

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2012

Swap Agreements

The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange at specified, future intervals. The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation,

32

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2012

other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a

33

American Beacon Flexible Bond FundSM
Notes to Financial Statements
August 31, 2012

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads reflect market perception of a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of August 31, 2012 for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

Over-the Counter Swap Agreements

Over-the-counter financial derivative instruments such as forward currency contracts, options contracts, interest rate, and credit default swap agreements derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s sub-advisor provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or sub-advisor using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends, and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure

34

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2012

to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1)(3):

Fair values of financial instruments on the Statement of Assets and Liabilities as of August 31, 2012 (in thousands):

	Derivatives not accounted for as hedging instruments
Assets:	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of investments, foreign currency contracts, futures contracts, swap agreements, option contracts, and swaption contracts	$—	$51	$—	$—	$51
Unrealized appreciation from forward currency contracts	—	230	—	—	230
Purchased options and swaptions outstanding	—	—	69	—	69
Unrealized appreciation from swap agreements	24	—	458	—	482

	$24	$281	$527	$—	$832

	Derivatives not accounted for as hedging instruments
Liabilities:	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of investments, foreign currency contracts, futures contracts, swap agreements, option contracts, and swaption contracts	$—	$(52)	$—	$—	$(52)
Unrealized depreciation from forward currency contracts	—	(579)	—	—	(579)
Written options and swaptions outstanding	—	—	(61)	—	(61)
Unrealized depreciation from swap agreements	(86)	—	(167)	—	(253)

	$(86)	$(631)	$(228)	$—	$(945)

The effect of financial derivative instruments on the Statement of Operations for the year ended August 31, 2012 (in thousands):

	Derivatives not accounted for as hedging instruments
Realized gain (loss) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Interest rate contracts	Total
Net realized gain (loss) from foreign currency transactions	$—	$1,156	$—	$1,156
Net realized gain (loss) from futures contracts, swap agreements, option contracts, and swaption contracts	8	—	360	368

	$8	$1,156	$360	$1,524

35

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2012

Net change in unrealized appreciation or (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Interest rate contracts	Total
Change in net unrealized appreciation or (depreciation) from foreign currency contracts	$—	$(512)	$—	$(512)
Change in net unrealized appreciation or (depreciation) from futures contracts, swap agreements, option contracts and swaption contracts	(55)	—	175	120

	$(55)	$(512)	$175	$(392)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investment footnotes. Only current day’s variation margin in reported within the Statement of Assets and Liabilities.
(3)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party of a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks

The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large

36

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2012

number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and Over-the-Counter (“OTC”) derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The fair value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

37

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2012

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. The tax periods ended August 31, 2011 and 2012 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expense” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid was as follows (in thousands):

	Year ended August 31, 2012	Period ended August 31,2011
Distributions paid from:
Ordinary income*:
Institutional Class	$447	$27
Y Class	165	—
Investor Class	235	—
A Class	117	1
C Class	36	—
Tax Basis Return of Capital:
Institutional Class	—	23
Y Class	—	—
Investor Class	—	—
A Class	—	—
C Class	—	—

Total distributions paid	$1,000	$51

*	For tax purposes, short-term capital gains are considered ordinary income distributed.

As of August 31, 2012, the components of distributable earnings (deficit) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$60,812

Unrealized appreciation	1,646
Unrealized depreciation	(311)

Net unrealized appreciation (depreciation)	1,335

Undistributed ordinary income	850
Accumulated long-term gain(loss)	—
Other temporary differences	457

Distributable earnings (deficit)	$2,642

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gain (losses) on certain derivative instruments.

38

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2012

Due to inherent differences in the recognition of income and expenses and realized gains(losses) under U.S. GAAP and federal tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassed on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency and income from publicly traded partnerships that have been reclassified as of August 31, 2012 (in thousands):

Paid-in-capital	$ (10)
Undistributed net investment income	1,060
Accumulated net realized gain(loss)	(1,050)
Unrealized appreciation or (depreciation) of investments, futures contracts, option and swaption contracts and foreign currency translations	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year registered investment company (“RIC”) during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

The Fund does not have capital loss carryforwards as of August 31, 2012.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the year ended August 31, 2012 were (in thousands)

	Purchases	Sales
Securities	$40,524	$19,777
U.S. Treasury Obligations	19,662	7,914

39

American Beacon Flexible Bond FundSM Notes to Financial Statements
August 31, 2012

9. Option Contracts Written

The premium amount and number of option contracts written during the year ended August 31, 2012 were as follows (dollars in thousands):

	Number of Contracts	Notional Amount	Amount of Premiums
Outstanding at August 31, 2011	400	$(400)	$(2)
Options written	6,000	(6,751)	(263)
Options expired	—	—	69
Options exercised	—	—	—
Options closed	(3,000)	3,259	47

Outstanding at August 31, 2012	3,400	$(3,892)	$(149)

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Year ended August 31, 2012

	Institutional Class		Y Class		Investor Class
Flexible Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	388	$3,968	1,534	$15,687	2,128	$21,828
Reinvestment of dividends	44	447	12	124	20	206
Shares redeemed	(1,978)	(20,515)	(311)	(3,213)	(154)	(1,592)

Net increase (decrease) in shares outstanding	(1,546)	$(16,100)	1,235	$12,598	1,994	$20,442

	A Class		C Class
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	1,173	$12,006	512	$5,273
Reinvestment of dividends	8	87	2	26
Shares redeemed	(396)	(4,072)	(14)	(148)

Net increase in shares outstanding	785	$8,021	500	$5,151

Period from July 5 to August 31, 2011

	Institutional Class		Y Class		Investor Class
Flexible Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,791	$27,874	14	$143	29	$290
Reinvestment of dividends	5	50	—	—	—	—
Shares redeemed	—	(1)	—	—	(1)	(15)

Net increase in shares outstanding	2,796	$27,923	14	$143	28	$275

	A Class		C Class
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	205	$2,055	38	$377
Reinvestment of dividends	—	1	—	—
Shares redeemed	—	(1)	—	—

Net increase in shares outstanding	205	$2,055	38	$377

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41

American Beacon Flexible Bond FundSM Financial Highlights
(For a share outstanding throughout the period)

	Institutional Class			Y Class			Investor Class			A Class
	Year Ended August 31, 2012	July 5 to August 31, 2011		Year Ended August 31, 2012	July 5 to August 31, 2011		Year Ended August 31, 2012	July 5 to August 31, 2011		Year Ended August 31, 2012	July 5 to August 31, 2011
Net asset value, beginning of period	$10 .05	$10 .00		$10 .05	$10.00		$10 .07	$10.00		$10 .06	$10 .00

Income from investment operations:
Net investment income	0 .02	0 .02		0 .10	0 .02		0 .09	0 .02		0 .07	0 .02
Net gains from securities (both realized and unrealized)	0 .59	0 .05		0 .53	0 .05		0 .52	0 .07		0 .51	0 .06

Total income from investment operations	0 .61	0 .07		0 .63	0 .07		0 .61	0 .09		0 .58	0 .08

Less distributions:
Dividends from net investment income	(0 .18)	(0 .02)		(0 .17)	(0 .02)		(0 .17)	(0 .02)		(0 .15)	(0 .02)
Distributions from net realized gains on securities	—	—		—	—		—	—		—	—
Return of capital	—	—		—	—		—	—		—	—

Total distributions	(0 .18)	(0 .02)		(0 .17)	(0 .02)		(0 .17)	(0 .02)		(0 .15)	(0 .02)

Net asset value, end of period	$10 .48	$10 .05		$10 .51	$10.05		$10 .51	$10.07		$10 .49	$10 .06

Total return A	6 .34%	0 .70%		6 .20%	0.69%		5 .99%	0.90%		5 .70%	0 .80%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$13,095	$28,105		$13,132	$144		$21,245	$277		$10,387	$2,064
Ratios to average net assets (annualized):
Expenses, before reimbursements	1 .42%	3.58	%B	1 .49%	18.27	%B	1 .76%	8.22	%B	1 .93%	4.49	%B
Expenses, net of reimbursements	0 .90%	—	%B	0 .99%	—	%B	1 .27%	—	%B	1 .39%	—	%B
Net investment income (loss), before reimbursements	0 .44%	(2.37	)%B	0 .54%	(17.04	)%B	0 .30%	(6.93	)%B	0 .05%	(3.25	)%B
Net investment income (loss), net of reimbursements	0 .96%	1.20	%B	1 .04%	1.23	%B	0 .79%	1.29	%B	0 .59%	1.24	%B
Portfolio turnover rate	88%	44	%C	88%	44	%C	88%	44	%C	88%	44	%C

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Annualized.
C	Portfolio turnover rate is for the period from July 5, 2011, the inception date, through August 31, 2011.

42

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

C Class
Year Ended August 31, 2012	July 5 to August 31, 2011
$10.09	$10.00

0.04	0 .02
0 .48	0 .09

0 .52	0 .11

(0.12)	(0 .02)
—	—
—	—

(0.12)	(0 .02)

$10.49	$10.09

5.15%	1.11%

$5,641	$380
2.74%	9.66	%B
2.14%	—	%B
(0.73)%	(8.48	)%B
(0.13)%	1.18	%B
88%	44	%C

43

American Beacon Funds Privacy Policy
August 31, 2012 (Unaudited)

Privacy Policy

The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended August 31, 2012. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2012.

The Fund designated the following items with regard to distributions paid during the fiscal year ended August 1, 2012. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	0%
Qualified Dividend Income	0%

Shareholders will receive notification in January 2013 of the applicable tax information necessary to prepare their 2012 income tax returns.

44

Trustees and Officers of the American Beacon FundsSM
(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (54)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, (2003-2011), AMR Corp. and American Airlines; Inc.; Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld** (75)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008);Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (68)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (51)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (58)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (69)	Trustee since 2008	Chairman Emeritus (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (69)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

45

Trustees and Officers of the American Beacon FundsSM
(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Barbara J. McKenna, CFA (49)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (66) 225 Perkins Admin.Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi,CPA (72)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (57)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008-2012), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (53)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008-Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (52)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt Crumpler (46)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2011), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (41)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (58)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (51)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (48)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (37)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

46

Trustees and Officers of the American Beacon FundsSM
(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Samuel J. Silver (49)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (40)	Chief Compliance Officer since 2004 and Asst. Secretary since1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

John J. Okray (38)	Asst. Secretary since 2010	Assistant General Counsel, American Beacon Advisors, Inc. (2010-Present); Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (55)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr.Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr.Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr.Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also made available on www.americanbeaconfunds.com, the Funds’ website approximately sixty days after the end of each quarter.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended August 31 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Flexible Bond Fund and American Beacon Funds are service marks of American Beacon Advisors, Inc.

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Zebra Large Cap Equity and Zebra Small Cap Equity Funds

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. At times, certain securities may have limited marketability and may be difficult to sell. The Fund may invest in future contracts which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards.

The London Company Income Equity Fund

The Fund’s primary risks include focused holdings risk, interest rate risk, small and medium capitalization risk, foreign exposure risk, future contracts risk, dividend risk and credit risk. These risks may expose the Fund’s investments to greater price fluctuations than the market as a whole. Because the Fund is a focused portfolio of fewer companies, the increase or decrease of the value of a single stock may have a greater impact on the Fund’s NAV and total return when compared to other diversified funds. Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The Fund may invest in future contracts which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. Credit risk is the risk that the decline in an issuer’s credit rating may have an adverse impact on the value of that security.

SiM High Yield Opportunities Fund

The Fund typically invests in a diversified portfolio of domestic and foreign high-yield, high-risk fixed income securities that are generally rated below investment-grade (such as BB or lower by Standard & Poor’s Ratings Services or Fitch ratings and/or Ba or lower by Moody’s Investors Service, Inc.) or deemed to be below investment-grade by the investment sub-advisor. These types of securities are commonly referred to as “high yield” or “junk” bonds. Investing in such securities involves additional risks when compared to investing in investment-grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates. The principal risks of the Fund include also those derived from the investment in: foreign securities, emerging market securities, derivative securities including options and futures contracts (including options and futures contracts on stock indexes and currencies), forward contracts (including currency forward contracts), swap agreements and structured notes, Rule 144A securities, bank loans and senior loans and to a lesser extent equity securities including those of small and mid-capitalization companies.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	August 31, 2012

Dear Shareholders,

The volatile markets we experienced in the early part of 2012 have now settled into something more normal as summer draws to a close. In this rather unexciting market, from June 25 to the end of the reporting period, the Dow Jones Industrial Average didn’t have a single day in which it lost more than 1% of its value – a comforting environment for investors used to getting whipsawed on a daily basis. Against this backdrop, our actively managed funds have made solid gains.

For the period since its inception on May 29, 2012, the American Beacon The London Company Income Equity Fund (Institutional Class) returned 5.31%.

For the 12-month period ended August 31, 2012:

•	The American Beacon Zebra Large Cap Equity Fund (Institutional Class) returned 10.85%.

•	The American Beacon Zebra Small Cap Equity Fund (Institutional Class) returned 12.78%.

•	The American Beacon SiM High Yield Opportunities Fund (Institutional Class) returned 14.19%.

The first of the funds addressed in this annual report, American Beacon The London Company Income Equity Fund, is one of American Beacon’s newest offerings. The Fund is sub-advised by The London Company of Virginia, an equity manager with an impressive record of performance, and a firm we’re very proud to be associated with. Their work, fueled by more than three decades of investing experience, fits in very well with our desire to deliver the kind of consistency in performance that is important to our shareholders.

Thank you for your continued investment in American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr. President American Beacon Funds

Domestic Equity Market Overview

August 31, 2012 (Unaudited)

U.S. equity markets trended higher throughout much of the 12-month period that ended August 31, 2012 as the S&P 500 Index gained 17.3%. The low point for stocks during this period came at the end of the first month, on October 3, 2011, and, after that, they really never looked back. In March the market began a retrenchment that lasted a couple of months, but before August was over the S&P 500 had reached a new multi-year high.

Stocks were up across the board, with large-cap companies leading the way. Over the one-year period, the Russell 1000® Index, which represents large-cap stocks, increased 17.3%, the Russell Midcap® Index increased 13.3%, and the Russell 2000® Index, representing small-caps, increased 13.4%.

The investor preference for larger capitalization stocks was reflected not just in the relative performance of the Russell 1000 Index versus the Russell 2000 Index, but also within the large-cap universe. Fifty percent of the return generated by the Russell 1000 came from the top 38% of the weight in the index.

Still, in recent years, correlation across equities has been very high. There was a period from August to October of last year when 90% of the stocks in the Standard & Poor’s 500 moved in the same direction on 31 trading days – or more than half the time.

The strong showing in equities came in spite of the fact that concerns surrounding European credit, U.S. debt and the presidential election dominated the year’s headlines. The U.S. economy continues its sluggish recovery from a difficult recession. The global economy is still slowly deleveraging, while the run-up of consumer debt in U.S. and government-sponsored debt in Europe has contracted credit and limited growth. Both the European Central Bank and the U.S. Federal Reserve have stepped in to provide additional liquidity, but the increased liquidity hasn’t resulted in significant gross domestic product (GDP) growth, with banks unwilling to lend and consumers unwilling to spend.

In response to the situation, the Federal Reserve recently announced a third round of quantitative easing (“QE”). The prior rounds of QE led to strong stock market performance, but did little to improve economic growth.

The uncertain nature of the economy both here and abroad led to some distinctly “risk-off” periods in the past year, when stocks with high betas or high default risk were the worst performers. These occurred in September 2011 and again in April and May of 2012, periods of increased tension over European debt. But otherwise, investors were well-rewarded for holding riskier equities.

In an interesting twist, many stocks that had been laggards in 2011 did a complete about-face in 2012, especially in the early going. Sears Holdings, for instance, fell 57% in 2011, but rose 117% in the first quarter of 2012; likewise, Bank of America was down 58% in 2011 but up 76% for the first quarter, and Netflix was down 61% in 2011 but up 72% for the first quarter.

With all the economic uncertainty and risk in the air, it’s not surprising that investor sentiment over that same period was generally muted, if not outright cautious. The number of investors surveyed by the American Association of Individual Investors who described themselves as bullish averaged 36%, which was down from nearly 42% during the prior 12-month period.

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2012 (Unaudited)

The Investor Class of The London Company Income Equity Fund (the “Fund”) returned 5.21% from its inception on May 29, 2012 through August 31, 2012. The Fund underperformed the S&P 500 Index (the “Index”) return of 6.20%.

Comparison of Change in Value of a $10,000 Investment For the Period from 5/29/12 through 8/31/12

	Annualized Total Returns Period Ended 8/31/12	Value of
	Since Incep. (5/29/12)*	$10,000 5/29/12- 8/31/12
Institutional Class (1,2,4)	5.31%	$10,531
Y Class (1,2,4)	5.31%	$10,531
Investor Class (1,2,4)	5.21%	$10,521
A Class with sales charge (1,2,4)	-0.84%	$9,916
A Class without sales charge (1,2,4)	5.21%	$10,521
C Class with sales charge (1,2,4)	4.01%	$10,401
C Class without sales charge (1,2,4)	5.01%	$10,501
S&P 500 Index (3)	6.20%	$10,620
Russell 1000 Value Index (3)	6.72%	$10,672

*	Not annualized.
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
3.

The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000® Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the U.S. One cannot invest directly in an index. The Russell 1000® Value Index has replaced the S&P 500 Index as the Fund’s performance benchmarks, as it better reflects the Fund’s investment strategy.

4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 1.25%, 1.35%, 1.63%, 1.75%, and 2.50%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The following performance discussion covers the May 31, 2012 to August 31, 2012 period and does not cover performance from the May 29, 2012 inception through May 31, 2012.

The Fund’s underperformance relative to the Index was largely driven by poor stock selection. To a lesser extent, the Fund’s sector allocation versus the Index also proved to be unfavorable to performance.

Poor stock selection in the Information Technology, Financials, and Materials sectors proved to be the largest detractors from relative returns. Despite the Fund’s aggregate holdings in these economic sectors producing positive absolute returns, these securities lagged the gains generated by those in the Index.

Within the Information Technology sector, the Fund was negatively impacted by holding Intel, which declined 3.2%. Federated Investors (+3.5%) hindered relative returns within the Financials sector while Albemarle was the primary driver of the negative impact within the Materials sector as the security declined 8.3%.

Several of the holdings within the Consumer Staples sector were a bright spot for returns. Tobacco companies Altria and Reynolds American both displayed strong results with gains of 9.1% and 12.2%, respectively. Wal-Mart also demonstrated strong results gaining 11.8%.

Given the Fund’s portfolio construction approach and high conviction weightings across

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2012 (Unaudited)

securities, the Fund’s over or underweight positioning relative to the economic sectors will typically have less of an impact on relative returns. However, the Fund was slightly hampered by its sector positioning. Specifically, maintaining an underweight to the Energy sector impeded results as it ranked as the best performing sector over the period (+12.7%). Additionally, overweighting the underperforming Consumer Staples (+6.1%) and Utilities (+2.5%) sectors also negatively impacted returns. Offsetting some of the headwinds from the Fund’s overall positioning was an underweight to the Industrials sector (+5.7%) as it was one of the weaker performers.

The sub-advisor’s investment process focuses on downside protection, current income, and total return appreciation.

Top Ten Holdings

% of Net Assets
Microsoft Corp.	4.1%
NewMarket Corp.	3.9%
Albemarle Corp.	3.7%
Verizon Communications, Inc.	3.4%
Pfizer, Inc.	3.3%
Federated Investors, Inc.	3.3%
Coca-Cola Co.	3.2%
Bristol-Myers Squibb Co.	3.2%
Wells Fargo & Co.	3.2%
Dominion Resources, Inc.	3.2%

Sector Allocation

% of Equities
Financials	21.8%
Consumer Staples	20.8%
Information Technology	14.8%
Materials	10.5%
Utilities	9.2%
Health Care	8.4%
Energy	5.4%
Consumer Discretionary	5.4%
Telecommunication Services	3.7%

American Beacon Zebra Large Cap Equity FundSM

Performance Overview

August 31, 2012 (Unaudited)

The Investor Class of the American Beacon Zebra Large Cap Equity Fund (the “Fund”) returned 10.47% for the twelve months ended August 31, 2012. The Fund underperformed the Russell 1000® Index (the “Index”) return of 17.33% and the Lipper Large-Cap Core Funds Index return of 14.80%.

Comparison of Change in Value of a $10,000 Investment for the Period from 6/1/10 through 8/31/12

	Annualized Total Returns Periods Ended 8/31/12		Value of
	1 Year	Since Incep. (6/1/10)	$10,000 6/1/10- 8/31/12
Institutional Class (1,3,5)	10.85%	12.41%	$13,009
Y Class (1,3,5)	10.77%	12.36%	$12,997
Investor Class (1,3,5)	10.47%	11.99%	$12,901
Retirement Class closed to new investors (1,3,5)	10.66%	11.92%	$12,883
A Class with sales charge (1,3,5)	4.02%	8.97%	$12,132
A Class without sales charge (1,3,5)	10.33%	11.88%	$12,872
C Class with sales charge (1,2,3,5)	8.50%	11.15%	$12,290
C Class without sales charge (1,2,3,5)	9.50%	11.15%	$12,290
Lipper Large-Cap Core Funds Index (4)	14.80%	13.06%	$13,184
Russell 1000 Index (4)	17.33%	15.11%	$13,728

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%.
2.	Fund performance represents the total returns achieved by the Investor Class from 6/1/10 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/1/10. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.

3.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
4.	The Russell 1000 Index is an unmanaged index comprised of 1,000 larger-capitalization stocks from various industrial sectors. Russell 1000 Index is a registered trademark of the Frank Russell Company. The Lipper Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Retirement, A and C Class shares was 2.39%, 2.58%, 2.46%, 142.54%, 2.27%, and 3.93% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index as both stock selection and sector allocation detracted value relative to the Index.

From a stock selection standpoint, the Fund’s holdings in the Information Technology, Health Care and Consumer Discretionary sectors detracted the most value relative to the Index. In the Information Technology sector, Research in Motion (down 54.9%), Xerox (down 13.1%) and Anixter International (down 1.0%) had the largest negative impact on performance. HealthSouth (down 5.9%) and Humana (down 11.4%) were the largest detractors from the Fund’s returns in the Health Care sector. Shaw Communications (down 6.9%), Thomson Reuters (down 6.9%) and Nike (up 13.9%) hurt performance most in the Consumer Discretionary sector.

A significant underweight in Information Technology, the second best performing sector in the Index, detracted from the Fund’s performance through sector allocation. A more than three times overweight in the Utilities sector also hurt performance.

American Beacon Zebra Large Cap Equity FundSM

Performance Overview

August 31, 2012 (Unaudited)

The sub-advisor continues to focus on uncovering investment opportunities through stock selection by investing in a portfolio of securities with strong exposure to the liquidity effect, balanced by fundamental information in order to capture the liquidity premium. This investment approach has typically resulted in a portfolio with lower Beta and volatility than the Index, although for this particular period the Beta of the portfolio was 1.0. Beta is a measure of the Fund’s systematic risk compared to the Index. A Beta of 0.85 would indicate that the Fund is expected to provide 15% less return when the Index increases and 15% better return when the Index decreases. Annualized volatility of the portfolio was 17.3% versus 17.1% for the Index. Much of the relative underperformance during this period was driven by a lack of exposure to the largest capitalization stocks within the benchmark. The Fund is underweight the largest stocks in the Russell 1000; for example the Fund had no exposure to Apple during the period and not holding that one stock accounted for almost one-third of the relative underperformance. The sub-advisor’s strategy, and its resulting characteristics, should allow the Fund to benefit over the longer term.

Top Ten Holdings

% of Net Assets
Southern Copper Corp.	1.8%
Brookfield Asset Management, Inc.	1.6%
Lockheed Martin Corp.	1.6%
General Dynamics Corp.	1.5%
Prudential Financial, Inc.	1.5%
Discover Financial Services	1.4%
Brookfield Office Properties, Inc.	1.3%
NextEra Energy, Inc.	1.3%
Bank of New York Mellon Corp.	1.3%
Raytheon Co.	1.2%

Sector Allocation

% of Equities
Financials	27.4%
Utilities	13.3%
Industrials	12.7%
Consumer Discretionary	9.1%
Health Care	8.1%
Consumer Staples	8.1%
Information Technology	8.1%
Materials	6.2%
Energy	6.2%
Telecommunication Services	0.8%

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2012 (Unaudited)

The Investor Class of the American Beacon Zebra Small Cap Equity Fund (the “Fund”) returned 12.45% for the twelve-month period ended August 31, 2012, trailing the Russell 2000® Index (the “Index”) return of 13.40% but outperforming the Lipper Small-Cap Core Funds Index return of 10.61% for the same period.

Comparison of Change in Value of a $10,000 Investment For the Period from 6/1/10 through 8/31/12

	Annualized Total Returns Periods Ended 8/31/12
	1 Year	Since Incep. (6/1/10)	Value of $10,000 6/1/10- 8/31/12
Institutional Class (1,3,5)	12.78%	12.05%	$12,916
Y Class (1,3,5)	12.78%	11.95%	$12,890
Investor Class(1,3,5)	12.45%	11.61%	$12,802
Retirement Class closed to new investors (1,3,5)	12.04%	11.23%	$12,705
A Class with sales charge(1,3,5)	5.83%	8.64%	$12,049
A Class without sales charge (1,3,5)	12.28%	11.54%	$12,784
C Class with sales charge(1,2,3,5)	10.44%	10.77%%	$12,663
C Class without sales charge (1,2,3,5)	11.44%	10.77%	$12,663
Lipper Small-Cap Core Funds Index (4)	10.61%	12.26%	$12,974
Russell 2000 Index (4)	13.40%	12.57%	$13,057

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%.
2.	Fund performance represents the total returns achieved by the Investor Class from 6/1/10 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/1/10. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
3.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
4.	The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index is a registered trademark of the Frank Russell Company. The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Retirement, A and C Class shares was 3.25%, 3.09%, 3.19%, 143.34%, 3.21%, and 4.36% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Prior to the deduction of expenses, the Fund outperformed the Index as both stock selection and sector allocation added value relative to the Index. The Fund’s holdings in the Energy, Information Technology and Financials sectors contributed most to performance. In the Energy sector, Atlas Energy (up 74.1%), Calumet Specialty Products (up 17.4%) and EV Energy Partner (up 7.6%) generated the most positive Fund returns. Neustar (up 39.1%) and Net 1 UEPS Technologies (up 73.9%) were the largest contributors in the Information Technology sector. In the Financials sector, Protective Life (up 75.2%), KKR Financial Holdings (up 22.5%) and Kemper (up 22.7%) added value relative to the Index. Poor stock selection in the Consumer Discretionary and Materials sectors detracted from the Fund’s performance. Federal Mogul (down 37.8%) and Deer Consumer Products (down 44.8%) detracted from the Fund’s returns in the Consumer Discretionary sector. In the Materials sector, Mercer International (down 37.4%) and China Gerui Advanced Materials (down 57.3%) were the largest detractors.

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2012 (Unaudited)

The Fund’s overweight in Financials, the second best performing sector in the Index, and a near two times underweight in the Information Technology sector contributed approximately 40 basis points (0.40%) each to performance through sector allocation. A significant underweight in Health Care, the best performing sector in the Index, detracted from performance.

The sub-advisor continues to focus on uncovering investment opportunities through stock selection by investing in a portfolio of securities with strong exposure to the liquidity effect, balanced by fundamental information, in order to capture the liquidity premium. This investment approach has resulted in a portfolio with lower Beta and volatility than the Index. Beta is a measure of the Fund’s systematic risk compared to the Index. A Beta of 0.85 would indicate that the Fund is expected to provide 15% less return when the Index increases and 15% better return when the Index decreases. For the twelve month period, the Beta of the Fund versus the Index was 0.93, with annualized volatility of 21.5% versus 22.9% for the Index. As a result of the lower Beta, the Fund slightly underperformed the Index. Much of this underperformance was driven by the limited upside capture generated by the Fund. The Fund only outperformed the Index on 5 of the 25 days when the market was up greater than 2%. On the other hand, the Fund outperformed the Index on 20 out of the 27 days when the market was down more than 2%. The sub-advisor’s strategy, and its resulting characteristics, should benefit the Fund’s performance over the longer term.

Top Ten Holdings

% of Net Assets
Delek US Holdings, Inc.	1.4%
KKR Financial Holdings LLC	1.2%
PDL BioPharma, Inc.	1.0%
Och-Ziff Capital Management Group LLC	0.9%
Select Medical Holdings Corp.	0.9%
Symetra Financial Corp.	0.7%
Portfolio Recovery Associates, Inc.	0.7%
Generac Holdings, Inc.	0.7%
Moog, Inc.	0.7%
Ship Finance International Ltd.	0.7%

Sector Allocation

% of Equities
Financials	30.4%
Industrials	19.8%
Consumer Discretionary	12.4%
Information Technology	7.9%
Energy	7.4%
Health Care	7.0%
Materials	6.8%
Consumer Staples	5.8%
Utilities	1.3%
Telecommunication Services	1.2%

High Yield Bond Market Overview

August 31, 2012 (Unaudited)

The high yield bond market performed very well for the year ended August 31, 2012, with the benchmark BofA Merrill Lynch U.S. High Yield Master II Index providing an annual return of 13.1%. This performance was in spite of the fact that the period got off to a very slow start, with a return of negative 3.5% in September 2011, as the recently resolved debt-ceiling struggle triggered new fears of a double-dip recession in the U.S. and there was growing concern about a Greek default and the Eurozone dissolving. But those issues quickly faded after the Federal Reserve and the European Central Bank announced programs to support their respective economies.

The positive movements from the central banks, combined with decent U.S. economic news, provided the wind behind a significant and lasting rally. The high yield market remained strong until May of this year, when a run on Greek banks stoked more fears of a default. But the ECB stepped in to remove the concern that the Euro might be dissolving, and the markets forged ahead.

As far as credit risk is concerned, lower-rated bonds fared better than higher-rated ones, but not by as much as would be expected, given the strong returns of the overall high yield market.

Among the industry sectors, consumer issues and especially housing performed well for the year. Basic industry commodities and energy performed relatively poorly, a result of the demand slowdown in China and Europe and concerns about excess supply.

The high yield market also benefitted from the drop in Treasury bond yields. Over the course of the year, the yield on the ten-year Treasury bond fell from 2.23% to 1.57% while the yield on the five-year bond dropped from 0.96% to 0.59%. With so little return from those benchmark government bonds, fixed-income investors looked to other instruments for greater yield, one key reason the year was so good for the category as a whole.

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2012 (Unaudited)

The Investor Class of the SiM High Yield Opportunities Fund (the “Fund”) returned 13.92% for the twelve months ended August 31, 2012. The Fund outperformed the BofA Merrill Lynch US High Yield Master II Index (the “Index”) return of 13.06% and the Lipper High Current Yield Funds Index return of 12.53% for the same period.

Comparison of Change in Value of a $10,000 Investment For the Period from 2/14/2011 through 8/31/12

	Annualized Total Returns Periods Ended 8/31/12		Value of $10,000 2/14/11- 8/31/12

	1 Year	Since Incep. (2/14/11)
Institutional Class (1,2,4)	14.19%	7.40%	$11,164
Y Class (1,2,4)	14.09%	7.19%	$11,131
Investor Class(1,2,4)	13.92%	6.79%	$11,067
A Class with salescharge (1,2,4)	8.23%	3.47%	$10,540
A Class without salescharge(1,2,4)	13.63%	6.79%	$11,067
C Class with salescharge(1,2,4)	11.90%	6.15%	$10,965
C Class without salescharge(1,2,4)	12.90%	6.15%	$10,965
BofA Merrill Lynch US High Yield Master II Index(3)	13.06%	7.57%	$11,194
Lipper High Current Yield Funds Index (3)	12.53%	6.24%	$10,981

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
3.	The BofA Merrill Lynch US High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating and an investment grade rated country of risk. In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Defaulted securities and securities eligible for the dividends-received deduction are excluded from the Index. The Lipper High Current Yield Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Funds Category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 2.63%, 5.05%, 2.79%, 2.93%, and 4.03%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s outperformance relative to the Index was largely driven by its strong issue selection within the various credit quality categories and industry groups. To a lesser extent, the Fund’s relative weightings among credit quality categories and industry groups versus the Index also proved beneficial.

From a credit quality perspective, issue selection in the BB and B - rated credit categories was a major contributor to the Fund’s outperformance.

From a credit quality allocation perspective, maintaining a significant underweight to the higher rated securities within the non-investment grade universe (BB-rated credit group) and overweighting the lower rated securities within the non-investment grade universe (CCC-rated credit group) proved to be beneficial to the Fund’s relative returns.

From an industry standpoint, strong performance from issues in the Other-Finance, Services, Healthcare, and Gaming industries were significant drivers of the Fund’s excess returns versus the Index. However, some of those gains were modestly offset through trailing returns generated by the Fund’s holdings in the Diversified Financial Services and Technology & Electronics industries.

From an industry allocation perspective, the Fund benefited from underweighting the Metals & Mining (up 3.2%) and overweighting the

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2012 (Unaudited)

Healthcare industries (up 15.0%). The Fund’s Healthcare positioning is one of its larger overweight allocations, and the industry generated strong absolute returns gaining 15% for the period. However, underweighting the Automotive industry detracted from performance as the industry gained 17.6% for the period.

The Fund has the flexibility to utilize derivative instruments and will do so to enhance return, hedge risk, manage liquidity, or to gain efficient exposure to an asset class. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purposes of creating financial leverage. During the period, the Fund experienced modest benefits from the use of derivatives such as futures, options, or swaps; however, foreign currency transactions offset those gains.

The sub-advisor’s investment process of identifying long-term secular themes and seeking out of favor sectors through bottom-up fundamental research remains in place.

Top Ten Holdings

% of Net Assets
Marine Harvest ASA, 4.50%, Due 2/23/15	2.9%
Syncreon Global Ireland Ltd., 9.50%, Due 5/1/18, 144A	2.9%
Mexican Bonos, 7.25%, Due 12/15/16	2.7%
HCA, Inc., 7.50%, Due 2/15/22	2.7%
Federal National Mortgage Association, 1.25%, Due 1/30/17	2.6%
Continental Airlines Finance Trust II, 6.000%, Due 11/15/2030	2.6%
Nuveen Investments, Inc., 10.50%, Due 11/15/15	2.6%
Kindred Healthcare, Inc., 8.25%, Due 6/1/19	2.5%
Wynn Las Vegas LLC, 5.375%, Due 3/15/22, 144A	2.5%
ADS Tactical, Inc., 11.000%, Due 4/1/2018, 144A	2.4%

Sector Allocation

% of Fixed Income
Corporate Obligations - Industrials	76.0%
Corporate Obligations - Finance	10.3%
Corporate Obligations - Utilities	5.1%
Corporate Obligations - Other Government	4.5%
U.S. Agency Obligations	3.2%
Convertible Obligations	0.5%
U.S Treasury Notes	0.4%

Sector Allocation

% of Equities
Industrials	64.0%
Financials	36.0%

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by Standard & Poor’s differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ by Standard & Poor’s are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Fund Expenses

August 31, 2012 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2012 through August 31, 2012.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Institutional Class	The London Company Income Equity Fund**	Zebra Large Cap Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 08/31/12	$1,053.10	$1,016.17	$988.84	$1,048.92
Expenses Paid During Period 3/1/12 - 8/31/12 *	$2.08	$4.21	$4.95	$4.33
Annualized Expense Ratio	0.79%	0.83%	0.99%	0.84%

Y Class	The London Company Income Equity Fund**	Zebra Large Cap Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 08/31/12	$1,052.10	$1,013.63	$987.30	$1,047.08
Expenses Paid During Period 3/1/12 - 8/31/12 *	$2.35	$4.81	$5.45	$4.84
Annualized Expense Ratio	0.89%	0.95%	1.09%	0.94%

Investor Class	The London Company Income Equity Fund**	Zebra Large Cap Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 08/31/12	$1,052.10	$1,013.63	$987.30	$1,047.08
Expenses Paid During Period 3/1/12 - 8/31/12 *	$3.08	$6.23	$6.84	$6.12
Annualized Expense Ratio	1.17%	1.23%	1.37%	1.19%

Retirement Class	Zebra Large Cap Equity Fund	Zebra Small Cap Equity Fund
Beginning Account Value 3/1/12	$1,000.00	$1,000.00
Ending Account Value 08/31/12	$1,017.69	$985.67
Expenses Paid During Period 3/1/12 - 8/31/12 *	$7.96	$8.73
Annualized Expense Ratio	1.58%	1.75%

Fund Expenses

August 31, 2012 (Unaudited)

A Class	The London Company Income Equity Fund**	Zebra Large Cap Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 08/31/12	$1,052.10	$1,013.62	$987.32	$1,045.26
Expenses Paid During Period 3/1/12 - 8/31/12 *	$3.40	$6.68	$7.44	$6.89
Annualized Expense Ratio	1.29%	1.32%	1.49%	1.34%

C Class	The London Company Income Equity Fund**	Zebra Large Cap Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 08/31/12	$1,050.09	$1,009.68	$983.20	$1,042.40
Expenses Paid During Period 3/1/12 - 8/31/12 *	$5.37	$10.66	$11.27	$10.78
Annualized Expense Ratio	2.04%	2.11%	2.26%	2.10%

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	Expenses are equal to the Fund’s annualized expense ratios for the short period May 29, 2012 - August 31, 2012 multiplied by the average account value over the same period, multiplied by the number derived by dividing the number of days in the period (94) by days in the year (366) to reflect the half-year period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

Institutional Class	The London Company Income Equity Fund**	Zebra Large Cap Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 08/31/12	$1,010.81	$1,020.96	$1,020.16	$1,020.91
Expenses Paid During Period 3/1/12 - 08/31/12 *	$2.04	$4.22	$5.03	$4.27
Annualized Expense Ratio	0.79%	0.83%	0.99%	0.84%

Y Class	The London Company Income Equity Fund**	Zebra Large Cap Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 08/31/12	$1,010.56	$1,018.95	$1,018.25	$1,019.15
Expenses Paid During Period 3/1/12 - 08/31/12 *	$2.30	$4.82	$5.53	$4.77
Annualized Expense Ratio	0.89%	0.95%	1.09%	0.94%

Fund Expenses

August 31, 2012 (Unaudited)

Investor Class	The London Company Income Equity Fund**	Zebra Large Cap Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 08/31/12	$1,009.84	$1,018.95	$1,018.25	$1,019.15
Expenses Paid During Period 3/1/12 - 08/31/12 *	$3.02	$6.24	$6.95	$6.04
Annualized Expense Ratio	1.17%	1.23%	1.37%	1.19%

Retirement Class	Zebra Large Cap Equity Fund	Zebra Small Cap Equity Fund
Beginning Account Value 3/1/12	$1,000.00	$1,000.00
Ending Account Value 08/31/12	$1,017.24	$1,016.34
Expenses Paid During Period 3/1/12 - 08/31/12 *	$7.96	$8.87
Annualized Expense Ratio	1.58%	1.75%

A Class	The London Company Income Equity Fund**	Zebra Large Cap Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 08/31/12	$1,009.53	$1,018.50	$1,017.65	$1,018.40
Expenses Paid During Period 3/1/12 - 08/31/12 *	$3.33	$6.70	$7.56	$6.80
Annualized Expense Ratio	1.29%	1.32%	1.49%	1.34%

C Class	The London Company Income Equity Fund**	Zebra Large Cap Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 08/31/12	$1,007.60	$1,014.53	$1,013.77	$1,014.58
Expenses Paid During Period 3/1/12 - 08/31/12 *	$5.26	$10.68	$11.44	$10.63
Annualized Expense Ratio	2.04%	2.11%	2.26%	2.10%

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	Expenses are equal to the Fund’s annualized expense ratios for the short period May 29, 2012 - August 31, 2012 multiplied by the average account value over the same period, multiplied by the number derived by dividing the number of days in the period (94) by days in the year (366) to reflect the half-year period.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Zebra Large Cap Equity Fund, American Beacon Zebra Small Cap Equity Fund, American Beacon The London Company Income Equity Fund, and American Beacon SiM High Yield Opportunities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon Zebra Large Cap Equity Fund, American Beacon Zebra Small Cap Equity Fund, American Beacon The London Company Income Equity Fund, and American Beacon SiM High Yield Opportunities Fund (four of the funds comprising the American Beacon Funds) (collectively, the “Funds”) as of August 31, 2012, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Zebra Large Cap Equity Fund, American Beacon Zebra Small Cap Equity Fund, American Beacon The London Company Income Equity Fund, and American Beacon SiM High Yield Opportunities Fund at August 31, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

October 30, 2012

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2012

	Shares	Fair Value
		(000’s)
PREFERRED STOCK - 3.82%
FINANCIALS - 3.82%
Diversified Financials - 3.08%
Aegon N.V., 8.00%, Due 2/15/2042	7,702	$214
Morgan Stanley Capital Trust VIII, 6.45%, Due 4/15/2067	8,560	214

		428

Insurance - 0.74%
Montpelier Re Holdings Ltd., 8.875%, Due 12/31/2049	3,850	102

Total Financials		530

Total Preferred Stock (Cost $521)		530

COMMON STOCK - 89.75%
CONSUMER DISCRETIONARY - 5.02%
Leisure Equipment & Products - 2.77%
Hasbro, Inc.	10,266	385

Specialty Retail - 2.25%
Lowe’s Cos., Inc.	10,963	312

Total Consumer Discretionary		697

CONSUMER STAPLES - 19.51%
Beverages - 3.25%
Coca-Cola Co	12,055	451

Food & Drug Retailing - 3.16%
Wal-Mart Stores, Inc.	6,034	438

Food Products - 2.54%
Hershey Co	4,898	352

Tobacco - 10.56%
Altria Group, Inc.	12,349	$419
Lorillard, Inc.	3,359	421
Philip Morris International, Inc.	3,646	326
Reynolds American, Inc.	6,501	300

		1,466

Total Consumer Staples		2,707

ENERGY - 5.09%
Chevron Corp.	3,747	421
ConocoPhillips	5,025	285

Total Energy		706

FINANCIALS - 16.58%
Banks - 3.21%
Wells Fargo & Co	13,064	445

Diversified Financials - 3.26%
Federated Investors, Inc., Class B	21,305	452

Insurance - 5.85%
Berkshire Hathaway, Inc., Class BA	4,611	389
Cincinnati Financial Corp	10,979	424

		813

Real Estate - 4.26%
Hatteras Financial Corp.B	12,111	351

	Shares	Fair Value
		(000’s)
UDR, Inc.B	9,520	$240

		591

Total Financials		2,301

HEALTH CARE - 7.83%
Bristol-Myers Squibb Co	13,604	449
Johnson & Johnson	2,642	178
Pfizer, Inc.	19,242	459

Total Health Care		1,086

INFORMATION TECHNOLOGY - 13.87%
Communications Equipment - 2.64%
Cisco Systems, Inc.	19,194	366

Computers & Peripherals - 2.16%
International Business Machines Corp.	1,539	300

IT Consulting & Services - 2.39%
Paychex, Inc.	9,972	332

Semiconductor Equipment & Products - 2.63%
Intel Corp.	14,695	365

Software - 4.05%
Microsoft Corp.	18,249	562

Total Information Technology		1,925

MATERIALS - 9.79%
Chemicals - 7.62%
Albemarle Corp.	9,447	517
NewMarket Corp.	2,191	540

		1,057

Paper & Forest Products - 2.17%
MeadWestvaco Corp.	10,475	301

Total Materials		1,358

TELECOMMUNICATION SERVICES - 3.43%
Verizon Communications, Inc.	11,085	476

UTILITIES - 8.63%
Electric Utilities - 5.65%
Dominion Resources, Inc.	8,416	441
Duke Energy Corp.	5,289	343

		784

Gas Utilities - 2.98%
Kinder Morgan Management LLCA C	5,580	414

Total Utilities		1,198

Total Common Stock (Cost $12,277)		12,454

SHORT-TERM INVESTMENTS - 3.90% (Cost $541)
JPMorgan U.S. Government Money Market Fund, Capital Class	540,675	541

See accompanying notes

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2012

TOTAL INVESTMENTS - 97.47% (Cost $13,339)	$13,525
OTHER ASSETS, NET OF LIABILITIES - 2.53%	351

TOTAL NET ASSETS - 100.00%	$13,876

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	REIT - Real Estate Investment Trust
C	Limited Liability Company.

Futures Contracts Open on August 31, 2012 ($000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)D
S&P 500 Mini E Index Future	Long	6	September, 2012	$422	$0

				$422	$0

D	Amount between ($500) and $0.

See accompanying notes

American Beacon Zebra Large Cap Equity FundSM

Schedule of Investments

August 31, 2012

	Shares	Fair Value
		(000’s)
COMMON STOCK - 95.46%
CONSUMER DISCRETIONARY - 8.67%
Auto Components - 1.90%
Autoliv, Inc.	259	$15
Lear Corp.	339	13
LKQ Corp.A	574	22
Magna International, Inc., Class A	2,534	110
Sauer-Danfoss, Inc.	295	11
TRW Automotive Holdings Corp.A	1,489	65
Visteon Corp.A	368	17
Westinghouse Air Brake Technologies Corp.	98	8

		261

Distributors - 0.29%
Genuine Parts Co	630	40

Hotels, Restaurants & Leisure - 0.62%
Choice Hotels International, Inc.	320	10
Icahn Enterprises LPB	1,867	75

		85

Household Durables - 0.45%
Garmin Ltd.	919	37
Snap-On, Inc.	365	25

		62

Internet & Catalog Retail - 0.60%
Liberty Media Corp - Liberty Capital, Class AA	798	83

Media - 3.78%
CTC Media, Inc.	688	6
Gannett Co. Inc.	1,000	15
John Wiley & Sons, Inc., Class A	396	20
Nielsen Holdings N.V.A	911	26
Omnicom Group, Inc.	620	32
Shaw Communications, Inc., Class BC	2,088	43
Thomson Reuters Corp.	5,255	149
Time Warner Cable, Inc.	810	72
Viacom, Inc., Class B	2,892	144
Washington Post Co., Class B	31	11

		518

Multiline Retail - 0.56%
Dollar General Corp.A	1,506	77

Specialty Retail - 0.36%
Cabela’s, Inc.A	153	7
Copart, Inc.A	533	14
Penske Automotive Group, Inc.	279	7
Sally Beauty Holdings, Inc.A	781	22

		50

Textiles & Apparel - 0.11%
Gildan Activewear, Inc.	510	15

Total Consumer Discretionary		1,191

CONSUMER STAPLES - 7.73%
Beverages - 1.02%
Brown-Forman Corp., Class B	607	39
Constellation Brands, Inc., Class AA	1,777	59
Molson Coors Brewing Co., Class B	950	42

		140

	Shares	Fair Value
		(000’s)
Food & Drug Retailing - 0.56%
Sysco Corp.	2,548	$77

Food Products - 3.87%
Archer-Daniels-Midland Co	4,417	117
Bunge Ltd.	1,119	71
Campbell Soup Co	1,614	57
Hormel Foods Corp.	1,517	44
Ingredion, Inc.	438	24
JM Smucker Co	480	41
Kellogg Co	1,729	88
McCormick & Co., Inc.C	599	37
Seaboard Corp.A	19	40
Tyson Foods, Inc., Class A	925	14

		533

Household Products - 1.22%
Church & Dwight Co., Inc.	257	14
Kimberly-Clark Corp.	1,832	153

		167

Tobacco - 1.06%
Reynolds American, Inc.	3,153	145

Total Consumer Staples		1,062

ENERGY - 5.93%
Energy - 0.04%
Access Midstream Partners LPB	201	6

Energy Equipment & Services - 0.14%
Precision Drilling Corp.A	938	7
Unit Corp.A	313	12

		19

Oil & Gas - 5.75%
Alliance Holdings GP LPB	503	24
Cenovus Energy, Inc.	2,089	68
Energy Transfer Equity LPB	877	39
Enerplus Corp.	595	9
HollyFrontier Corp.	2,321	94
Kinder Morgan Inc.	2,511	90
Linn Energy LLCD	1,025	41
Magellan Midstream Partners LPB	656	54
NuStar Energy LPB	391	20
Plains All American Pipeline LPB	1,152	100
Spectra Energy Corp.	3,009	85
Sunoco Logistics Partners LPB	802	37
Talisman Energy, Inc.	1,886	26
TransCanada Corp.	2,276	103

		790

Total Energy		815

FINANCIALS - 26.14%
Banks - 4.24%
Bank of New York Mellon Corp.	7,701	174
BB&T Corp.	1,560	49
BOK Financial Corp.	553	32
Canadian Imperial Bank of Commerce	1,928	149
Commerce Bancshares, Inc.	509	20
East West BanCorp., Inc.	367	8
First Republic Bank	861	28
Fulton Financial Corp.	556	5
Hancock Holding Co	362	11
Hudson City Bancorp, Inc.	3,956	28

See accompanying notes

American Beacon Zebra Large Cap Equity FundSM

Schedule of Investments

August 31, 2012

	Shares	Fair Value
		(000’s)
M&T Bank Corp.	629	$55
Ocwen Financial Corp.A	455	12
Prosperity Bancshares, Inc.	116	5
Webster Financial Corp.	264	6

		582

Diversified Financials - 7.27%
American Capital Ltd.A	6,165	68
Ameriprise Financial, Inc.	1,164	64
Ares Capital Corp.E	1,556	27
BlackRock, Inc., Class A	784	138
Capital One Financial Corp.	2,192	124
Credit Acceptance Corp.A	226	22
Discover Financial Services	4,980	193
Franklin Resources, Inc.	1,318	155
Lazard Ltd., Class AC	256	7
Raymond James Financial, Inc.	645	23
SEI Investments Co	822	18
SLM Corp.	1,728	27
State Street Corp.	2,598	108
Towers Watson & Co., Class A	346	19
Wright Express Corp.A	95	6

		999

Insurance - 11.59%
ACE Ltd.	1,979	145
Aflac, Inc.	3,052	141
Alleghany Corp.	67	23
Allied World Assurance Co. Holdings AG	195	15
Alterra Capital Holdings Ltd.	289	7
American Financial Group, Inc.	840	32
American National Insurance Co	297	21
Aon plc	758	39
Arch Capital Group Ltd.A	920	37
Assurant, Inc.	704	25
Assured Guaranty Ltd.	3,228	43
Chubb Corp.	1,587	117
CNA Financial Corp.	2,756	72
CNO Financial Group, Inc.	1,457	13
Erie Indemnity Co., Class A	252	16
Fidelity National Financial, Inc., Class A	547	10
HCC Insurance Holdings, Inc.	636	21
Leucadia National Corp.	504	11
Loews Corp.	2,637	107
Manulife Financial Corp.	7,706	86
Markel Corp.A	40	17
Marsh & McLennan Cos., Inc.	1,223	42
Mercury General Corp.	201	8
Principal Financial Group, Inc.	873	24
ProAssurance Corp.	253	23
Progressive Corp.	2,979	58
Protective Life Corp.	832	24
Prudential Financial, Inc.	3,699	201
Reinsurance Group of America, Inc.	807	47
Sun Life Financial, Inc.	1,876	44
Torchmark Corp.	553	28
Unum Group	1,080	21
White Mountains Insurance Group Ltd.	13	7
Willis Group Holdings plc	972	36
WR Berkley Corp.	823	31

		1,592

	Shares	Fair Value
		(000’s)
Real Estate - 3.04%
Brookfield Asset Management, Inc., Class A	6,528	$226
Brookfield Office Properties, Inc.F	11,074	185
WP Carey & Co. LLCD	135	6

		417

Total Financials		3,590

HEALTH CARE - 7.75%
Biotechnology - 0.09%
Techne Corp.	171	12

Health Care Equipment & Supplies - 2.87%
Baxter International, Inc.	1,645	97
Becton Dickinson and Co	1,101	84
Bio-Rad Laboratories, Inc., Class AA	174	17
Bruker Corp.A	386	5
Covidien plc	1,389	78
Stryker Corp.	2,138	113

		394

Health Care Providers & Services - 4.38%
Aetna, Inc.	2,584	98
Cigna Corp.	1,963	90
Coventry Health Care, Inc.	978	41
HCA Holdings, Inc.	2,511	72
Henry Schein, Inc.A	377	29
Humana, Inc.	422	30
McKesson Corp.	580	51
Mednax, Inc.A	216	15
Service Corp International	1,225	16
WellPoint, Inc.	2,683	160

		602

Pharmaceuticals - 0.41%
Forest Laboratories, Inc.A	1,037	36
Warner Chilcott plc, Class A	1,468	20

		56

Total Health Care		1,064

INDUSTRIALS - 12.15%
Aerospace & Defense - 5.99%
Alliant Techsystems, Inc.	180	9
General Dynamics Corp.	3,230	211
L-3 Communications Holdings, Inc.	921	65
Lockheed Martin Corp.	2,404	218
Moog, Inc., Class AA	147	5
Northrop Grumman Corp.	2,251	151
Raytheon Co	2,898	164

		823

Airlines - 0.83%
Alaska Air Group, Inc.A	488	16
Copa Holdings S.A., Class A	245	19
Delta Air Lines, Inc.A	5,246	45
United Continental Holdings, Inc.	1,824	34

		114

Building Products - 0.30%
Armstrong World Industries, Inc.	127	6
Crane Co	384	15
Masco Corp.	1,457	20

		41

Commercial Services & Supplies - 0.68%
Dun & Bradstreet Corp.	231	19

See accompanying notes

American Beacon Zebra Large Cap Equity FundSM

Schedule of Investments

August 31, 2012

	Shares	Fair Value
		(000’s)
Education Management Corp.A	1,098	$3
Genpact Ltd.	1,253	24
KAR Auction Services, Inc.A	530	9
Morningstar, Inc.	207	12
Rollins, Inc.	576	13
Verisk Analytics, Inc., Class AA	275	13

		93

Construction & Engineering - 0.29%
AECOM Technology Corp.A	1,004	20
Engility Holdings, Inc.A	153	3
URS Corp.	475	17

		40

Electrical Equipment - 0.55%
AMETEK, Inc.	1,135	40
Hubbell, Inc., Class B	327	26
Woodward, Inc.	300	10

		76

Industrial Conglomerates - 0.28%
Carlisle Cos., Inc.	363	19
KBR, Inc.	470	13
Teleflex, Inc.	107	7

		39

Machinery - 2.80%
CNH Global N.V.A	2,701	107
Donaldson Co, Inc.	625	22
IDEX Corp.	455	18
Illinois Tool Works, Inc.	2,310	137
ITT Corp.	1,184	24
Lincoln Electric Holdings, Inc.	489	20
Nordson Corp.	158	9
Pentair, Inc.	218	9
Reliance Steel & Aluminum Co.	238	12
Timken Co.	301	12
Valmont Industries, Inc.	60	8
Zebra Technologies Corp., Class AA	155	6

		384

Road & Rail - 0.38%
Amerco, Inc.	227	21
Canadian Pacific Railway Ltd.	306	26
Old Dominion Freight Line, Inc.A	114	5

		52

Trading Companies & Distributors - 0.05%
MSC Industrial Direct Co., Inc., Class A	97	7

Total Industrials		1,669

INFORMATION TECHNOLOGY - 7.70%
Communications Equipment - 1.00%
Anixter International, Inc.	178	11
Corning, Inc.	6,794	81
Harris Corp.	845	40
NeuStar, Inc., Class AA	153	6

		138

Computers & Peripherals - 1.84%
Dell, Inc.	12,618	133
Seagate Technology plc	2,549	82
Western Digital Corp.A	907	38

		253

Electronic Equipment & Instruments - 2.06%
Arrow Electronics, Inc.	1,080	39
Avnet, Inc.A	1,440	46

	Shares	Fair Value
		(000’s)
AVX Corp.	1,985	$20
Diebold, Inc.	163	5
Flextronics International Ltd.A	7,007	47
Ingram Micro, Inc., Class AA	500	8
TE Connectivity Ltd.	2,902	103
Teledyne Technologies, Inc.A	230	15

		283

IT Consulting & Services - 1.42%
Broadridge Financial Solutions, Inc.	560	13
CGI Group, Inc., Class AA	1,316	34
Computer Sciences Corp.	751	24
Fidelity National Information Services, Inc.	1,470	47
Fiserv, Inc.A	314	22
IHS, Inc., Class AA	111	13
SAIC, Inc.	2,829	35
Syntel, Inc.	122	7

		195

Office Electronics - 0.54%
Xerox Corp.	10,037	74

Software - 0.84%
Activision Blizzard, Inc.	2,683	32
Amdocs Ltd.	511	16
Ansys, Inc.A	148	10
CA, Inc.	1,325	35
DST Systems, Inc.	337	17
National Instruments Corp.	198	5

		115

Total Information Technology		1,058

MATERIALS - 5.95%
Chemicals - 3.60%
Agrium, Inc.	1,276	126
Air Products & Chemicals, Inc.	1,071	88
Cabot Corp.	156	5
Kronos Worldwide, Inc.	1,129	19
Methanex Corp.	340	10
NewMarket Corp.	76	19
PPG Industries, Inc.	748	82
RPM International, Inc.	628	17
Sigma-Aldrich Corp.	473	34
Terra Nitrogen Co. LPB	146	32
Valhi, Inc.	1,541	19
Valspar Corp.	204	11
Westlake Chemical Corp.	461	32

		494

Containers & Packaging - 0.60%
Aptargroup, Inc.	361	18
Graphic Packaging Holding Co.A	2,616	15
Jarden Corp.	339	16
Silgan Holdings, Inc.	324	14
Sonoco Products Co.	628	19

		82

Metals & Mining - 1.75%
Southern Copper Corp.	7,394	241

Total Materials		817

See accompanying notes

American Beacon Zebra Large Cap Equity FundSM

Schedule of Investments

August 31, 2012

	Shares	Fair Value
		(000’s)
TELECOMMUNICATION SERVICES - 0.71%
Diversified Telecommunication Services - 0.58%
Rogers Communications, Inc., Class B	1,985	$80

Wireless Telecommunication Services - 0.13%
Telephone & Data Systems, Inc.	271	7
US Cellular Corp.A	287	11

		18

Total Telecommunication Services		98

UTILITIES - 12.73%
Electric Utilities - 9.93%
AES Corp.	1,999	23
Alliant Energy Corp.	536	24
Ameren Corp.	1,089	36
American Electric Power Co., Inc.	2,665	115
Cleco Corp.	162	7
Consolidated Edison, Inc.	625	38
Dominion Resources, Inc.	2,748	143
DTE Energy Co.	834	49
Duke Energy Corp.	1,444	94
Edison International	1,578	69
Entergy Corp.	1,285	87
Exelon Corp.	1,777	65
FirstEnergy Corp.	1,035	45
Hawaiian Electric Industries, Inc.	456	12
NextEra Energy, Inc.	2,718	182
Northeast Utilities	774	29
OGE Energy Corp.	541	29
PG&E Corp.	2,228	97
PPL Corp.	3,527	103
Public Service Enterprise Group, Inc.	3,729	118

		1,365

Gas Utilities - 1.61%
AGL Resources, Inc.	571	23
Atmos Energy Corp.	499	17
Energen Corp.	217	11
Integrys Energy Group, Inc.	163	9
MDU Resources Group, Inc.	931	20
Sempra Energy	1,609	107
TC Pipelines LPB	379	17
UGI Corp.	558	17

		221

Multi-Utilities - 1.14%
SCANA Corp.	669	32
Vectren Corp.	416	12
Wisconsin Energy Corp.	1,086	41
Xcel Energy, Inc.	2,560	71

		156

Water Utilities - 0.05%
Aqua America, Inc.	260	7

Total Utilities		1,749

Total Common Stock (Cost $12,397)		13,113

SHORT-TERM INVESTMENTS - 3.73% (Cost $512)
JPMorgan U.S. Government Money Market Fund, Capital Class	511,646	512

TOTAL INVESTMENTS - 99.19% (Cost $12,909)	$13,625
OTHER ASSETS, NET OF LIABILITIES - 0.81%	111

TOTAL NET ASSETS - 100.00%	$13,736

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	Limited Partnership.
C	Non-voting participating shares.
D	Limited Liability Company.
E	Business Development Company.
F	REIT - Real Estate Investment Trust.

See accompanying notes

American Beacon Zebra Large Cap Equity FundSM

Schedule of Investments

August 31, 2012

Futures Contracts Open on August 31, 2012 ($ 000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index Future	Long	7	September, 2012	$492	$1

				$492	$1

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2012

	Shares	Fair Value
		(000’s)
COMMON STOCK - 96.68%
CONSUMER DISCRETIONARY - 11.96%
Auto Components - 1.46%
Argan, Inc.	179	$3
China Automotive Systems, Inc.A	1,458	6
Dorman Products, Inc.A	1,051	31
Sauer-Danfoss, Inc.	949	36
Superior Industries International, Inc.	855	15
Tower International, Inc.A	584	4

		95

Automobiles - 0.63%
Federal-Mogul Corp.A	4,415	41
Distributors - 0.54%
Core-Mark Holding Co, Inc.	304	14
DXP Enterprises, Inc.A	319	14
VOXX International Corp.A	878	7

		35

Hotels, Restaurants & Leisure - 1.68%
AFC Enterprises, Inc.	537	13
Ameristar Casinos, Inc.	601	10
Carrols Restaurant Group, Inc.A	338	2
Churchill Downs, Inc.	433	25
Denny’s Corp.A	1,022	5
Einstein Noah Restaurant Group, Inc.	432	7
Interval Leisure Group, Inc.	1,075	20
Isle of Capri Casinos, Inc.A	459	3
Marcus Corp.	252	3
Monarch Casino & Resort, Inc.A	229	2
Speedway Motorsports, Inc.	1,254	19

		109

Household Durables - 2.11%
CSS Industries, Inc.	337	7
Deer Consumer Products, Inc.F	4,336	10
Flexsteel Industries, Inc.	104	2
Helen of Troy Ltd.A	1,251	38
Lancaster Colony Corp.	328	24
Libbey, Inc.A	672	10
Lifetime Brands, Inc.	605	7
Matthews International Corp., Class A	775	23
National Presto Industries, Inc.	120	9
Universal Electronics, Inc.A	485	7

		137

Internet & Catalog Retail - 1.24%
Global Sources Ltd.A	1,926	11
Insight Enterprises, Inc.A	1,847	33
SS&C Technologies Holdings, Inc.A	838	19
Systemax, Inc.	1,519	18

		81

Internet Software & Services - 0.03%
Orbitz Worldwide, Inc.A	724	2
Leisure Equipment & Products - 0.32%
Johnson Outdoors, Inc., Class AA	779	16
Steinway Musical Instruments, Inc.	201	5

		21

Media - 1.66%
Courier Corp.	387	4
CTC Media, Inc.	3,316	29

	Shares	Fair Value
		(000’s)
Entercom Communications Corp., Class AA	1,327	$8
Harte-Hanks, Inc.	1,772	12
Journal Communications, Inc., Class AA	1,397	7
LIN TV Corp., Class AA	2,923	12
McClatchy Co., Class AA	2,820	4
Saga Communications, Inc., Class AA	144	6
Scholastic Corp.	493	16
Sinclair Broadcast Group, Inc., Class A	865	10

		108

Multiline Retail - 0.05%
Stein Mart, Inc.	351	3

Specialty Retail - 1.58%
America’s Car-Mart, Inc.A	248	11
Big 5 Sporting Goods Corp.	227	2
Casual Male Retail Group, Inc.A	1,485	6
Cato Corp., Class A	425	12
PC Connection, Inc.	1,442	18
Rex Stores Corp.A	132	2
Rush Enterprises, Inc., Class AA	871	15
Shoe Carnival, Inc.	447	10
Susser Holdings Corp.A	351	12
West Marine, Inc.A	830	9
Winmark Corp.	123	6

		103

Textiles & Apparel - 0.66%
Culp, Inc.	448	5
Delta Apparel, Inc.A	372	5
RG Barry Corp.	404	6
Rocky Brands, Inc.A	234	3
Unifi, Inc.A	275	3
Unifirst Corp.	221	14
Weyco Group, Inc.	306	7

		43

Total Consumer Discretionary		778

CONSUMER STAPLES - 5.56%
Beverages - 0.46%
Coca-Cola Bottling Co. Consolidated	141	10
National Beverage Corp.	1,367	20

		30

Food & Drug Retailing - 1.58%
Andersons, Inc.	638	26
Arden Group, Inc., Class A	54	5
Ingles Markets, Inc., Class A	548	9
Nash Finch Co.	511	10
Seneca Foods Corp., Class AA	127	4
Spartan Stores, Inc.	572	9
Village Super Market, Inc., Class A	220	7
Weis Markets, Inc.	797	33

		103

Food Products - 2.49%
Alico, Inc.	211	7
Cal-Maine Foods, Inc.	515	21
Dole Food Co. IncA	3,181	41
Fresh Del Monte Produce, Inc.	1,711	42
J&J Snack Foods Corp.	409	23
John B Sanfilippo & Son, Inc.A	408	6
Schiff Nutrition International, Inc.	253	5
SunOpta, Inc.A	807	5

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2012

	Shares	Fair Value
		(000’s)
USANA Health Sciences, Inc.A	271	$12

		162

Household Products - 0.09%
WD-40 Co.	122	6

Personal Products - 0.88%
National American University Holdings, Inc.	398	2
Nature’s Sunshine Products, Inc.	654	10
Revlon, Inc., Class AA	1,707	23
Steiner Leisure Ltd.A	477	22

		57

Tobacco - 0.06%
Alliance One International, Inc.A	1,411	4

Total Consumer Staples		362

ENERGY - 7.15%
Energy Equipment & Services - 0.40%
Matrix Service Co.A	643	7
PAA Natural Gas Storage LP	516	10
Tesco Corp.A	530	5
TGC Industries, Inc.	637	4

		26

Oil & Gas - 6.75%
Adams Resources & Energy, Inc.	156	5
Alon USA Energy, Inc.	1,957	27
Arabian American Development Co.A	645	6
Callon Petroleum Co.A	3,380	19
Calumet Specialty Products Partners LP	701	20
Clayton Williams Energy, Inc.A	237	11
Crestwood Midstream Partners LPB	390	10
Delek US Holdings, Inc.	3,455	91
Eagle Rock Energy Partners LPB	2,721	26
Gran Tierra Energy, Inc.A	5,024	22
Hugoton Royalty TrustC	736	4
Legacy Reserves LPB	1,379	38
North European Oil Royalty TrustC	352	10
NuStar GP Holdings LLCD	874	27
Panhandle Oil and Gas, Inc., Class A	91	3
Permian Basin Royalty TrustC	615	10
Pioneer Southwest Energy Partners LPB	1,694	43
Sabine Royalty TrustC	453	24
San Juan Basin Royalty TrustC	717	10
Saratoga Resources, Inc.A	885	5
Synergy Resources Corp.A	1,047	3
Vanguard Natural Resources LLCD	732	21
Warren Resources, Inc.A	1,441	4

		439

Total Energy		465

FINANCIALS - 29.50%
Banks - 14.55%
1st Source Corp.	582	13
Alliance Financial Corp.	111	4
American National Bankshares, Inc.	198	4
Ames National Corp.	207	4
Arrow Financial Corp.	263	6
Bancfirst Corp.	336	14
Banco Latinoamericano de Comercio Exterior S.A	868	18

	Shares	Fair Value
		(000’s)
Bancorp, Inc.A	458	$4
Bank of Kentucky Financial Corp.	189	5
Bank of Marin Bancorp	123	5
Bar Harbor Bankshares	35	1
BBCN Bancorp, Inc.A	1,484	19
Beneficial Mutual Bancorp, Inc.A	831	7
Berkshire Hills Bancorp, Inc.	532	12
BofI Holding, Inc.A	366	9
Bridge Bancorp, Inc.	182	4
Bridge Capital HoldingsA	87	1
Bryn Mawr Bank Corp.	284	6
C&F Financial Corp.	35	1
Camden National Corp.	243	9
Cardinal Financial Corp.	689	9
Cathay General Bancorp	1,360	22
Center Bancorp, Inc.	398	5
Central Pacific Financial Corp.A	1,547	22
Chemical Financial Corp.	552	13
Citizens & Northern Corp.	317	6
City Holding Co.	264	9
Clifton Savings Bancorp, Inc.	212	2
CNB Financial Corp.	286	5
CoBiz Financial, Inc.	1,044	7
Community Trust Bancorp, Inc.	354	12
Dime Community Bancshares, Inc.	875	12
Eagle Bancorp, Inc.A	432	7
Enterprise Bancorp, Inc.	136	2
Enterprise Financial Services Corp.	695	9
ESB Financial Corp.	353	5
Financial Institutions, Inc.	364	6
First Bancorp, Inc.	227	4
First Busey Corp.	1,456	7
First Citizens BancShares, Inc., Class A	181	30
First Community Bancshares, Inc.	473	7
First Defiance Financial Corp.	246	4
First Financial Bancorp	986	16
First Financial Bankshares, Inc.	503	17
First Financial Corp.	322	10
First Interstate Bancsystem, Inc.	135	2
First Merchants Corp.	448	6
First of Long Island Corp.	214	6
Flushing Financial Corp.	711	11
German American Bancorp, Inc.	283	7
Great Southern Bancorp, Inc.	272	8
Hanmi Financial Corp.A	1,017	13
Heritage Financial Corp.	90	1
Home Bancshares, Inc.	553	17
Horizon Bancorp	64	2
Hudson Valley Holding Corp.	102	2
Independent Bank Corp.	430	13
International Bancshares Corp.	1,451	26
Investors Bancorp, Inc.A	1,816	32
Kearny Financial Corp.	509	5
Lakeland Bancorp, Inc.	543	6
Lakeland Financial Corp.	332	9
MainSource Financial Group, Inc.	504	6
MB Financial, Inc.	359	7
Mercantile Bank Corp.A	147	2
Merchants Bancshares, Inc.	157	4
Meridian Interstate Bancorp, Inc.A	348	5
MetroCorp Bancshares, Inc.A	131	1
National Bankshares, Inc.	158	5

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2012

	Shares	Fair Value
		(000’s)
National Penn Bancshares, Inc.	2,315	$21
NBT Bancorp, Inc.	690	15
Northfield Bancorp, Inc.	412	6
Northrim BanCorp, Inc.	158	3
OceanFirst Financial Corp.	438	6
PacWest Bancorp	259	6
Park National Corp.	279	19
Penns Woods Bancorp, Inc.	94	4
Peoples Bancorp, Inc.	237	5
Preferred BankA	226	3
Provident Financial Services, Inc.	660	10
Provident New York Bancorp	637	5
Renasant Corp.	407	7
S&T Bancorp, Inc.	514	9
Sandy Spring BanCorp., Inc.	513	9
SCBT Financial Corp.	207	8
Simmons First National Corp., Class A	276	6
Southside Bancshares, Inc.	494	11
StellarOne Corp.	339	4
Sterling BanCorp.	490	5
Sterling Financial Corp.	1,023	22
SY Bancorp, Inc.	302	7
Taylor Capital Group, Inc.A	387	7
Territorial Bancorp, Inc.	173	4
Tompkins Financial Corp.	256	10
TowneBank	538	8
Trico Bancshares	296	5
Trustco Bank Corp NY	1,780	10
Trustmark Corp.	369	9
UMB Financial Corp.	379	19
Union First Market Bankshares Corp.	526	8
United Community Banks, Inc.A	414	3
United Financial Bancorp, Inc.	223	3
Univest Corp of Pennsylvania	321	5
ViewPoint Financial Group, Inc.	209	4
Virginia Commerce Bancorp, Inc.A	705	6
Washington Banking Co.	342	5
Washington Federal, Inc.	815	13
Washington Trust Bancorp, Inc.	364	9
WesBanco, Inc.	619	13
West Bancorporation, Inc.	389	4
West Coast BancorpA	400	8
Wilshire Bancorp, Inc.A	903	6
WSFS Financial Corp.	161	7

		947

Diversified Financials - 6.70%
Artio Global Investors, Inc.	1,184	4
Asset Acceptance Capital Corp.	1,244	8
Asta Funding, Inc.	597	6
Calamos Asset Management, Inc., Class A	153	2
Capital Southwest Corp.E	75	8
Cass Information Systems, Inc.	284	11
CBIZ, Inc.A	1,638	9
Citizens Republic Bancorp, Inc.A	344	7
Cowen Group, Inc., Class AA	1,023	3
Diamond Hill Investment Group, Inc.	56	4
Duff & Phelps Corp., Class A	365	5
Edelman Financial Group, Inc.	382	3
Encore Capital Group, Inc.A	887	25
Epoch Holding Corp.	317	7
Euronet Worldwide, Inc.A	1,095	19

	Shares	Fair Value
		(000’s)
Federal Agricultural Mortgage Corp., Class C	101	$3
GAMCO Investors, Inc., Class A	105	5
Generac Holdings, Inc.	2,129	46
GFI Group, Inc.	1,880	5
Global Cash Access Holdings, Inc.A	865	7
Golub Capital BDC, Inc.	226	4
Heartland Financial USA, Inc.	395	10
Hercules Technology Growth Capital, Inc.E	620	7
INTL. FCStone, Inc.A	455	8
Main Street Capital Corp.E	374	10
MidWestOne Financial Group, Inc.	228	5
National Financial Partners Corp.A	557	8
Nelnet, Inc., Class A	1,684	40
NewStar Financial, Inc.A	521	6
Nicholas Financial, Inc.	456	6
Och-Ziff Capital Management Group LLC, Class AD	7,776	61
Oppenheimer Holdings, Inc., Class A	112	2
Portfolio Recovery Associates, Inc.	463	46
Rockville Financial, Inc.	393	5
Safeguard Scientifics, Inc.A	731	11
Texas Pacific Land TrustC	144	9
THL Credit, Inc.E	216	3
TICC Capital Corp.E	310	3
Westwood Holdings Group, Inc.	139	5

		436

Insurance - 6.88%
American Equity Investment Life Holding Co.	964	11
American Safety Insurance Holdings Ltd.A	122	2
AMERISAFE, Inc.A	279	7
Amtrust Financial Services, Inc.	1,131	29
Argo Group International Holdings Ltd	167	5
Baldwin & Lyons, Inc., Class B	53	1
Crawford & Co., Class B	850	4
Donegal Group, Inc., Class A	109	2
EMC Insurance Group, Inc.	99	2
Enstar Group Ltd.A	311	29
Flagstone Reinsurance Holdings S.A	591	5
Greenlight Capital Re Ltd., Class AA	910	22
Homeowners Choice, Inc.	1,692	34
Horace Mann Educators Corp.	954	17
Independence Holding Co	327	3
Infinity Property & Casualty Corp.	159	9
Kansas City Life Insurance Co.	290	10
Kemper Corp.	621	19
Maiden Holdings Ltd	2,245	21
Meadowbrook Insurance Group, Inc.	688	5
National Interstate Corp.	433	11
National Western Life Insurance Co., Class A	115	16
Navigators Group, Inc.A	92	4
OneBeacon Insurance Group Ltd., Class A	224	3
Phoenix Cos., Inc.A	139	4
Primerica, Inc.	1,479	43
RLI Corp.	233	15
Safety Insurance Group, Inc.	229	10
Selective Insurance Group, Inc.	712	13
StanCorp Financial Group, Inc.	493	15
State Auto Financial Corp.	200	3

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2012

	Shares	Fair Value
		(000’s)
Symetra Financial Corp.	3,980	$50
Tower Group, Inc.	341	6
United Fire Group, Inc.	562	12
Universal Insurance Holdings, Inc.	1,706	6

		448

Real Estate - 1.37%
HFF, Inc., Class AA	645	9
KKR Financial Holdings LLCD	8,914	80

		89

Total Financials		1,920

HEALTH CARE - 6.72%
Biotechnology - 1.17%
PDL BioPharma, Inc.	8,787	65
Sciclone Pharmaceuticals, Inc.A	2,225	11

		76

Health Care Equipment & Supplies - 1.46%
Atrion Corp.	54	12
China Cord Blood Corp.A	1,832	5
CONMED Corp.	260	7
Exactech, Inc.A	309	5
Given Imaging Ltd.	422	6
Hillenbrand, Inc.	971	18
Nutraceutical International Corp.A	457	7
Orthofix International N.V.A	210	9
West Pharmaceutical Services, Inc.	402	18
Young Innovations, Inc.	214	8

		95

Health Care Providers & Services - 3.63%
Amsurg Corp.A	729	21
Assisted Living Concepts, Inc., Class A	341	3
Cantel Medical Corp.	271	7
Carriage Services, Inc.	257	2
Corvel Corp.A	280	12
Ensign Group, Inc.	646	19
Gentiva Health Services, Inc.	3,141	34
Metropolitan Health Networks, Inc.A	812	7
National Healthcare Corp.	461	21
Select Medical Holdings Corp.A	5,578	58
Stewart Enterprises, Inc., Class A	742	5
Team Health Holdings, Inc.A	904	26
Triple-S Management Corp., Class BA	709	14
US Physical Therapy, Inc.	268	7

		236

Pharmaceuticals - 0.46%
Acura Pharmaceuticals, Inc.A	604	1
China Biologic Products, Inc.A	746	7
Obagi Medical Products, Inc.A	260	3
Pozen, Inc.A	903	6
Synutra International, Inc.A	2,293	13

		30

Total Health Care		437

INDUSTRIALS - 19.21%
Aerospace & Defense - 2.43%
Alliant Techsystems, Inc.	821	40
Astronics Corp.	229	6
Cubic Corp.	638	32
Curtiss-Wright Corp.	708	21
LMI Aerospace, Inc.A	401	8
Moog, Inc., Class AA	1,225	46

	Shares	Fair Value
		(000’s)
Sparton Corp.	542	$5

		158

Air Freight & Couriers - 0.45%
Air Transport Services Group, Inc.A	3,321	16
UTi Worldwide, Inc.	969	13

		29

Airlines - 0.60%
Aircastle Ltd.	1,555	18
Hawaiian Holdings, Inc.A	2,904	17
Republic Airways Holdings, Inc.A	1,007	4

		39

Building Products - 0.29%
AAON, Inc.	175	3
Drew Industries, Inc.	287	8
Griffon Corp.	584	6
Patrick Industries, Inc.A	168	2

		19

Commercial Services & Supplies - 5.20%
Aceto Corp.	773	7
Bridgepoint Education, Inc.A	1,037	10
CDI Corp.	352	6
CRA International, Inc.A	292	5
CSG Systems International, Inc.A	1,170	25
Deluxe Corp.	1,229	34
Education Management Corp.A	4,067	12
Electro Rent Corp.	558	10
Ennis, Inc.	804	12
G&K Services, Inc., Class A	427	13
GP Strategies Corp.A	451	9
Hudson Global, Inc.A	540	3
Insperity, Inc.	304	7
Intersections, Inc.	414	5
Koppers Holdings, Inc.	315	10
Marlin Business Services Corp.	82	1
McGrath Rentcorp	687	17
Mine Safety Appliances Co	457	16
Monotype Imaging Holdings, Inc.	360	5
Multi-Color Corp.	570	12
National Research Corp.	138	7
Navigant Consulting, Inc.A	672	7
Providence Service Corp.A	428	5
Quad Graphics, Inc.	931	17
Schawk, Inc.	809	11
Standard Parking Corp.A	395	9
Team, Inc.	212	7
TeleTech Holdings, Inc.A	1,745	29
TRC Cos., Inc.A	828	6
United Stationers, Inc.	532	13
VSE Corp.	386	9

		339

Construction & Engineering - 0.77%
Michael Baker Corp.	292	7
Primoris Services Corp.	1,658	20
Tutor Perini Corp.	2,163	23

		50

Diversified Manufacturing - 0.09%
Myers Industries, Inc.	421	6

Electrical Equipment - 1.05%
Chase Corp.	295	5

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2012

	Shares	Fair Value
		(000’s)
Coleman Cable, Inc.	771	$7
Encore Wire Corp.	642	18
Franklin Electric Co. Inc.	193	10
Houston Wire & Cable Co.	510	6
Jinpan International Ltd.	1,225	7
Preformed Line Products Co.	228	13
Vicor Corp.	346	2

		68

Industrial Conglomerates - 1.63%
Furmanite Corp.A	579	3
ICF International, Inc.A	533	12
Lydall, Inc.A	171	2
Park-Ohio Holdings Corp.A	798	17
Raven Industries, Inc.	648	19
Standex International Corp.	363	16
Tredegar Corp.	446	7
Trimas Corp.A	538	12
US Ecology, Inc.	307	6
Viasystems Group, Inc.A	787	12

		106

Machinery - 2.79%
Alamo Group, Inc.	392	12
Altra Holdings, Inc.	349	6
American Railcar Industries, Inc.A	225	6
Ampco-Pittsburgh Corp.	383	6
Blount International, Inc.A	804	10
Cascade Corp.	202	10
Columbus McKinnon Corp.A	637	9
Commercial Vehicle Group, Inc.A	740	6
Dynamic Materials Corp.	140	2
Gorman-Rupp Co.	433	13
Hardinge, Inc.	553	5
Hollysys Automation Technologies Ltd.A	1,098	10
Hurco Cos., Inc.A	215	4
John Bean Technologies Corp.	449	7
L.B. Foster Co., Class A	318	10
Miller Industries, Inc.	237	4
NACCO Industries, Inc., Class A	352	38
RBC Bearings, Inc.A	185	9
Sun Hydraulics Corp.	585	15

		182

Marine - 2.31%
CAI International, Inc.A	1,029	20
Danaos Corp.A	2,951	11
Diana Shipping, Inc.A	1,573	10
Navios Maritime Holdings, Inc.	5,963	21
Safe Bulkers, Inc.	5,903	36
Ship Finance International Ltd.	2,746	45
StealthGas, Inc.A	1,068	7

		150

Road & Rail - 0.61%
Marten Transport Ltd.	546	10
Quality Distribution, Inc.A	868	8
Roadrunner Transportation Systems, Inc.A	306	5
Saia, Inc.A	171	4
TravelCenters of America LLCA	958	5
Universal Truckload Services, Inc.	535	8

		40

Trading Companies & Distributors - 0.68%
Textainer Group Holdings Ltd.	1,248	44

	Shares	Fair Value
		(000’s)
Transportation Infrastructure - 0.31%
Macquarie Infrastructure Co. LLCD	462	$20

Total Industrials		1,250

INFORMATION TECHNOLOGY - 7.62%
Communications Equipment - 0.80%
Black Box Corp.	691	18
CalAmp Corp.A	295	2
Globecomm Systems, Inc.A	252	3
Mitel Networks Corp.A	4,052	11
Symmetricom, Inc.A	1,064	7
Verint Systems, Inc.A	380	11

		52

Computers & Peripherals - 0.31%
Electronics for Imaging, Inc.A	475	7
Super Micro Computer, Inc.A	1,000	13

		20

Electronic Equipment & Instruments - 2.43%
Coherent, Inc.A	260	12
CTS Corp.	458	5
ePlus, Inc.A	290	10
Littelfuse, Inc.	247	13
Measurement Specialties, Inc.A	153	5
MTS Systems Corp.	474	24
Multi-Fineline Electronix, Inc.A	681	17
Newport Corp.A	730	9
Orbotech Ltd.	1,782	15
Park Electrochemical Corp.	232	6
Scansource, Inc.A	857	26
Sypris Solutions, Inc.	357	2
Tessco Technologies, Inc.	265	5
Zygo Corp.A	532	10

		159

Internet Software & Services - 0.40%
Perficient, Inc.A	674	7
United Online, Inc.	3,825	19

		26

IT Consulting & Services - 1.28%
Computer Task Group, Inc.A	439	7
Exponent, Inc.A	245	13
iGATE Corp.A	653	11
Lionbridge TechnologiesA	696	2
Sykes Enterprises, Inc.A	525	7
SYNNEX Corp.A	722	24
TechTarget, Inc.A	388	2
TNS, Inc.	381	6
Virtusa Corp.A	630	11

		83

Semiconductor Equipment & Products - 1.55%
Alpha & Omega Semiconductor Ltd.A	351	3
Brooks Automation, Inc.	764	6
GSI Group, Inc.A	862	8
Integrated Silicon Solution, Inc.A	1,530	15
IXYS Corp.A	1,187	12
Magnachip Semiconductor Corp.A	1,446	20
Microsemi Corp.	1,145	22
Nova Measuring Instruments Ltd.A	1,046	8
PDF Solutions, Inc.A	217	3
Rudolph Technologies, Inc.A	430	4

		101

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2012

	Shares	Fair Value
		(000’s)
Software - 0.85%
American Software, Inc., Class A	231	$2
Deltek, Inc.A	1,160	15
EPIQ Systems, Inc.	791	9
Magic Software Enterprises Ltd.	586	3
Net 1 UEPS Technologies, Inc.A	2,324	22
TeleNav, Inc.A	625	4

		55

Total Information Technology		496

MATERIALS - 6.56%
Chemicals - 4.04%
A Schulman, Inc.	854	21
China Green Agriculture, Inc.A	3,492	13
China XD Plastics Co. LtdA	4,518	20
FutureFuel Corp.	1,557	16
Gulf Resources, Inc.A	3,551	4
Hawkins, Inc.	224	9
Innospec, Inc.A	907	29
KMG Chemicals, Inc.	333	6
Landec Corp.A	281	3
NL Industries, Inc.	2,436	28
Omnova Solutions, Inc.A	1,499	12
Quaker Chemical Corp.	209	10
Sensient Technologies Corp.	651	23
Stepan Co.	317	30
Yongye International, Inc.A	8,482	35
Zep, Inc.	304	4

		263

Construction Materials - 0.12%
United States Lime & Minerals, Inc.A	181	8

Containers & Packaging - 0.26%
AEP Industries, Inc.A	51	3
KapStone Paper and Packaging Corp.A	732	14

		17

Metals & Mining - 1.83%
AMCOL International Corp.	406	12
China Gerui Advanced Materials Group Ltd.A	6,398	11
China Valves Technology, Inc.A,F	1,613	2
Gibraltar Industries, Inc.A	307	3
Great Northern Iron Ore Properties	47	3
Hallador Energy Co.	870	7
Metals USA Holdings Corp.A	1,773	24
MFC Industrial Ltd.	2,782	24
NN, Inc.A	336	3
Noranda Aluminum Holding Corp.	3,861	23
Olympic Steel, Inc.	423	7

		119

Paper & Forest Products - 0.31%
Mercer International, Inc.A	2,399	14
Neenah Paper, Inc.	206	6

		20

Total Materials		427

TELECOMMUNICATION SERVICES - 1.17%
Diversified Telecommunication Services - 0.74%
Atlantic Tele-Network, Inc.	346	13
Loral Space & Communications, Inc.	289	22
Premiere Global Services, Inc.A	643	6

	Shares	Fair Value
		(000’s)
Shenandoah Telecommunications Co.	486	$7

		48

Wireless Telecommunication Services - 0.43%
Iridium Communications, Inc.A	917	7
Pendrell Corp.A	6,827	8
USA Mobility, Inc.	1,153	13

		28

Total Telecommunication Services		76

UTILITIES - 1.23%
Electric Utilities - 0.49%
MGE Energy, Inc.	518	26
Pike Electric Corp.A	709	6

		32

Gas Utilities - 0.49%
Chesapeake Utilities Corp.	134	6
Enbridge Energy Management LLCA	423	13
Laclede Group, Inc.	312	13

		32

Water Utilities - 0.25%
Connecticut Water Service, Inc.	64	2
Middlesex Water Co.	289	5
SJW Corp.	362	9

		16

Total Utilities		80

Total Common Stock (Cost $6,151)		6,291

SHORT-TERM INVESTMENTS - 2.57% (Cost $167)
JPMorgan U.S. Government Money Market Fund, Capital Class	166,892	167

TOTAL INVESTMENTS - 99.25% (Cost $6,318)		$6,458
OTHER ASSETS, NET OF LIABILITIES - 0.75%		49

TOTAL NET ASSETS - 100.00%		$6,507

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	Limited Partnership.
C	Royalty Trust.
D	Limited Liability Company.
E	Business Development Company.
F

These securities are valued in good faith as determined under policies and procedures established by and under supervision of the Fund’s Board of Trustees. At August 31, 2012, the aggregate value of these securities was $12, which rounds to zero percent of total net assets.

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2012

Futures Contracts Open on August 31, 2012 ($000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Future	Long	2	September, 2012	$162	$6

				$162	$6

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2012

	Shares		Fair Value
			(000’s)
COMMON STOCKS - 1.47% (Cost $3,987)
FINANCIALS- 1.47%
Real Estate - 1.47%
Omega Healthcare Investors, Inc.A		185,000	$4,443

CONVERTIBLE PREFERRED STOCKS - 2.62% (Cost $8,048)
INDUSTRIALS- 2.62%
Airlines - 2.62%
Continental Airlines Finance Trust II, 6.00%, Due 11/15/2030		236,250	7,900

	Par AmountD
	(000’s)
CONVERTIBLE OBLIGATIONS - 5.23%
Industrials - 5.23%
Marine Harvest ASA, 4.50%, Due 2/23/2015	EUR	6,200	8,718
Pescanova S.A.,
5.125%, Due 4/20/2017	EUR	1,250	1,415
8.75%, Due 2/17/2019	EUR	4,500	5,660

Total Convertible Obligations (Cost $14,620)			15,793

CORPORATE OBLIGATIONS - 81.00%
Financials - 9.49%
Cirsa Funding Luxembourg S.A., 8.75%, Due 5/15/2018B	EUR	6,300	6,953
CoreLogic Inc, 7.25%, Due 6/1/2021		$4,700	5,029
Nuveen Investments, Inc., 10.50%, Due 11/15/2015		7,750	7,886
Omega Healthcare Investors, Inc., 5.875%, Due 3/15/2024A B		3,000	3,195
Ono Finance II plc, 11.125%, Due 7/15/2019B	EUR	5,500	5,569

			28,632

Industrials - 66.84%
ADS Tactical, Inc., 11.00%, Due 4/1/2018B		7,288	7,324
Alliance HealthCare Services, Inc., 8.00%, Due 12/1/2016		7,200	5,958
American Seafoods Group LLC, 10.75%, Due 5/15/2016B C		2,075	2,008
Avis Budget Car Rental LLC, 8.25%, Due 1/15/2019C		2,000	2,160
Calpine Corp., 7.875%, Due 1/15/2023B		5,500	6,215
Ceridian Corp., 11.25%, Due 11/15/2015		4,500	4,421
CityCenter Holdings LLC., 10.75%, Due 1/15/2017C		3,365	3,567
Ducommun, Inc., 9.75%, Due 7/15/2018		6,385	6,680
Eileme 2 AB, 11.75%, Due 1/31/2020B	EUR	4,900	6,687
Entravision Communications Corp., 8.75%, Due 8/1/2017		5,731	6,146
Forbes Energy Services Ltd., 9.00%, Due 6/15/2019		3,150	3,056
Goodman Networks, Inc., 12.375%, Due 7/1/2018B		5,300	5,565
Harmony Foods Corp., 10.00%, Due 5/1/2016B		3,085	3,193
HCA, Inc., 7.50%, Due 2/15/2022		7,200	8,010
IMS Health, Inc., 12.50%, Due 3/1/2018B		1,375	1,616
Kindred Healthcare, Inc., 8.25%, Due 6/1/2019		7,800	7,527
Live Nation Entertainment, Inc.,
8.125%, Due 5/15/2018B		500	535
7.00%, Due 9/1/2020B		6,000	6,128
Merge Healthcare, Inc., 11.75%, Due 5/1/2015		3,900	4,173
MGM Resorts International, 7.75%, Due 3/15/2022		6,000	6,045
Moto Finance plc, 10.25%, Due 3/15/2017B	GBP	4,350	6,165
Multiplan, Inc., 9.875%, Due 9/1/2018B		5,880	6,468
NESCO LLC., 11.75%, Due 4/15/2017B C		6,500	6,825
Nord Anglia Education UK Holdings plc, 10.25%, Due 4/1/2017B		2,250	2,402
North Atlantic Trading Co., 11.00%, Due 1/15/2017B		7,500	6,994
Obrascon Huarte Lain S.A.,
8.75%, Due 3/15/2018	EUR	2,100	2,684
7.625%, Due 3/15/2020	EUR	3,500	4,182
OTE plc, 4.625%, Due 5/20/2016	EUR	6,150	5,068

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2012

	Par Amount		Fair Value
	(000’s)		(000’s)
Quality Distribution LLC, 9.875%, Due 11/1/2018C		$3,450	$3,726
Sabre Holdings Corp., 8.35%, Due 3/15/2016		7,000	6,886
Saratoga Resources, Inc., 12.50%, Due 7/1/2016		5,515	5,446
Satmex Escrow SA de CV,
9.50%, Due 5/15/2017B		5,895	6,072
SPL Logistics Escrow LLC, 8.875%, Due 8/1/2020B C		5,000	5,150
Syncreon Global Ireland Ltd., 9.50%, Due 5/1/2018B		8,500	8,712
Tenet Healthcare Corp., 8.00%, Due 8/1/2020		6,230	6,604
Univision Communications, Inc.,
8.50%, Due 5/15/2021B		4,750	4,809
6.75%, Due 9/15/2022B		2,750	2,760
Western Areas NL, 6.40%, Due 7/2/2015	AUD	6,000	6,138
Wynn Las Vegas LLC, 5.375%, Due 3/15/2022B C		7,500	7,669

			201,774

Utilities - 4.67%
Energy Future Intermediate Holding Co. LLC, 10.00%, Due 12/1/2020C		5,650	6,342
NRG Energy, Inc.,
8.25%, Due 9/1/2020		5,700	6,142
7.875%, Due 5/15/2021		1,500	1,605

			14,089

Total Corporate Obligations (Cost $241,015)			244,495

SOVEREIGN OBLIGATIONS - 2.74% (Cost $8,234)
Mexican Bonos, 7.25%, Due 12/15/2016	MXN	100,000	8,258
U.S. AGENCY OBLIGATIONS - 2.98%
Federal National Mortgage Association,
1.375%, Due 11/15/2016		1,000	1,032
1.25%, Due 1/30/2017		7,750	7,963

Total U.S. Agency Obligations (Cost $8,860)			8,995

U.S. TREASURY OBLIGATIONS - 0.42% (Cost $1,255)
U.S. Treasury Note, 0.875%, Due 2/28/2017		1,250	1,270

	Shares
SHORT-TERM INVESTMENTS - 0.79% (Cost $2,383)
Other Investment Companies - 0.79%
JPMorgan U.S. Government Money Market Fund, Capital Class		2,382,770	2,383

TOTAL INVESTMENTS - 97.25% (Cost $288,402)			$293,537
OTHER ASSETS, NET OF LIABILITIES - 2.75%			8,289

TOTAL NET ASSETS - 100.00%			$301,826

Percentages are stated as a percent of net assets.

A	REIT - Real Estate Investment Trust.
B

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $113,097 or 37.47% of net assets. The Fund has no right to demand registration of these securities.

C	Limited Liability Company.
D	In U.S. Dollars unless otherwise noted.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2012

Futures Contracts Open on August 31, 2012 (000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Euro Currency Future	Short	303	September, 2012	$47,654	$(378)
GBP Currency Future	Short	41	September, 2012	4,070	(100)
AUD Currency Future	Short	60	September, 2012	6,187	95

				$57,911	$(383)

OTC swap agreements outstanding on August 31, 2012:

Credit Default Swaps on Corporate Issues - Sell Protection (1) (000’s):

Index/Obligation	Counterparty	Fixed Rate	Maturity Date	Implied Credit Spread at 8/31/2012(2)	Notional Amount (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Delta Airlines	GLM	5.000%	12/20/2016	8.0090%	$1,000,000	$(185)	$81	$(104)
Delta Airlines	GLM	5.000%	3/20/2017	8.0465%	1,000,000	(106)	(4)	(110)
Delta Airlines	GLM	5.000%	3/20/2017	8.0465%	1,000,000	(127)	17	(110)
Delta Airlines	JPM	5.000%	6/20/2017	8.2923%	2,000,000	(225)	(5)	(230)
Delta Airlines	FBF	5.000%	6/20/2017	8.2923%	2,000,000	(234)	4	(230)
Delta Airlines	GLM	5.000%	6/20/2017	8.2923%	1,000,000	(131)	16	(115)
Delta Airlines	JPM	5.000%	9/20/2017	8.1118%	2,000,000	(238)	(3)	(241)

						$(1,246)	$106	$(1,140)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Glossary:

Counterpary Abbreviations:

FBF	Credit Suisse
GLM	Goldman Sachs Bank USA
JPM	JP Morgan Chase Bank, N.A.

Currency Abbreviations:

AUD	Australian Dollar
EUR	Euro
GBP	British Pound
MXN	Mexican Peso

Exchange Abbreviations:

OTC	Over-the-Counter

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2012 (in thousands, except share and per share amounts)

	The London Company Income Equity Fund	Zebra Large Cap Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Assets:
Investments in unaffiliated securities, at fair value A	$13,525	$13,625	$6,458	$293,537
Foreign currency, at fair value B	—	—	—	846
Deposit with brokers for derivative contracts	21	25	12	1,522
Receivable for investments sold	411	—	—	591
Dividends and interest receivable	25	37	7	6,119
Receivable for fund shares sold	311	7	4	1,352
Receivable for tax reclaims	—	—	—	84
Receivable for expense reimbursement (Note 2)	63	66	60	26
Unrealized appreciation from swap agreements	—	—	—	118
Receivable for variation margin on open futures contracts	2	3	1	—
Prepaid expenses	59	31	30	31
Other assets	—	—	—	1

Total assets	14,417	13,794	6,572	304,227

Liabilities:
Payable for investments purchased	503	—	—	—
Swap premium received	—	—	—	1,246
Payable for fund shares redeemed	—	4	26	150
Payable for variation margin from open futures contracts	—	—	—	382
Dividends payable	—	—	—	287
Management and investment advisory fees payable (Note 2)	7	9	7	116
Administrative service and service fees payable (Note 2)	3	9	4	157
Professional fees payable	21	29	27	37
Trustee fees payable	—	1	1	—
Payable for prospectus and shareholder reports	1	—	—	4
Unrealized depreciation from swap agreements	—	—	—	12
Other liabilities	6	6	—	10

Total liabilities	541	58	65	2,401

Net Assets	$13,876	$13,736	$6,507	$301,826

Analysis of Net Assets:
Paid-in-capital	$13,650	$12,794	$6,123	$295,926
Undistributed net investment income (loss)	18	133	65	(64)
Accumulated net realized gain	22	92	174	1,090
Unrealized appreciation of investments, foreign currency contracts,futures contracts, and swap agreements	186	717	145	4,874

Net assets	$13,876	$13,736	$6,507	$301,826

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	984,930	71,578	74,471	6,320,418

Y Class	52,488	22,494	94,227	1,928,058

Investor Class	197,815	170,814	134,293	15,196,597

Retirement Class	N/A	102	103	N/A

A Class	61,740	786,449	179,147	4,316,056

C Class	26,206	35,701	41,238	2,684,226

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2012 (in thousands, except share and per share amounts)

	The London Company Income Equity Fund	Zebra Large Cap Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Net asset value, offering and redemption price per share:
Institutional Class	$10.49	$12.57	$12.40	$9.93

Y Class	$10.49	$12.68	$12.46	$9.92

Investor Class	$10.48	$12.64	$12.44	$9.90

Retirement Class	N/A	$12.59	$12.38	N/A

A Class (net asset value and redemption price)	$10.47	$12.65	$12.46	$9.92

A Class (offering price)	$11.11	$13.42	$13.22	$10.41

C Class	$10.46	$12.52	$12.28	$9.94

Net Assets (not in thousands):
Institutional Class	$10,330,902	$899,557	$923,572	$62,790,153

Y Class	550,601	285,283	1,173,851	19,129,077

Investor Class	2,073,316	2,158,604	1,670,426	150,395,958

Retirement Class	N/A	1,281	1,270	N/A

A Class	646,710	9,944,919	2,231,680	42,832,447

C Class	274,067	446,794	506,602	26,678,852

A Cost of investments in unaffiliated securities	$13,339	$12,909	$6,318	$288,402
B Cost of foreign currency	$—	$—	$—	$843

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended August 31, 2012 (in thousands)

	The London Company Income Equity FundB	Zebra Large Cap Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$55	$379	$172	$464
Interest income	—	—	—	10,693

Total investment income	55	379	172	11,157

Expenses:
Management and investment advisory fees (Note 2)	7	59	40	617
Administrative service fees (Note 2):
Institutional Class	4	6	4	115
Y Class	—	2	2	17
Investor Class	—	10	6	172
A Class	—	36	9	73
C Class	—	2	2	37
Transfer agent fees:
Institutional Class	2	—	—	3
Y Class	2	—	—	2
Investor Class	2	5	2	16
A Class	2	6	2	7
C Class	2	—	—	4
Custody and fund accounting fees	—	1	1	10
Professional fees	89	34	32	86
Registration fees and expenses	17	116	114	93
Service fees (Note 2):
Y Class	—	1	1	5
Investor Class	—	11	7	143
A Class	—	14	4	28
C Class	—	1	1	14
Distribution fees (Note 2):
A Class	—	23	6	46
C Class	—	5	5	93
Prospectus and shareholder report expenses	1	13	7	24
Trustee fees	—	1	1	7
Other expenses	4	5	5	5

Total expenses	132	351	251	1,617

Net fees waived and expenses reimbursed (Note 2)	(118)	(167)	(156)	(156)

Net expenses	14	184	95	1,461

Net investment income	41	195	77	9,696

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	4	23	79	(263)
Foreign currency transactions	—	—	—	(225)
Futures contracts and swap agreements	18	73	59	1,609
Change in net unrealized appreciation or (depreciation) of:
Investments	186	1,299	530	7,250
Foreign currency contracts	—	—	—	(1,114)
Futures contracts and swap agreements	—	(3)	(8)	(277)

Net gain from investments	208	1,392	660	6,980

Net increase in net assets resulting from operations	$249	$1,587	$737	$16,676

A Foreign taxes	$—	$8	$—	$—
B The London Company Income Equity Fund commenced operations on May 29, 2012 (inception date).

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	The London Company Income Equity Fund	Zebra Large Cap Equity Fund		Zebra Small Cap Equity Fund
	From May 29 to August 31, 2012	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$41	$195	$77	$77	$33
Net realized gain (loss) from investments, foreign currency transactions, futures contracts, and swap agreements	22	96	29	138	172
Change in net unrealized appreciation or (depreciation) of investments, foreign currency contracts, futures contracts, and swap agreements	186	1,296	(583)	522	(335)

Net increase (decrease) in net assets resulting from operations	249	1,587	(477)	737	(130)

Distributions to Shareholders:
Net investment income:
Institutional Class	(20)	(19)	(7)	—	(6)
Y Class	(1)	(9)	(2)	—	(1)
Investor Class	(1)	(33)	(5)	(1)	(4)
A Class	(1)	(56)	(2)	(1)	(1)
C Class	—	(1)	—	—	—
Net realized gain from investments:
Institutional Class	—	—	(4)	(26)	(3)
Y Class	—	—	(5)	(13)	(2)
Investor Class	—	—	(11)	(46)	(6)
A Class	—	—	(9)	(52)	(3)
C Class	—	—	(1)	(11)	(1)
Tax basis return of capital:
Institutional Class	—	—	—	—	—
Y Class	—	—	—	—	—
Investor Class	—	—	—	—	—
A Class	—	—	—	—	—
C Class	—	—	—	—	—

Net distributions to shareholders	(23)	(118)	(46)	(150)	(27)

Capital Share Transactions:
Proceeds from sales of shares	8,630	4,132	16,750	2,738	8,789
Reinvestment of dividends and distributions	23	85	41	143	26
Cost of shares redeemed	(3)	(6,461)	(2,962)	(3,610)	(2,995)
Redemption fees	—	—	—	—	—

Net increase (decrease) in net assets from capital share transactions	8,650	(2,244)	13,829	(729)	5,820

Net increase (decrease) in net assets	8,876	(775)	13,306	(142)	5,663

Net Assets:
Beginning of period	5,000	14,511	1,205	6,649	986

End of Period *	$13,876	$13,736	$14,511	$6,507	$6,649

* Includes undistributed net investment income (loss) of	$18	$133	$64	$65	$18

See accompanying notes

American Beacon Funds

Statements of Changes in Net Assets (in thousands)

SiM High Yield Opportunities Fund
Year Ended August 31, 2012	From Feb. 14 to August 31, 2011
$9,696	$479
1,121	(99)
5,859	(985)

16,676	(605)

(2,703)	(336)
(454)	(4)
(4,489)	(53)
(1,415)	(55)
(639)	(22)
—	—
—	—
—	—
—	—
—	—
—	(6)
—	—
—	(1)
—	—
(1)

(9,700)	(478)

283,954	22,181
7,956	384
(18,425)	(4,201)
83	1

273,568	18,365

280,544	17,282

21,282	4,000

$301,826	$21,282

$(64)	$4

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of 24 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon The London Company Income Equity Fund, the American Beacon Zebra Large Cap Equity Fund, the American Beacon Zebra Small Cap Equity Fund, and the American Beacon SiM High Yield Opportunities Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

May 29, 2012 is the inception date for all classes of The London Company Income Equity Fund.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $ 250,000
Y Class	Investors making an initial investment of $ 100,000
Investor Class	Individual investors investing directly or through an intermediary
Retirement Class	Investors investing through retirement plans
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim period March 1, 2012 to August 31, 2012.

Management has evaluated the implications of these changes and determined that the impact of the new guidance will only affect the disclosure requirements related to the financial statements. However, as the Funds did not hold any Level 3 investments as of August 31, 2012, the financial statement disclosures were not affected.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Funds are managed by investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities for the Funds. Management fees paid by the Funds during the year ended August 31, 2012 were as follows (dollars in thousands):

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
The London Company Income Equity	0.40%	$7	$6	$1
Zebra Large Cap Equity	0.38%	59	51	8
Zebra Small Cap Equity	0.57%	40	37	3
SiM High Yield Opportunities	0.50%	617	555	62

Of these amounts $7,015, $8,888, $7,098, and $115,598 was payable to the Manager for The London Company Income Equity, Zebra Large Cap Equity, Zebra Small Cap Equity, and SiM High Yield Opportunities Funds, respectively, at August 31, 2012.

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, and Retirement Classes of the Funds and 0.40% of the average daily net assets of the A and C Classes of the Funds. Expenses for Retirement Classes for the year ended August 31, 2012 were less than $500.

Distribution Plans

The Funds, except for the Retirement, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisor hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of the Funds’ shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Retirement, A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Classes, 0.50% of the average daily net assets of the Retirement Classes, and 1.00% of the average daily net assets of the C Classes of each Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. Expenses for the Retirement Classes for the year ended August 31, 2012 were less than $500.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Retirement, A, and C Classes. As compensation for performing the

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Retirement Class, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Expenses for the Retirement Classes for the year ended August 31, 2012 were less than $500.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended August 31, 2012, the Zebra Large Cap Equity Fund borrowed from the American Beacon Short-Term Bond Fund on average $579,397 for 5 days at an average equity rate of 0.79% with interest charges of $63, the Zebra Small Cap Equity Fund borrowed from the American Beacon Short-Term Bond Fund on average $80,270 for 7 days at an average rate of 0.77% with interest charges of $9, and the SiM High Yield Opportunities Fund borrowed from the Short-Term Bond Fund on average $657,891 for 6 days at an average rate of 0.74% with interest charges of $80.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense cap. For the period ended August 31, 2012, the Manager waived or reimbursed expenses as follows:

Fund	Class	Expense Cap	Waived or Reimbursed Expenses	Expiration
The London Company Income Equity	Institutional	0.79%	$94,470	2015
The London Company Income Equity	Y	0.89%	5,298	2015
The London Company Income Equity	Investor	1.17%	8,794	2015
The London Company Income Equity	A	1.29%	5,411	2015
The London Company Income Equity	C	2.04%	3,632	2015
Zebra Large Cap Equity	Institutional	0.79%	18,505	2015
Zebra Large Cap Equity	Y	0.89%	7,144	2015
Zebra Large Cap Equity	Investor	1.17%	34,485	2015
Zebra Large Cap Equity	Retirement	1.54%	94	2015
Zebra Large Cap Equity	A	1.29%	100,866	2015
Zebra Large Cap Equity	C	2.04%	5,447	2015
Zebra Small Cap Equity	Institutional	0.99%	28,295	2015
Zebra Small Cap Equity	Y	1.09%	18,731	2015
Zebra Small Cap Equity	Investor	1.37%	45,094	2015
Zebra Small Cap Equity	Retirement	1.74%	249	2015
Zebra Small Cap Equity	A	1.49%	52,518	2015
Zebra Small Cap Equity	C	2.24%	10,745	2015
SiM High Yield Opportunities	Institutional	0.84%	73,435	2015
SiM High Yield Opportunities	Y	0.94%	8,348	2015
SiM High Yield Opportunities	Investor	1.22%	23,919	2015
SiM High Yield Opportunities	A	1.34%	34,420	2015
SiM High Yield Opportunities	C	2.09%	15,604	2015

Of these amounts $62,591, $66,428, $59,548, and $26,248 was receivable from the Manager for The London Company Income Equity, Zebra Large Cap Equity, Zebra Small Cap Equity, and SiM High Yield Opportunities Funds, respectively, at August 31, 2012. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses listed above will expire in 2015. The carryover of excess expenses potentially reimbursable to the Manager but not recorded as a liability for the Zebra Large Cap Equity, and the Zebra Small Cap Equity Funds, expiring in 2013 are $45,286 and $45,137, respectively. The carryover of excess expenses potentially reimbursable to the Manager but not recorded as a liability for the Zebra Large Cap Equity, the Zebra Small Cap Equity, and the SiM High Yield Opportunities Funds

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

expiring in 2014 are $93,890, $100,737, and $126,463, respectively. The London Company Income Equity Fund did not have carryover expenses from the prior year since its inception was during the current fiscal year. The Funds have not recorded a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended August 31, 2012, Foreside has collected $924, $1,469, $1,601, and $94,399 for The London Company Income Equity, Zebra Large Cap Equity, Zebra Small Cap Equity, and SiM High Yield Opportunities Funds, respectively from the sale of Class A Shares.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended August 31, 2012 the following CDSC fees were collected, $326, $2, and $3,192 for the Zebra Large Cap Equity, Zebra Small Cap Equity, and SiM High Yield Opportunities Funds, respectively.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If a Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Funds use outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs

Various inputs may be used to determine the value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued

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Notes to Financial Statements

August 31, 2012

using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the Net Asset Values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds which are redeemable within 90 days of the measurement date, will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. As of August 31, 2012, there were no transfers into or out of any level. As of August 31, 2012, the investments were classified as described below (in thousands):

The London Company Income Equity	Level 1	Level 2	Level 3	Total
Preferred Stock	$530	$—	$—	$530
Common Stock	12,454	—	—	12,454
Short-Term Investments - Money Markets	541	—	—	541

Total Investments in Securities	$13,525	$—	$—	$13,525

Futures Contracts*	0	—	—	0

* Amount between ($500) and $0.

Zebra Large Cap Equity	Level 1	Level 2	Level 3	Total
Common Stock	$13,113	$—	$—	$13,113
Short-Term Investments - Money Markets	512	—	—	512

Total Investments in Securities	$13,625	$—	$—	$13,625

Futures Contracts	1			1

Zebra Small Cap Equity	Level 1	Level 2	Level 3	Total
Common Stock	$6,291	$—	$—	$6,291
Short-Term Investments - Money Markets	167	—	—	167

Total Investments in Securities	$6,458	$—	$—	$6,458

Futures Contracts	6			6

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

SiM High Yield Opportunites	Level 1	Level 2	Level 3	Total
Common Stocks	$4,443	$—	$—	$4,443
Convertible Preferred Stock	—	7,900	—	7,900
Convertible Obligations	—	15,793	—	15,793
Corporate Obligations	—	244,495	—	244,495
Sovereign Obligations	—	8,258	—	8,258
U.S. Agency Obligations	—	8,995	—	8,995
U.S. Treasury Obligations	—	1,270	—	1,270
Short-Term Investments - Money Markets	2,383	—	—	2,383

Total Investments in Securities	$6,826	$286,711	$—	$293,537

	Level 1	Level 2	Level 3	Total
Financial derivative instruments-assets*
Swap agreements	$—	$118	$—	$118
Futures contracts	95	—	—	95

	$95	$118	$—	$213

	Level 1	Level 2	Level 3	Total
Financial derivative instruments-liabilities*
Swap agreements	$—	$(12)	$—	$(12)
Futures contracts	(478)	—	—	(478)

	$(478)	$(12)	$—	$(490)

*	Financial derivative instruments may include open futures contracts, swaps agreements, written swaptions, and foreign currency contracts.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Dividends to Shareholders

Dividends from net investment income of the Zebra Large Cap Equity and Zebra Small Cap Equity Funds normally will be declared and paid at least annually. Dividends from net investment income for The London Company Income Equity Fund will be declared and paid monthly. Dividends for the SiM High Yield Opportunities Fund will be declared daily, payable monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

Commission Recapture

The Funds, except for the SiM High Yield Opportunities Fund, have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable. For the year ended August 31, 2012 the Funds did not have commission recapture income.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Redemption Fees

The SiM High Yield Opportunities Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund prorata based on their respective net assets.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and other Investments

Repurchase Agreements

Under the terms of a repurchase agreement, securities are acquired by a Fund from a securities dealer or a bank that are subject to resale at a later date. The agreement is backed by collateral in the form of securities and/or cash held by an eligible custody bank. All collateral is valued at cost, which approximates market value, and is monitored daily by the investment advisor to make the determination that the collateral’s value exceeds the carrying value of the repurchase agreement plus accrued interest.

Inflation-Indexed Bonds

The SiM High Yield Opportunities Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Payment In-Kind Securities

The SiM High Yield Opportunities Fund may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a prorata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statements of Assets and Liabilities.

Restricted Securities

The SiM High Yield Opportunities Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the year ended August 31, 2012 are disclosed in the Notes to the Schedules of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

5. Financial Derivative Instruments

Swap Agreements

The SiM High Yield Opportunities Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange payments based on changes in the value of a specified index, rate or other instrument returns at specified, future intervals. A Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure up to the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

of August 31, 2012 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

The London Company Income Equity

Values of Derivative Instruments not accounted for as hedging instruments as of August 31, 2012(3)

Statement of Assets and Liabilities	Derivatives		Fair Value
Unrealized depreciation of investments, foreign currency contracts, and futures contracts(2)	Equity Contracts	*	$0	*

Effect of derivative instruments not accounted for as hedging instruments during the year ended August 31, 2012

Statement of Operations	Derivatives	Balance
Net realized gain (loss) from foreign currency transactions, futures contracts, and swap agreements	Equity Contracts	$18
Change in net unrealized appreciation or (depreciation) of foreign currency contracts, futures contracts, and swap agreements	Equity Contracts	0	*

*	Amount between ($500) and $0.

Zebra Large Cap Equity

Values of Derivative Instruments not accounted for as hedging instruments as of August 31, 2012(3)

Statement of Assets and Liabilities	Derivatives	Fair Value
Unrealized depreciation of investments, foreign currency contracts, and futures contracts(2)	Equity Contracts	$1

Effect of derivative instruments not accounted for as hedging instruments during the year ended August 31, 2012

Statement of Operations	Derivatives	Balance
Net realized gain (loss) from foreign currency transactions, futures contracts, and swap agreements	Equity Contracts	$73
Change in net unrealized appreciation or (depreciation) of foreign currency contracts, futures contracts, and swap agreements	Equity Contracts	(3)

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

Zebra Small Cap Equity

Values of Derivative Instruments not accounted for as hedging instruments as of August 31, 2012(3)

Statement of Assets and Liabilities	Derivatives	Fair Value
Unrealized depreciation of investments, foreign currency contracts, and futures contracts(2)	Equity Contracts	$6

Effect of derivative instruments not accounted for as hedging instruments during the year ended August 31, 2012

Statement of Operations	Derivatives	Balance
Net realized gain (loss) from foreign currency transactions, futures contracts, and swap agreements	Equity Contracts	$59
Change in net unrealized appreciation or (depreciation) of foreign currency contracts, futures contracts, and swap agreements	Equity Contracts	(8)

SiM High Yield Opportunities

The following is a summary of the fair valuations of the derivative instruments held by the Fund categorized by risk exposure(1)(3):

Fair values of financial instruments on the Statement of Assets and Liabilities as of August 31, 2012 (in thousands):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Assets:
Unrealized appreciation of investments, foreign currency contracts, and futures contracts (2)	$—	$95	$—	$—	$95
Unrealized appreciation of swap agreements	118	—	—	—	118

	$118	$95	$—	$—	$213

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Liabilities:
Unrealized depreciation of investments, foreign currency contracts, and futures contracts	$—	$—	$—	$(478)	$(478)
Unrealized depreciation of swap agreements	(12)	—	—	—	(12)

	$(12)	$—	$—	$(478)	$(490)

The effect of financial derivative instruments on the Statement of Operations for the period ended August 31, 2012 (in thousands):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Equity contracts	Total
Realized gain (loss) on derivatives recognized as a result from operations:
Net realized gain (loss) from futures contracts, foreign currency contracts, and swap agreements	$—	$—	$1,609	$1,609

Net change in unrealized appreciation (depreciation) on derivatives recognized as a result from operations:
Change in net unrealized appreciation or (depreciation) of futures contracts, foreign currency contracts, and swap agreements	$—	$—	$(384)	$(384)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation or (depreciation) as reported in the Notes to the Schedule of Investments.
(3)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

Market Risks

A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks

A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedules of Investments.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. The tax years for the periods ended August 31, 2010, 2011 and 2012 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognized interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows (in thousands):

	The London Company Income Equity	Zebra Large Cap Equity
	Period Ended August 31, 2012	Year Ended August 31, 2012	Year Ended August 31, 2011
Distributions paid from:
Ordinary income*
Institutional Class	$20	$17	$11
Y Class	1	8	7
Investor Class	1	30	16
Retirement Class	—	—	—
A Class	1	51	11
C Class	—	1	1
Long-term Capital Gains
Institutional Class	—	2	—
Y Class	—	1	—
Investor Class	—	3	—
Retirement Class	—	—	—
A Class	—	5	—
C Class	—	—	—

Total distributions paid	$23	$118	$46

	Zebra Small Cap Equity		SiM High Yield Opportunities
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Period Ended August 31, 2011
Distributions paid from:
Ordinary income*
Institutional Class	$4	$9	$2,697	$336
Y Class	2	3	453	4
Investor Class	8	10	4,479	53
Retirement Class	—	—	—	—
A Class	9	4	1,412	55
C Class	2	1	638	22
Long-term Capital Gains
Institutional Class	22	—	6	—
Y Class	11	—	1	—
Investor Class	39	—	10	—
Retirement Class	—	—	—	—
A Class	44	—	3	—
C Class	9	—	1	—
Tax Basis Return of Capital
Institutional Class	—	—	—	6
Y Class	—	—	—	—
Investor Class	—	—	—	1
Retirement Class	—	—	—	—
A Class	—	—	—	—
C Class	—	—	—	1

Total distributions paid	$150	$27	$9,700	$478

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

As of August 31, 2012, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	The London Company Income Equity	Zebra Large Cap Equity	Zebra Small Cap Equity	SiM High Yield Opportunites
Cost basis of investments for federal income tax purposes	$13,339	$12,930	$6,393	$288,367
Unrealized appreciation	267	1,116	507	7,494
Unrealized depreciation	(81)	(421)	(442)	(2,324)

Net unrealized appreciation or (depreciation)	186	695	65	5,170

Undistributed ordinary income	29	109	121	—
Undistributed long-term gain or (loss)	11	138	126	714
Other temporary differences	—	—	72	16

Distributable earnings or (deficits)	$226	$942	$384	$5,900

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains or(losses) on certain derivative instruments and the reclassification of income from real estate investment securities, royalty trusts, and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses and realized gains or (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, paydown reclasses, reclassifications of income from real estate investment securities, publicly traded partnerships, and royalty trusts, and dividend reclasses that have been reclassified as of August 31, 2012 (in thousands):

	The London Company Income Equity	Zebra Large Cap Equity	Zebra Small Cap Equity	SiM High Yield Opportunities
Paid-in-capital	$—	$13	$9	$—
Undistributed net investment income	—	(8)	(28)	(63)
Accumulated net realized gain (loss)	—	(5)	19	63
Unrealized appreciation or (depreciation) of investments, foreigncurrency contracts, futures contracts, and swap agreements	—	—	—	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

As of August 31, 2012, the Funds did not have capital loss carryforwards and the SiM High Yield Opportunities Fund utilized $94,259 of capital loss carryforward from prior years.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the period ended August 31, 2012 were (in thousands):

	Purchases	Sales
The London Company Income Equity	$13,206	$411
Zebra Large Cap Equity	9,366	10,899
Zebra Small Cap Equity	6,730	7,152
SiM High Yield Opportunities	317,484	52,323

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the year ended August 31, 2012

	Institutional Class		Y Class		Investor Class
The London Company Income Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	523	$5,500	42	$442	188	$1,974
Reinvestment of dividends	2	20	—	1	—	1
Shares redeemed	—	(3)	—	—	—	—

Net increase in shares outstanding	525	$5,517	42	$443	188	$1,975

	A Class		C Class
The London Company Income Equity	Shares	Amount	Shares	Amount
Shares sold	52	$544	16	$170
Reinvestment of dividends	—	1	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	52	$545	16	$170

	Institutional Class		Y Class		Investor Class
Zebra Large Cap Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	32	$367	18	$218	60	$715
Reinvestment of dividends	2	19	1	8	2	27
Shares redeemed	(117)	(1,419)	(63)	(774)	(252)	(3,093)

Net (decrease) in shares outstanding	(83)	$(1,033)	(44)	$(548)	(190)	$(2,351)

	Retirement Class		A Class		C Class
Zebra Large Cap Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	235	$2,748	7	$84
Reinvestment of dividends	—	—	3	30	—	1
Shares redeemed	—	—	(90)	(1,057)	(9)	(118)

Net increase (decrease) in sharesoutstanding	—	$—	148	$1,721	(2)	$(33)

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

	Institutional Class		Y Class		Investor Class
Zebra Small Cap Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	69	$838	82	$981	32	$380
Reinvestment of dividends	3	31	1	17	4	44
Shares redeemed	(115)	(1,375)	(11)	(139)	(97)	(1,132)

Net increase (decrease) in shares outstanding	(43)	$(506)	72	$859	(61)	$(708)

	Retirement Class		A Class		C Class
Zebra Small Cap Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	40	$458	7	$81
Reinvestment of dividends	—	—	4	42	1	9
Shares redeemed	—	—	(81)	(924)	(3)	(40)

Net increase (decrease) in shares outstanding	—	$—	(37)	$(424)	5	$50

	Institutional Class		Y Class		Investor Class
SiM High Yield Opportunities	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,528	$53,914	1,911	$18,513	15,330	$148,359
Reinvestment of dividends	265	2,575	45	444	389	3,777
Shares redeemed	(518)	(5,021)*	(68)	(653)*	(1,044)	(9,920)*

Net increase in shares outstanding	5,275	$51,468	1,888	$18,304	14,675	$142,216

	A Class		C Class
SiM High Yield Opportunities	Shares	Amount	Shares	Amount
Shares sold	3,957	$38,326	2,557	$24,842
Reinvestment of dividends	80	771	40	389
Shares redeemed	(245)	(2,330)*	(44)	(418)*

Net increase in shares outstanding	3,792	$36,767	2,553	$24,813

For the Year ended August 31, 2011

	Institutional Class		Y Class		Investor Class
Zebra Large Cap Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	250	$3,094	63	$720	374	$4,438
Reinvestment of dividends	1	11	—	7	1	16
Shares redeemed	(196)	(2,321)	(5)	(65)	(25)	(292)

Net increase in shares outstanding	55	$784	58	$662	350	$4,162

	Retirement Class		A Class		C Class
Zebra Large Cap Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	—	$—	662	$8,036	38	$462
Reinvestment of dividends	—	—	1	7	—	—
Shares redeemed	—	—	(24)	(283)	—	(1)

Net increase in shares outstanding	—	$—	639	$7,760	38	$461

	Institutional Class		Y Class		Investor Class
Zebra Small Cap Equity	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	169	$2,082	85	$1,016	208	$2,408
Reinvestment of dividends	1	8	—	3	1	10
Shares redeemed	(152)	(1,799)	(63)	(759)	(16)	(191)

Net increase (decrease) in shares outstanding	18	$291	22	$260	193	$2,227

American Beacon FundsSM

Notes to Financial Statements

August 31, 2012

	Retirement Class			A Class			C Class
Zebra Small Cap Equity Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	—	$—		227	$2,726		47	$557
Reinvestment of dividends	—	—		—	4		—	1
Shares redeemed	—	—		(11)	(134)		(10)	(112)

Net increase (decrease) in shares outstanding	—	$—		216	$2,596		37	$446

	Institutional Class			Y Class			Investor Class
SiM High Yield Opportunities	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	1,426	$10,234		40	$385		522	$5,116
Reinvestment of dividends	31	301		—	4		4	34
Shares redeemed	(412)	(4,108	)*	—	(1	)*	(4)	(40	)*

Net increase in shares outstanding	1,045	$6,427		40	$388		522	$5,110

	A Class			C Class
SiM High Yield Opportunities	Shares	Amount		Shares	Amount
Shares sold	526	$5,160		130	$1,286
Reinvestment of dividends	3	27		2	18
Shares redeemed	(5)	(50	)*	—	(1	)*

Net increase in shares outstanding	524	$5,137		132	$1,303

*	Net of Redemption Fees

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class	Y Class	Investor Class	A Class	C Class
	May 29 to August 31, 2012	May 29 to August 31, 2012	May 29 to August 31, 2012	May 29 to August 31, 2012	May 29 to August 31, 2012
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00

Income from investment operations:
Net investment income	0.06	0.05	0.05	0.05	0.04
Net gains on securities (both realized and unrealized)	0.47	0.48	0.47	0.46	0.46

Total income from investment operations	0.53	0.53	0.52	0.51	0.50

Less distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.04)	(0.04)	(0.04)
Distributions from net realized gains on securities	—	—	—	—	—

Total distributions	(0.04)	(0.04)	(0.04)	(0.04)	(0 .04)

Net asset value, end of period	$10.49	$10.49	$10.48	$10.47	$10.46

Total return A,B, E	5.31%	5.31%	5.21%	5.11%	5.01%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$10,331	$551	$2,073	$647	$274
Ratios to average net assets (annualized):
Expenses, before reimbursements C	7.28%	10.59%	10.14%	11.94%	13.83%
Expenses, net of reimbursements C	0.79%	0.89%	1.17%	1.29%	2.04%
Net investment(loss), before reimbursements C	(3.99)%	(7.30)%	(6.99)%	(8.87)%	(10.65)%
Net investment income, net of reimbursements C	2.50%	2.40%	1.99%	1.78%	1.14%
Portfolio turnover rate D	6%	6%	6%	6%	6%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Annualized.
D	Portfolio turnover rate is for the period from May 29 through August 31, 2012.
E	Not annualized.

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American Beacon Zebra Large Cap Equity Fund

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class				Y Class
	Year Ended August 31,		June 1 to August 31, 2010		Year Ended August 31,		June 1 to August 31, 2010
	2012	2011			2012	2011
Net asset value, beginning of period	$11.46	$10.10	$10.00		$11.58	$10.10	$10.00

Income from investment operations:
Net investment income	0.39	0.23	0.05		0.38	0.13	0.02	A
Net gains from securities (both realized and unrealized)	0.84	1.41	0.05		0.84	1.51	0.08

Total income from investment operations	1.23	1.64	0.10		1.22	1.64	0.10

Less distributions:
Dividends from net investment income	(0.12)	(0.17)	—		(0.12)	(0.05)	—
Distributions from net realized gains on securities	—	(0.11)	—		—	(0 .11)	—
Return of capital	—	—	—		—	—	—

Total distributions	(0.12)	(0.28)	—		(0.12)	(0.16)	—

Net asset value, end of period	$12.57	$11.46	$10.10		$12.68	$11.58	$10.10

Total return B	10.85%	16.19%	1.00	%C	10.68%	16.18%	1.00	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$899	$1,776	$1,005		$285	$768	$84
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.84%	2.38%	6.33	%D	1.91%	2.57%	6.00	%D
Expenses, net of reimbursements	0.79%	0.77%	0.79	%D	0.89%	0.86%	0.89	%D
Net investment income (loss), before reimbursements	0.62%	(0.16)%	(3.63	)%D	0.53%	(0.42)%	(3.24	)%D
Net investment income, net of reimbursements	1.67%	1.45%	1.91	%D	1.54%	1.29%	1.87	%D
Portfolio turnover rate	66%	24%	0	%C,E	66%	24%	0	%C,E

A	Based on average shares outstanding.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.

American Beacon Zebra Large Cap Equity Fund

Financial Highlights

(For a share outstanding throughout the period)

Investor Class				Retirement Class					A Class				C Class
Year Ended August 31,		June 1 to August 31, 2010		Year Ended August 31,			June 1 to August 31, 2010		Year Ended August 31,		June 1 to August 31, 2010		Year Ended August 31,
2012	2011			2012	2011				2012	2011			2012	2011
$11.53	$10.08	$10.00		$11.49	$10.08		$10.00		$11.54	$10.08	$10.00		$11.46	$10.32

0.18	0.09	0.03	A	0.12	0.09		0.03		0.14	0.03	0.03		0.06	0.02
1.02	1.51	0.05		1.03	1.48		0.05		1.04	1.56	0.05		1.03	1.25

1.20	1.60	0.08		1.15	1.57		0.08		1.18	1.59	0.08		1.09	1.27

(0.09)	(0.04)	—		(0.05)	(0.05)		—		(0.07)	(0.02)	—		(0.03)	(0.02)
—	(0.11)	—		—	(0.11)		—		—	(0.11)	—		—	(0.11)
—	—	—		—	—		—		—	—	—		—	—

(0.09)	(0.15)	—		(0.05)	(0.16)		—		(0.07)	(0.13)	—		(0.03)	(0.13)

$12.64	$11.53	$10.08		$12.59	$11.49		$10.08		$12.65	$11.54	$10.08		$12.52	$11.46

10.47%	15.86%	0.80	%C	10.04%	15.50	%C	0.80%		10.33%	15.74%	0.80	%C	9.50%	12.24%

$2,159	$4,160	$114		$1	$1		$1		$9,945	$7,369	$1		$447	$437
2.25%	2.45%	6.12	%D	9.28%	142.53%		7.00	%D	2.40%	2.26%	7.17	%D	3.18%	3.92%
1.17%	1.14%	0.93	%D	1.54%	1 .41%		1.54	%D	1.29%	1.25%	1.32	%D	2.04%	1.96%
0.17%	(0.23)%	(3.86	)%D	(6.75)%	(140.35)%		(4.30	)%D	0.13%	(0.11)%	(4.53	)%D	(0.67)%	(1.76)%
1.26%	1.08%	1.33	%D	0.99%	0 .77%		1.17	%D	1.24%	0.90%	1.33	%D	0.47%	0.21%
66%	24%	0	%C,E	66%	24%		0	%C,E	66%	24%	0	%C,E	66%	24%

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class				Y Class				Investor Class
	Year Ended August 31,		June 1 to August 31, 2010		Year Ended August 31,		June 1 to August 31, 2010		Year Ended August 31,
	2012	2011			2012	2011			2012
Net asset value, beginning of period	$11.30	$9.63	$10.00		$11.36	$9.62	$10.00		$11.31

Income from investment operations:
Net investment income (loss)	0.27	0.17	0.03		0.06	0.15	0.03		0.17
Net gains (losses) from securities (both realized and unrealized)	1.15	1.66	(0.40)		1.37	1.66	(0.41)		1.22

Total income (loss) from investment operations	1.42	1.83	(0.37)		1.43	1.81	(0.38)		1.39

Less distributions:
Dividends from net investment income	(0.10)	(0.11)	—		(0.11)	(0.02)	—		(0.04)
Distributions from net realized gains on securities	(0.22)	(0.05)	—		(0.22)	(0.05)	—		(0.22)
Return of capital	—	—	—		—	—	—		—

Total distributions	(0.32)	(0.16)	—		(0.33)	(0.07)	—		(0.26)

Net asset value, end of period	$12.40	$11.30	$9.63		$12.46	$11.36	$9.62		$12.44

Total return B	12.78%	18.93%	(3.70	)%C	12.78%	18.81%	(3.80	)%C	12.45%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$923	$1,325	$959		$1,174	$255	$1		$1,670
Ratios to average net assets (annualized):
Expenses, before reimbursements	3.18%	3.24%	18.32	%D	3.39%	3.08%	183.72	%D	3.60%
Expenses, net of reimbursements	0.99%	0.99%	0.99	%D	1.09%	1.09%	1.09	%D	1.37%
Net investment income (loss), before reimbursements	(0.71)%	(1.16)%	(16.04	)%D	(0.81)%	(1.25)%	(181.45	)%D	(1.14)%
Net investment income (loss), net of reimbursements	1.48%	1.09%	1.28	%D	1.49%	0.75%	1.18	%D	1.08%
Portfolio turnover rate	103%	66%	1	%C,E	103%	66%	1	%C,E	103%

A	Based on average shares outstanding.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

			Retirement Class				A Class				C Class
Year Ended August 31,	June 1 to August 31, 2010		Year Ended August 31,		June 1 to August 31, 2010		Year Ended August 31,		June 1 to August 31, 2010		Year Ended August 31,
2011			2012	2011			2012	2011			2012	2011
$9.62	$10.00		$11.26	$9.61	$10.00		$11.32	$9.61	$10.00		$11.24	$9.94

0.06	0.01	A	0.09	0.04	0.01		0.13	0.02	0.02		0.03	(0.02)
1.71	(0.39)		1.25	1.69	(0.40)		1.24	1.76	(0.41)		1.23	1.38

1.77	(0.38)		1.34	1.73	(0.39)		1.37	1.78	(0.39)		1.26	1.36

(0.03)	—		—	(0.03)	—		(0.01)	(0.02)	—		—	(0.01)
(0.05)	—		(0.22)	(0.05)	—		(0.22)	(0.05)	—		(0.22)	(0.05)
—	—		—	—	—		—	—	—		—	—

(0.08)	—		(0.22)	(0.08)	—		(0.23)	(0.07)	—		(0.22)	(0.06)

$11.31	$9.62		$12.38	$11.26	$9.61		$12.46	$11.32	$9.61		$12.28	$11.24

18.34%	(3.80	)%C	12.04%	18.00%	(3.90	)%C	12.28%	18.48%	(3.90	)%C	11.35%	13.64%

$2,207	$24		$1	$1	$1		$2,232	$2,451	$1		$507	$410

3.18%	55.64	%D	22.23%	143.33%	184.07	%D	3.71%	3.20%	186.19	%D	4.48%	4.35%
1.36%	1.36	%D	1.74%	1.67%	1.74	%D	1.49%	1.47%	1.49	%D	2.24%	2.22%
(1.21)%	(53.84	)%D	(19.76)%	(141.30)%	(181.81	)%D	(1.26)%	(1.29)%	(183.90	)%D	(2.02)%	(2.44)%
0.61%	0.43	%D	0.72%	0.36%	0.52	%D	0.97%	0.43%	0.80	%D	0.23%	(0.31)%
66%	1	%C,E	103%	66%	1	%C,E	103%	66%	1	%C,E	103%	66%

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class			Y Class			Investor Class			A Class
	Year Ended August 31, 2012	February 14 to August 31, 2011		Year Ended August 31, 2012	February 14 to August 31, 2011		Year Ended August 31, 2012	February 14 to August 31, 2011		Year Ended August 31, 2012	February 14 to August 31, 2011
Net asset value, beginning of period	$9.42	$10.00		$9.41	$10.00		$9.38	$10.00		$9.41	$10.00

Income from investment operations:
Net investment income	0.77	0.37		0.76	0.36		0.73	0.35		0.72	0.34
Net gains (losses) from securities (both realized and unrealized)	0.51	(0.58)		0.51	(0.59)		0.52	(0.62)		0.51	(0.59)

Total income (loss) from investment operations	1.28	(0.21)		1.27	(0.23)		1.25	(0.27)		1.23	(0.25)

Less distributions:
Dividends from net investment income	(0.77)	(0.37)		(0.76)	(0.36)		(0.73)	(0.35)		(0.72)	(0.34)
Distributions from net realized gains on securities	—	—		—	—		—	—		—	—

Total distributions	(0.77)	(0.37)		(0.76)	(0.36)		(0.73)	(0.35)		(0.72)	(0.34)

Redemption fees added to beneficial interests A	—	—		—	—		—	—		—	—
Net asset value, end of period	$9.93	$9.42		$9.92	$9.41		$9.90	$9.38		$9.92	$9.41

Total return B	14.19%	(2.24	)%C	14.09%	(2.44	)%C	13.92%	(2.85	)%C	13.63%	(2.61	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$62,790	$9,839		$19,129	$378		$150,396	$4,894		$42,832	$4,932
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.06%	2.62	%D	1.09%	5.04	%D	1.23%	2.78	%D	1.53%	2.92	%D
Expenses, net of reimbursements	0.84%	0.82	%D	0.94%	0.92	%D	1.19%	1.19	%D	1.34%	1.31	%D
Net investment income, before reimbursements	7.90%	5.03	%D	7.92%	2.87	%D	7.74%	5.14	%D	7.44%	4.98	%D
Net investment income, net of reimbursements	8.12%	6.83	%D	8.07%	6.99	%D	7.78%	6.73	%D	7.62%	6.60	%D
Portfolio turnover rate	43%	20	%E	43%	20	%E	43%	20	%E	43%	20	%E

A	Amounts represent less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 14, 2011, the inception date, through August 31, 2011.

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

C Class
Year Ended August 31, 2012	February 14 to August 31, 2011
$9.42	$10.00

0.65	0.30
0.52	(0.58)

1.17	(0.28)

(0.65)	(0.30)
—	—

(0.65)	(0.30)

—	—
$9.94	$9.42

12.90%	(2.88	)%C

$26,679	$1,239

2.26%	4.03	%D
2.09%	2.07	%D
6.70%	3.98	%D
6.87%	5.94	%D
43%	20	%E

American Beacon FundsSM

Privacy Policy and Federal Tax Information

August 31, 2012 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2012. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2012.

The Funds designated the following items with regard to distributions paid during the fiscal year ended August 31, 2012. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Zebra Large Cap Equity	75.00%
Zebra Small Cap Equity	81.00%

Qualified Dividend Income:

The London Company Income Equity	100.00%
Zebra Large Cap Equity	100.00%
Zebra Small Cap Equity	100.00%

Long-Term Capital Gain Distributions:

Zebra Large Cap Equity	$9,971
Zebra Small Cap Equity	125,606
SiM High Yield Opportunities	21,702

Shareholders will receive notification in January 2013 of the applicable tax information necessary to prepare their 2012 income tax returns.

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

At its May 9, 2012 meeting, the Board of Trustees (“Board”) considered: (1) the renewal of the Management Agreement between American Beacon Advisors, Inc. (the “Manager”) and the American Beacon Funds (“Beacon Trust”) on behalf of each of their series (collectively, the “Funds”); (2) the renewal of each investment advisory agreement between the Manager and a subadvisor (each an “Investment Advisory Agreement”); and 3) the approval of a new investment advisory agreement between the Manager and The London Company of Virginia, LLC (the “New Investment Advisory Agreement”). The Management Agreement, the Investment Advisory Agreements and the New Investment Advisory Agreement are collectively referred to herein as the “Agreements.” In preparation for the Board’s consideration to renew and approve these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. (“Lipper”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 4, 2012 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement, each Investment Advisory Agreement, and the New Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The materials requested by the Board included, among other information, the following:

•

a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•

a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•

a comparison of the performance of that portion of Fund assets managed or to be managed by each firm with the performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm’s performance was materially below that of the peer group;

•

any actual or anticipated economies of scale in relation to the services the Manager and the firm provide or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflects these economies of scale for the benefit of the Fund’s investors;

•

an analysis of compensation, including a comparison with fee rates charged to other clients for which similar services are provided, any proposed changes to the fee schedule, if applicable, and the effect of any fee waivers;

•	a description of any payments made or to be made by the subadvisors to the Manager to support a Fund’s marketing efforts;

•	a copy of the firm’s proxy voting policies and procedures and, if applicable, the name of the third party voting service used by the firm;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•

a description of the scope of portfolio management services provided or to be provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•

a description of the personnel who are or will be assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•

a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a description of the firm’s practices in monitoring the quality of portfolio holdings and in reviewing portfolio valuation;

•	a description of the firm’s use of derivatives, short sells, leveraged trading strategies or other similar trading strategies for the Funds;

•	a discussion regarding the firm’s participation in third-party and proprietary “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions;

•	a discussion of the firm’s methodology for obtaining best execution, including any plans to improve the quality of execution in the upcoming year, and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of the firm’s criteria for assessing counterparties and counterparty risk to the extent the firm enters into transactions with counterparties on a Fund’s behalf;

•	a description of trade allocation procedures among accounts managed by the firm;

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

•	a discussion of whether the firm utilizes “commission recapture” or “directed brokerage” arrangements for the benefit of the Funds or “step-out” transactions;

•	a discussion of whether the firm receives, or anticipates receiving, other compensation, including any payment for order flow or ECN liquidity rebates with respect to the Funds;

•	a certification by the firm regarding the reasonable design of its compliance program;

•

a summary of the results of the firm’s most recent annual review of its compliance program and a discussion of any material compliance problems encountered by a subadvisor since the most recent annual review;

•

information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

•

a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fee rates and expense ratios for comparable mutual funds;

•	a profit/loss analysis of the Manager;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate and average execution costs for each Fund and, as applicable, each subadvisor to a Fund; and

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fee rate versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 4, 2012 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 9, 2012 meeting at which the Board considered the renewal of the Management Agreement and Investment Advisory Agreements. In addition, provided below is an overview of the primary factors considered by the Board in regard to the approval of the New Investment Advisory Agreement.

The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 9, 2012 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately.

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the low cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s high quality of services; the Manager’s active role in monitoring and, as appropriate recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staff levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. The Board also considered that the Management Agreement for the Beacon Trust stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a “Feeder Fund”), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to put in place new expense waivers and reimbursements for certain new classes of the Funds and new series of the Beacon Trust. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee rate a subadvisor charges for any comparable client accounts. The Board did not consider profitability data of the subadvisors as imperative to its deliberations given the arm’s length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current management and administration fee rates the Manager charges. The Board

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager uses its proprietary American Beacon Large Cap Value Fund model to manage its collective investment trust.

In addition, the Manager noted that the Trusts also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended August 31, 2011.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper peer universe median and/or benchmark index. References to the Lipper expense universe below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper. In reviewing the performance, the Trustees viewed longer-term performance over five years or longer as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

Additional Considerations and Conclusions with Respect to the American Beacon Zebra Large Cap Equity Fund

In considering the renewal of the Management Agreement for the American Beacon Zebra Large Cap Equity Fund, the Trustees considered the following additional factors: (1) the American Beacon Zebra Large Cap Equity Fund underperformed the peer universe median for the one-year period ended March 31, 2012; (2) the Fund underperformed its benchmark for the one-year period ended March 31, 2012; and (3) the expense ratio of the Institutional Class of the Fund ranked better than the median of its Lipper expense universe.

In considering the renewal of the Investment Advisory Agreement with Zebra Capital Management, LLC (“Zebra”), the Trustees considered the following additional factors: (1) Zebra underperformed the peer universe median for the one-year period ended March 31, 2012; (2) Zebra’s unique investment style; (3) the performance of Zebra with respect to the Fund’s assets it manages as compared to similarly managed accounts was not available because Zebra does not manage other accounts comparable to the Fund; (4) representations by Zebra regarding fee rates Zebra charges comparable clients; (5) whether Zebra uses Fund commissions to obtain proprietary or third-party research; and (6) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon Zebra Large Cap Equity Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment advisory Agreements with respect to the American Beacon Zebra Large Cap Equity Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Zebra Small Cap Equity Fund

In considering the renewal of the Management Agreement for the American Beacon Zebra Small Cap Equity Fund, the Trustees considered the following additional factors: (1) the American Beacon Zebra Small Cap Equity Fund outperformed the peer universe median for the one-year period ended March 31, 2012; (2) the Fund outperformed its benchmark for the one-year period ended March 31, 2012; and (3) the expense ratio of the Institutional Class of the Fund ranked better than the median of its Lipper expense universe.

In considering the renewal of the Investment Advisory Agreement with Zebra, the Trustees considered the following additional factors: (1) Zebra outperformed the peer universe median for the one-year period ended March 31, 2012; (2) Zebra’s unique investment style; (3) the performance of Zebra with respect to the Fund’s assets it manages as compared to similarly managed accounts was not available because Zebra does not manage other accounts comparable to the Fund; (4) representations by Zebra regarding fee rates Zebra charges other comparable clients; (5) whether Zebra uses Fund commissions to obtain proprietary or third-party research; and (6) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon Zebra Small Cap Equity Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreement with respect to the American Beacon Zebra Small Cap Equity Fund.

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon SiM High Yield Opportunities Fund

In considering the renewal of the Management Agreement for the American Beacon SiM High Yield Opportunities Fund, the Trustees considered the following additional factors: (1) the American Beacon SiM High Yield Opportunities Fund outperformed the peer universe median for the one-year period ended March 31, 2012; and (2) the expense ratio of the Institutional Class ranked better than the median of its Lipper expense universe.

In considering the renewal of the Investment Advisory Agreement with Strategic Income Management, LLC (“SiM”), the Trustees considered the following additional factors: (1) SiM outperformed the peer universe median for the one-year period ended March 31, 2012; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; (2) determined that the American Beacon SiM High Yield Opportunities Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon SiM High Yield Opportunities Fund.

Considerations With Respect to the Approval of the Appointment of The London Company of Virginia, LLC with Respect to the American Beacon The London Company Income Equity Fund

At the May 9, 2012 Board meeting, the Manager proposed that the Board approve The London Company of Virginia, LLC (“The London Company”) as an investment subadvisor to the American Beacon The London Company Income Equity Fund (the “Fund”). Prior to the meeting, the Board requested and reviewed information provided by The London Company in connection with its consideration of The London Company as an investment subadvisor to the Fund, and the Investment Committee of the Board met with representatives from The London Company. A discussion of the factors relating to the Board’s selection of The London Company and approval of the New Investment Advisory Agreement between the Manager and The London Company follows.

Nature, extent and quality of the services to be provided by The London Company. The Board considered information regarding The London Company’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the New Investment Advisory Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing the Fund. The Board also considered The London Company’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration the Manager’s recommendation of The London Company. The London Company also represented that its financial condition is adequate to provide high quality advisory services to the Fund and that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by The London Company were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the New Investment Advisory Agreement.

Performance of The London Company. The Board evaluated The London Company’s historical investment performance record in managing assets under a similar investment mandate. In this regard, the Board evaluated the investment performance of The London Company Income Equity Composite (“Composite”) for the 2007 through 2011 periods, as compared to the S&P 500 Index (“Index”). The Board considered that the performance of the Composite outperformed the Index in 2008 and 2011 and underperformed the Index in 2007, 2009 and 2010. In light of all the information provided, the Board concluded that the historical investment performance record of The London Company supported the approval of the New Investment Advisory Agreement.

Comparisons of the amounts to be paid under the New Investment Advisory Agreement with those under contracts between The London Company and its other clients. In evaluating the New Investment Advisory Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by The London Company on behalf of the Fund. The Board considered The London Company’s representation that, in addition to the Fund, The London Company has multiple clients that pay below The London Company’s standard annual fee rate. This information assisted the Board in concluding that The London Company’s advisory fee rate under the New Investment Advisory Agreement appeared to be within a reasonable range for the services to be provided to the Fund, in light of all the factors considered.

Extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board considered that the subadvisory fee rate that The London Company proposed for the Fund includes breakpoints that reflect economies of scale for the benefit of the Fund’s investors. Based on the foregoing information, the Board concluded that the breakpoints under the proposed fee schedule reflect economies of scale associated with the services to be provided by The London Company to the Fund.

Costs of the services to be provided and profits to be realized by The London Company and its affiliates from the relationship with the Fund. The Board did not consider the costs of the services to be provided and profits to be realized by The London Company from its relationship with the Fund, noting instead the arm’s-length nature of the relationship between the Manager and The London Company with respect to the negotiation of the advisory fee rate on behalf the Fund.

Benefits to be derived by The London Company from the relationship with the Fund. The Board considered The London Company’s statement that it may receive fall out benefits as a result of the advisory relationship with the Fund in the form of research provided by brokers from the generation of soft dollar credits. In this regard, the Board also considered The London Company’s

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

representation that it uses soft dollars to acquire research products and services that fall within the safe harbor under Section 28(e) of the Securities and Exchange Act, as amended. Based on the foregoing information, the Board concluded that “fall-out” benefits that may accrue to The London Company were not a material factor in approving the New Investment Advisory Agreement.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not parties to the New Investment Advisory Agreement or “interested persons” of any such party, as that term is defined in the 1940 Act, concluded that the proposed advisory fee rate is reasonable and is in the best interests of the Fund and its shareholders and, as a result, approved the New Investment Advisory Agreement with respect to the Fund.

Trustees and Officers of the American Beacon Funds

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (54)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, (2003-2011), AMR Corp. and American Airlines; Inc.; Director, S. C. Johnson & Son, Inc. (privately held company) (2008- present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld** (75)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008);Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999- Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (68)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (51)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust
(2004-2012).

Eugene J. Duffy (58)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994- Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (69)	Trustee since 2008	Chairman Emeritus (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (69)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Barbara J. McKenna, CFA (49)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (66) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Trustee, American Beacon Mileage Funds (2001- 2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi,CPA (72)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).
OFFICERS	Term
One Year
Gene L. Needles, Jr. (57)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008- 2012), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (53)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006- Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008- Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (52)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004- Present).

Wyatt Crumpler (46)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2011), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (41)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004- 2009), Invesco AIM.

Michael W. Fields (58)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (51)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (48)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003- 2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (37)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Trustees and Officers of the American Beacon Funds

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Samuel J. Silver (49)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (40)	Chief Compliance Officer since 2004 and Asst. Secretary since1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998- 2004), American Beacon Advisors, Inc.

John J. Okray (38)	Asst. Secretary since 2010	Assistant General Counsel, American Beacon Advisors, Inc. (2010-Present); Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010- Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (55)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011- Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone:	By Mail:
Institutional, Y, and Investor Classes Call (800) 658-5811	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling
1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.

American Beacon Funds, American Beacon The London Company Income Equity Fund, American Beacon Zebra large Cap Equity Fund, American Beacon Zebra Small Cap Equity Fund, and American Beacon SiM High Yield Opportunities Fund are service marks of American Beacon Advisors, Inc.

AR 8/12

ITEM 2.	CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code February 16, 2010 to disclose a change in the Principal Financial Office. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Mr. Paul Zucconi, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Mr. Paul Zucconi is “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$144,159	8/31/2011
$328,501	10/31/2011
$72,527	12/31/2011
$27,241	6/30/2012
$162,479	8/31/2012
$372,802	10/31/2012
$54,482	11/30/2012
$163,621	12/31/2012

(b)

Audit-Related Fees	Fiscal Year Ended
$0	8/31/2011
$0	10/31/2011
$0	12/31/2011
$0	6/30/2012
$0	8/31/2012
$0	10/31/2012
$0	11/30/2012
$0	12/31/2012

(c)

Tax Fees	Fiscal Year Ended
$3,426	8/31/2011
$50,971	10/31/2011
$3,398	12/31/2011
$3,500	6/30/2012
$28,000	8/31/2012
$74,500	10/31/2012
$7,000	11/30/2012
$10,500	12/31/2012

(d)

All Other Fees	Fiscal Year Ended
$0	8/31/2011
$0	10/31/2011
$0	12/31/2011
$0	6/30/2012
$0	8/31/2012
$0	10/31/2012
$0	11/30/2012
$0	12/31/2012

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$3,426	$7,885	N/A	8/31/2011
$50,971	$0	N/A	10/31/2011
$3,398	$0	N/A	12/31/2011
$3,500	$0	N/A	6/30/2012
$28,000	$0	N/A	8/31/2012
$74,500	$0	N/A	10/31/2012
$7,000	$0	N/A	11/30/2012
$10,500	$0	N/A	12/31/2012

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President

Date: November 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President

Date: November 8, 2012

By	/s/ Melinda G. Heika
Melinda G. Heika Treasurer

Date: November 8, 2012